Exhibit 10.1

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PURCHASE AGREEMENT

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Relating to Boeing Model 787-8 Aircraft

Purchase Agreement Number 2924

PA 2924

Northwest Airlines, Inc.

ARTICLES

1.	Subject Matter of Sale

2.	Delivery, Title and Risk of Loss

3.	Price of Aircraft

4.	Taxes

5.	Payment

6.	Excusable Delay

7.	Changes to the Detail Specification

8.	Federal Aviation Requirements and Certificates and Export License

9.	Representatives, Inspection, Flights and Test Data

10.	Assignment, Resale or Lease

11.	Termination for Certain Events

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance

13.	Buyer Furnished Equipment and Spare Parts

14.	Contractual Notices and Requests

15.	Miscellaneous

PA 2924

Northwest Airlines, Inc.

SA NUMBER

TABLES

1.	Aircraft Deliveries and Pricing Descriptions

EXHIBITS

A	Aircraft Configuration

B	Product Assurance Document

C

Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Airframe and Engines

E	Buyer Furnished Equipment Provisions Document

F	Aircraft Delivery Requirements and Responsibilities

PA 2924

Northwest Airlines, Inc.

SA NUMBER

LETTER AGREEMENTS

6-1162-SKC-971	Aircraft Performance Guarantees

6-1162-SKC-972	Substitution Aircraft Performance Guarantees

6-1162-SKC-973	***

6-1162-SKC-974	***

6-1162-SKC-975	***

6-1162-SKC-976-1	***

6-1162-SKC-976-2	***

6-1162-SKC-977-1	***

6-1162-SKC-977-2	***

6-1162-SKC-980	Spares Initial Provisioning

6-1162-SKC-981	Spares Matters

6-1162-SKC-982	***

6-1162-SKC-983	***

6-1162-SKC-984	Open Configuration Matters

6-1162-SKC-987	*** —Terms

6-1162-SKC-990	Maintenance Cost Guarantee

6-1162-SKC-1010	***

6-1162-SKC-1011	***

6-1162-SKC-1035	Model 787 Flight Test Certification Program

PA 2924

Northwest Airlines, Inc.

6-1162-SKC-1039	Advance Payment Matters

6-1162-SKC-1040	Special Matters

6-1162-SKC-1042	***

6-1162-SKC-1043	***

6-1162-SKC-1057	Miscellaneous Matters

6-1162-SKC-1058	787 Special Entry-into-Service Customer Support

6-1162-SKC-1065	Aircraft Model Substitution

6-1162-SKC-1087	***

6-1162-SKC-1150	787 Training

6-1162-SKC-1151	***

v

PURCHASE AGREEMENT NO. 2924

Relating to

BOEING MODEL 787 AIRCRAFT

This Purchase Agreement is entered into as of the 5th day of May, 2005 by and between The Boeing Company, a Delaware corporation, with offices in Seattle, Washington (Boeing), and Northwest Airlines, Inc., a Minnesota corporation, with its principal office in Eagan, Minnesota (Buyer).

Accordingly, Boeing and Buyer agree as follows:

P.A. 2924	Page 1
BOEING PROPRIETARY

ARTICLE 1.           Subject Matter of Sale.

1.1                                 The Aircraft.  Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of 787 model aircraft in the quantities listed in Table 1 to this Purchase Agreement (the Aircraft), manufactured in accordance with Boeing detail specification as described in Exhibit A, as modified from time to time in accordance with this Purchase Agreement (Detail Specification).

1.2                                 Additional Goods and Services.  In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Purchase Agreement, including data, documents, training and services, all as described in this Purchase Agreement.

1.3                                 Performance Guarantees.  Any performance and other guarantees applicable to the Aircraft will be expressly included in this Purchase Agreement.

ARTICLE 2.           Delivery, Title and Risk of Loss.

2.1                                 Time of Delivery.  The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1.

2.2                                 Notice of Target Delivery Date.  Boeing will give Buyer notice of the target delivery week of the Aircraft approximately 60 days prior to the scheduled month of delivery.

2.3                                 Notice of Delivery Date.  Boeing will give Buyer at least 14 days notice of the delivery date of the Aircraft.  If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all reasonable costs incurred by Boeing as a result of such delay, including reasonable amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due (at the same rate as applied to advance payment deferrals described elsewhere herein).

2.4                                 Place of Delivery.  The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

2.5                                 Title and Risk of Loss.  Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

2.6                                 Bill of Sale.  Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any liens, claims, charges, and encumbrances except for Buyer Furnished Equipment and except for certain commercial software which is subject to end user license agreements (EULA Software), and such other appropriate documents of title as Buyer may reasonably require.

P.A. 2924	Page 2
BOEING PROPRIETARY

ARTICLE 3.           Price of Aircraft.

3.1                                 Definitions.

3.1.1                        Optional Features are the features to be incorporated in Exhibit A as selected by Buyer.

3.1.2                        Airframe Price is the price in July $2004 identified as the Airframe Price on Table 1 to this Purchase Agreement.

3.1.3                        Engine Price is the price specified in Table 1 to this Purchase Agreement and includes an aggregate price for the engine model selected by Buyer and all accessories, equipment and parts provided by the engine manufacturer (Engines) installed on the Aircraft.

3.1.4                        Aircraft Basic Price is comprised of the Airframe Price, the Engine Price and the price of the Optional Features.

3.1.5                        Economic Price Adjustment is the adjustment to the Aircraft Basic Price as calculated pursuant to Exhibit D.

3.1.6                        Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2                                 Aircraft Basic Price.

The Aircraft Basic Price, expressed in July 2004 dollars, is set forth in Table 1.

3.3                                 Aircraft Price.  The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1                        the Aircraft Basic Price, as determined in accordance with this Article; plus

3.3.2                        the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine); plus

3.3.3                        other price adjustments made pursuant to this Purchase Agreement or other written agreements executed by Boeing and Buyer.

P.A. 2924	Page 3
BOEING PROPRIETARY

3.4                                 Advance Payment Base Price.

For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Purchase Agreement.  The Advance Payment Base Price of each Aircraft is set forth in Table 1.

ARTICLE 4.           Taxes.

4.1                       Taxes.  Except as provided in Section 4.4 Buyer will pay all taxes imposed lawfully by any domestic or foreign taxing authority arising out of or in connection with the performance of this Purchase Agreement; provided, however, Buyer shall not be responsible for any Taxes which are incurred as a result of Boeing’s gross negligence or willful misconduct.  In this agreement “taxes” are defined as all taxes, fees, charges or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to, sales, use, value added (which are in the nature of a sales tax), gross receipts, stamp, excise, transfer and similar taxes.

4.2                       Taxes Relating to Buyer Furnished Equipment.  Buyer is responsible for the proper filing of all applicable tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

4.3                       Reimbursement of Boeing.  Buyer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes for which Buyer is responsible pursuant to this Article 4 and that are imposed on and paid by Boeing or which Boeing is responsible for collecting.

4.4                       Exclusions.  Excluded from the coverage of this Article 4 are any and all foreign, federal, state or local taxes on or based on or measured by Boeing’s net or gross income (other than sales taxes imposed on the receipts from this transaction), or any franchise, capital stock, net or gross receipts (other than sales taxes imposed on the receipts of this transaction) or other “doing business” taxes, which may be imposed by any taxing jurisdiction (including but not limited to Washington State business and occupation taxes except those relating to Buyer Furnished Equipment) and any taxes imposed prior to and unrelated to delivery of the Aircraft, and Buyer shall not be liable for any such taxes.

4.5                       Tax Minimization.  Boeing and Buyer agree to cooperate in closing the sale of any aircraft or other thing furnished under this Purchase Agreement in a jurisdiction that will render the purchase and sale transaction free of all Taxes whatsoever to the Buyer or additional taxes to Boeing.  Therefore, closing with funds and documents held in escrow may be a requirement of the Buyer until the property is positioned, at Buyer’s expense, in a tax exempt location.  Boeing and Buyer further agree that each shall provide to the other such documents and certificates as they may reasonably request in connection with any claims for exemption from the payment of Taxes.

4.6                       Contests.  If a claim is made against Boeing for any Taxes for which Buyer is responsible pursuant to this Article 4, Boeing shall promptly notify Buyer in writing at the following address:

P.A. 2924	Page 4
BOEING PROPRIETARY

Northwest Airlines, Inc.
Dept. A4450
5101 Northwest Drive
St. Paul, Minnesota 55111-3034
Attention: Senior Tax Counsel

If under the applicable law of the taxing jurisdiction Buyer is allowed to contest directly such tax in its own name, then Buyer shall be entitled, at its own expense and in its own name, to contest the imposition, validity, applicability, or amount of such tax and, to the extent permitted by law, withold payment during pendancy of such contest.  If Buyer is not permitted by law to contest such tax in its own name, upon Buyer’s request, Boeing shall in good faith and using best efforts, at Buyer’s expense, contest the imposition, validity, applicability, or amount of such tax.  Boeing shall in good faith and using best efforts:  (a) supply Buyer with such information and documents reasonably requested by Buyer as are necessary or advisable for Buyer to:  (i) recover or seek refund of any sales or use tax paid by Buyer as a result of this Purchase Agreement, or (ii) control or participate in any proceeding to the extent permitted herein, and (b) reasonably assist Buyer with evidentiary and procedural development of any such proceeding or contest.

ARTICLE 5.           Payment.

5.1                       Advance Payment Schedule.  Advance payment for each Aircraft will be made to Boeing by Buyer as follows:

Due Date of Payment	Amount Due per Aircraft
	(Percentage times Advance Payment Base Price)

Upon signing the Purchase Agreement	1	% (less the Deposit)

24 months prior to the first day of the scheduled delivery month of the Aircraft	4%

21 months prior to the first day of the scheduled delivery month of the Aircraft	5%

18 months prior to the first day of the scheduled delivery month of the Aircraft	5%

12 months prior to the first day of the scheduled delivery month of the Aircraft	5%

9 months prior to the first day of the scheduled delivery month of the Aircraft	5%

6 months prior to the first day of the scheduled delivery month of the Aircraft	5%

Total	30%

P.A. 2924	Page 5
BOEING PROPRIETARY

5.2                                 Payment at Delivery.  The Aircraft Price, less Advance Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

5.3                                 Form of Payments.  All payments due hereunder will be made by unconditional deposit in a bank account in the United States designated by the party to whom payment is to be made or in other immediately available funds.  All prices and payments set forth in this Purchase Agreement are in United States Dollars.

5.4                                 Monetary and Government Regulations.  As may be required, Buyer will be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

ARTICLE 6.           Excusable Delay.

6.1                                 General.  Boeing will not be liable for or be deemed to be in default under this Purchase Agreement on account of any delay in delivery of any Aircraft or other performance hereunder due to any of the following causes:  acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or inability, after due and timely diligence, to obtain type certification; or arising out of any other cause to the extent it is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence.  A delay resulting from such causes is referred to as an “Excusable Delay”.

6.2                                 Excusable Delay of 12 Months.

6.2.1                        Anticipated Delay.  If Boeing concludes, based on its appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Purchase Agreement with respect to such Aircraft by giving written notice to the other within 30 days after receipt by Buyer of Boeing’s notice.  Failure of a party to terminate the purchase of an

P.A. 2924	Page 6
BOEING PROPRIETARY

Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party’s right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

6.2.2                        Actual Delay.  If, due to an Excusable Delay, delivery of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Purchase Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

6.3                                 Aircraft Damaged Beyond Repair.  If, prior to delivery, an Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will notify Buyer in writing within thirty (30) days of the occurrence of such destruction or damage (Damage Notice).  Such notice will specify the earliest date reasonably possible, consistent with Boeing’s other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft.  Buyer shall have thirty (30) days from its receipt of the Damage Notice to notify Boeing that Buyer desires Boeing to manufacture and delivery to Buyer a replacement for such Aircraft.  If Buyer does not give timely notice to Boeing, Boeing may terminate this Purchase Agreement with respect to the Aircraft.  If Buyer gives timely notice to Boeing, Boeing will manufacture and deliver to Buyer at the earliest date reasonably possible, consistent with Boeing’s other contractual commitments and production capabilities, an aircraft to replace the Aircraft lost, destroyed, or damaged beyond repair, and the parties will execute an amendment to this Purchase Agreement to evidence the delivery date for such replacement aircraft; provided, however, that Boeing shall not be obligated to manufacture and deliver such replacement aircraft if it would require re-activation of a production line to do so.  The terms and conditions of this Purchase Agreement applicable to the Aircraft lost, destroyed or damaged beyond economic repair shall apply to the replacement aircraft.

6.4                                 Purchase Agreement Termination.

6.4.1                        Termination under this Article will discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft.

6.4.2                        If either party terminates this Purchase Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer, plus reasonable taxes and transportation charges paid, or contracted to be paid by Buyer.

6.5                                 Effect on Escalation.  Notwithstanding the occurrence of an Excusable Delay, the Aircraft Price will not be adjusted pursuant to paragraph 3.3.2 for any period beyond the original scheduled delivery month of the related Aircraft.

P.A. 2924	Page 7
BOEING PROPRIETARY

6.6              Exclusive Rights.  The termination rights set forth in this Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of an Excusable Delay.

ARTICLE 7.           Changes to the Detail Specification.

7.1                                 Development Changes.  Boeing may, at its own expense and without Buyer’s consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer.  Development Changes are defined as changes to the Aircraft necessary to correct defects, improve the Aircraft, prevent delay, or ensure compliance with this Purchase Agreement that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification.  If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

7.2                                 Change Orders.  The Detail Specification and associated provisions of this Purchase Agreement may be amended by change order or other written agreement, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.

ARTICLE 8.           Federal Aviation Requirements and Certificates.

8.1                                 FAA Certificates.

8.1.1                        Boeing will obtain from the Federal Aviation Administration (FAA):

8.1.1.1               a Type Certificate (transport category) issued pursuant to Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Purchase Agreement, and

8.1.1.2               a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

8.1.2                        Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

8.1.3                        If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Purchase Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate.  If the FAA does not issue a superseding certificate, Boeing’s only obligation under this paragraph will be to comply with the Detail Specification and the performance guarantees applicable to the Aircraft.

P.A. 2924	Page 8
BOEING PROPRIETARY

8.2                                 FAA Manufacturer Changes.

8.2.1                        If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

8.2.2                        Boeing will bear the cost of incorporating all Manufacturer Changes into the Aircraft resulting from requirements issued by the FAA prior to the date of the type certificate for the 787 model aircraft.

8.3                                 FAA Operator Changes.

8.3.1                        Boeing will deliver each Aircraft with the changes in equipment incorporated (or, at Boeing’s sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

8.3.2                        If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing’s charges applicable to such Aircraft.

8.4                                 Delays; Changes to this Purchase Agreement.  If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, such delay shall be an Excusable Delay.  This Purchase Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

ARTICLE 9.           Representatives, Inspection, Flights, and Test Data.

9.1                                 Inspection by Buyer.  Eight (8) months prior to implementation of Customer’s first Aircraft, Boeing will provide Customer an alternative Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process).  The 787 Inspection Process will supersede Boeing Process Instruction 2490, dated October 28, 2003, “Customer Review Process,” utilized on Buyer’s previous purchased aircraft.

9.2                                 Aircraft Flight.  Prior to delivery, each Aircraft will be flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing’s production flight test procedures.  The aggregate duration of such flights will be not less than one and one-half (1-1/2) hours or more than four (4) hours.  Five (5) persons designated by Buyer may participate in such flights as observers.

P.A. 2924	Page 9
BOEING PROPRIETARY

9.3                                 Test Data.  Boeing will furnish to Buyer, as soon as practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Purchase Agreement.  Except as otherwise provided in this Purchase Agreement, any performance guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

9.4                                 Special Aircraft Test Requirements.  Boeing may use the Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Price, if such tests are deemed necessary by Boeing to:

9.4.1                        obtain or maintain the Type Certificate or Standard Airworthiness Certificate for the Aircraft; or

9.4.2                        evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.  All such flight or ground testing shall not exceed in the aggregate either twenty (20) flight hours or ten (10) flight cycles per any single Aircraft without Buyer’s prior agreement.  Aircraft used for such flight or ground testing will have the same warranty terms and conditions at the time of delivery as Aircraft not utilized for flight or ground testing, and each such Aircraft shall be deemed not to have incurred any such testing flight hours or flight cycles for purposes of such terms and conditions.

9.5                                 Indemnity.  Boeing will indemnify and hold harmless Buyer and Buyer’s observers from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer’s observers, whether active, passive or imputed.

ARTICLE 10.         Assignment, Resale or Lease.

10.1                           Assignment.  This Purchase Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.  Neither the rights nor the duties of either party under this Purchase Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

10.1.1                  Provided that all EULA Software is transferred, either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party or (ii) acquires substantially all the assets of such party;

P.A. 2924	Page 10
BOEING PROPRIETARY

10.1.2                  Boeing may assign its rights to receive money; and

10.1.3                  Boeing may assign all or any part of its rights and obligations under this Purchase Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

10.2                           Transfer by Buyer at Delivery.  Buyer may, and at Buyer’s request Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft.  No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Purchase Agreement.

10.3                           Sale or Lease by Buyer After Delivery.  If, following delivery of any Aircraft, Buyer sells or leases such Aircraft (including any sale and lease-back for financing purposes), then, at Buyer’s election, all of Buyer’s rights with respect to such Aircraft under this Purchase Agreement will inure to the benefit of the purchaser or lessee effective upon Boeing’s receipt of such purchaser’s or lessee’s express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Purchase Agreement, as applicable to such Aircraft.

10.4                           No Increase in Boeing Liability.  No action taken by Buyer or Boeing relating to the assignment, resale or lease of any Aircraft or this Purchase Agreement will subject Boeing to any liability beyond that in this Purchase Agreement or modify in any way Boeing’s obligations under this Purchase Agreement.

10.5                           Exculpatory or Indemnity Clause in Post-Delivery Sale or Lease.  If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will make reasonable efforts to request the same protection for Boeing.

ARTICLE 11.         Termination for Certain Events.

11.1                           Termination.  This Purchase Agreement may be terminated at any time with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

11.1.1                  Ceases doing business as a going concern, suspends all or substantially all its business operations (other than in connection with a strike or other labor action), makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

P.A. 2924	Page 11
BOEING PROPRIETARY

11.1.2                  Petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within 60 days.

11.2                           Repayment of Advance Payments.  If this Purchase Agreement is terminated with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

ARTICLE 12.         Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance.

12.1                           Product Assurance.  Boeing and Buyer are bound by the provisions of Exhibit B hereto (Product Assurance Document).

12.2                           DISCLAIMER AND RELEASE.  EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS PURCHASE AGREEMENT, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(A)                              ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(B)                                ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(C)                                ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING (WHETHER ACTIVE, PASSIVE OR IMPUTED); AND

(D)                               ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

P.A. 2924	Page 12
BOEING PROPRIETARY

12.3                           EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES.  BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS PURCHASE AGREEMENT.

12.4                           Contribution toward Third Party Claims.  Claims by Buyer against Boeing for contribution toward third-party bodily injury or property damage claims, to the extent of Boeing’s relative percentage of the total fault or other legal responsibility for such bodily injuries or property damage, are excepted from the terms of this Article 12.

12.5                           Definitions.  For the purposes of this Article, the term “BOEING” means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

12.6                           Customer Support and Indemnification; Insurance.  Boeing and Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support Services.

ARTICLE 13.         Buyer Furnished Equipment and Spare Parts.

13.1                           Buyer Furnished Equipment.  Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment Document), which includes indemnification requirements related to Buyer Furnished Equipment.

13.2                           Purchase of Boeing Spare Parts.  Boeing will sell to Buyer and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Customer Services General Terms Agreement No. 51-1.

ARTICLE 14.         Contractual Notices and Requests.

All notices and requests relating to this Purchase Agreement will be in English, will be effective on the date of receipt, and may be transmitted by any customary means of written communication addressed as follows:

Buyer:                                     Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota – 55121

ATTENTION:                                             Treasurer

P.A. 2924	Page 13
BOEING PROPRIETARY

Telephone: (612) 726-2274
Facsimile:  (612) 726-2221

Boeing:                               Boeing Commercial Airplanes           (U.S. Mail)
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Attention:                 Vice President - Contracts
Mail Code 21-34

Boeing Commercial Airplanes (Courier)

1901 Oakesdale Avenue S. W.

Renton, Washington – 98055-1222

Attention:                 Vice President - Contracts
Mail Code 21-34

Telephone:            (206) 766-2400

Facsimile:                    (425) 237-1706

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party.  The effective date of any such notice or request will be the date on which it is received by the addressee.

ARTICLE 15.         Miscellaneous.

15.1                           Government Approval.  Boeing and Buyer will use their best reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Purchase Agreement.

15.2                           Headings.  Article and paragraph headings used in this Purchase Agreement are for convenient reference only and are not intended to affect the interpretation of this Purchase Agreement.

15.3                           Entire Agreement; Amendments.  This Purchase Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written.  This Purchase Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Purchase Agreement.

P.A. 2924	Page 14
BOEING PROPRIETARY

15.4                        GOVERNING LAW.  THIS PURCHASE AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

15.5                           Negotiated Agreement.  This Purchase Agreement, including the provisions of Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this

P.A. 2924	Page 15
BOEING PROPRIETARY

Purchase Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Purchase Agreement were arrived at in consideration of such provisions.

NORTHWEST AIRLINES, INC.		THE BOEING COMPANY

By	***	By	***

Its		Its	Attorney-in-Fact

P.A. 2924	Page 16
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES

Exhibit A to Purchase Agreement Number 2924

P.A. 2924
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 2924
Northwest Airlines, Inc.

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-8 AIRCRAFT

The Airframe Price in Table 1 was established utilizing the 7E7 Airplane Description and Selections Document No. 7E7B1-0227, Revision D.1, dated 23 November 2004 and 7E7-8 (LOPA) YS5476 dated October 20, 2004, for a 272 passenger interior.  The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement 6-1162-SKC-984, Open Configuration Matters, to the Purchase Agreement.

P.A. 2924	A-2
BOEING PROPRIETARY

PRODUCT ASSURANCE DOCUMENT

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit B

To

Purchase Agreement Number 2924

Dated                         , 2005

Relating to

BOEING MODEL 787 AIRCRAFT

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This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 2924, between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to the purchase by Buyer from Boeing of Boeing Model 787 aircraft (Aircraft).  This Product Assurance Document consists of the following Parts:

PART A	Boeing Warranty

PART B	Warranty Repairs and Modifications by Buyer

PART C	Boeing Service Life Policy

PART D	Exclusion of Liabilities

PART E	Boeing Indemnity Against Patent Infringement

PART F	Supplier Warranties and Patent Indemnities

PART G	Engine Manufacturer’s Warranty and Product Support Plan

PART H	Boeing Interface Commitment

PART I	Duplicate Product Assurance Remedies

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PART A

BOEING WARRANTY

1.                                       Warranties.

Subject to the exceptions set forth in paragraph 2, Boeing warrants that, at the time of delivery, the Aircraft (including all systems, accessories, equipment, aircraft software, i.e., Boeing-designed software, herein defined as “Aircraft Software”, which is software installed on and used in the operation of the Aircraft, and parts installed in the Aircraft) shall:

(a)                                  conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions of the Detail Specification as are stated to be estimates, approximations, design objectives, design criteria or otherwise described as not guaranteed,

(b)                                 be free from defects in material and workmanship, including process of manufacture, and

(c)                                  be free from defects in design, including the selection by Boeing of materials, including process of manufacture, in view of the state-of-the-art at the time of design.

For purposes of this warranty, it is understood that (i) non-conformance with the Detail Specification, (ii) defects in material or workmanship and (iii) defects in design, all as described in paragraphs (a), (b) and (c) above, are hereinafter collectively called “defects” or a “defect.”  Further, the terms system, accessory, equipment, Aircraft Software or part may hereinafter collectively be called “item” or “items.”

2.                                       Exceptions.

The warranty set forth in paragraph 1(a) above shall not apply to Buyer Furnished Equipment.  The warranties set forth in paragraphs 1(b) and 1(c) shall not apply to Buyer Furnished Equipment, nor to Engines (as defined in Exhibit D to this Agreement), nor to any item purchased by Boeing that was not manufactured to Boeing’s detailed design, except that any defect in the Boeing workmanship incorporated in the installation of such items in the Aircraft, including any failure by Boeing to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purposes of this Part A and be covered by the warranty set forth in paragraph 1(b) above.

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3.                                       Survival of Warranties.

With respect to each Aircraft (including all items - installed in the Aircraft), the warranties applicable at the time of Aircraft delivery, as provided in paragraphs 1 and 2 above, shall survive delivery subject to the limitations and upon the conditions set forth in paragraphs 4 through 10 of this Part A; provided, however, the warranty set forth in paragraph 1(a) shall not survive Aircraft delivery with respect to Engines, compliance with any performance guarantees contained in Letter Agreement which shall be established pursuant to Article 9 of the Purchase Agreement and any item purchased by Boeing that was not manufactured to Boeing’s detailed design.

4.                                       Warranty and Notice Periods.

Buyer’s remedy and Boeing’s obligation and liability under this Part A, with respect to each defect, are conditioned upon (i) the defect having become apparent to Buyer within the applicable warranty period, and (ii) Boeing’s Warranty Regional Manager having received written notice of the defect from Buyer within 3 months after the expiration of the applicable warranty period.  The warranty periods applicable to each Aircraft are:

(a)                                  as to a defect in conformance to the Detail Specification, 48 months after delivery of such Aircraft, and

(b)                                 as to a defect in material, workmanship or design in any item, 48 months after delivery of the Aircraft in which the defective item was initially installed.

4.1  Notice – Receipt of Buyer’s notice of discovery of a defect secures Buyer’s rights to remedies under the Product Assurance Document whether or not Buyer has corrected the defect at the time of notice or Boeing requests additional information regarding the defect or claim.

5.                                       Return and Proof.

Buyer’s remedy and Boeing’s obligation and liability under this Part A, with respect to each defect, are also conditioned upon:

(a)                                  the return by Buyer as soon as practicable to Boeing’s facilities in the Seattle, Washington area, or such other place as may be mutually agreeable, of the Aircraft or item claimed to be defective, except when (i) Buyer elects to perform necessary repair or correction of the defective

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Aircraft or items in accordance with the provisions of Part B (Warranty Repairs and Modifications by Buyer) of this Product Assurance Document, or (ii) Buyer elects to scrap non-repairable defective items at Buyer’s facility in accordance with paragraph 8 of this Part A, and

(b)                                 the submission by Buyer to Boeing’s Warranty Regional Manager of reasonable proof that the claimed defect is due to a matter embraced within the warranty set forth in paragraph 1(a), 1(b) or 1(c) and that such defect did not result from any act or omission of Buyer, including but not limited to any failure to operate and maintain the Aircraft or item involved in accordance with applicable governmental regulations and Boeing’s applicable written instructions.

6.                                       Remedies.

Buyer’s remedy and Boeing’s obligation and liability under this Part A, with respect to each defect, are limited to the following:

(a)                                  As to a defect in conformance to the Detail Specification,

(i)                                     to the correction of such defect in the item in which the defect appears; provided, however, Boeing shall not be obligated or liable hereunder to correct any defect that Boeing and Buyer mutually agree in writing are a) acceptable deviations or b) which have no material adverse effect on the maintenance, use or operation of the Aircraft, and

(ii)                                  as to any item corrected by Boeing pursuant to (i), to the correction of any further defect in conformance to the Detail Specification in such item provided such further defect becomes apparent to Buyer within any unexpired remainder of the 48 month warranty period specified in paragraph 4(a).

(b)                                 As to a defect in material or workmanship,

(i)                                     to the repair of such defect in the item in which the defect appears, or, at Boeing’s option, to the replacement of such item with a similar item free from defect, and

(ii)                                  as to any item repaired by Boeing or furnished as a replacement by Boeing pursuant to (i), to the repair or replacement of such item for any further defect in material or workmanship, provided such further defect becomes apparent to Buyer within any unexpired remainder of the 48 month warranty period specified in paragraph 4(b) or 12 months, whichever is greater

(c)                                  As to a defect in design,

(i)                                     to the correction of such defect in the item in which the defect appears, and

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(ii)                                  as to any item corrected by Boeing pursuant to (i), to the correction of any further defect in design in such item, provided such further defect becomes apparent to Buyer within any unexpired remainder of the 48 month warranty period specified in paragraph 4(b) or within 18 months after delivery of the corrected item or materials required to correct such item, whichever period last expires.

(d)                                 To the removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the repaired or a replacement item, provided that when Boeing reimburses Buyer for Buyer’s direct labor costs incurred in performing such tasks (i) the man-hours used to determine such costs shall not exceed Boeing’s reasonable estimate of the man-hours required for the performance thereof by Buyer or such number of man-hours as may be mutually agreed to by Boeing and Buyer, and (ii) the labor rate to be used in determining such costs shall be the then current warranty reimbursement labor rate as established between Boeing and Buyer pursuant to paragraph 4(c) of Part B of this Product Assurance Document.

(e)                                  To reimbursement and payment as specified in paragraphs 7(a) and 7(b) below.

7.                                       Returned Items.

The following provisions shall apply with respect to each Aircraft or item returned to Boeing’s facilities, or to such other place as may be mutually agreeable, pursuant to paragraph 5 of this Part A:

(a)                                  As to the return of an Aircraft,

(i)                                     the decision as to whether or not an Aircraft is to be returned to Boeing shall be established by agreement between Boeing and Buyer using the following criteria:

(A)                              Substantially all of the repairs, corrections or replacements to be performed by Boeing shall be covered by the warranty as described in paragraphs 6(a), 6(b) or 6(c).

(B)                                Buyer does not have the capability to perform and it is not feasible or practicable for Boeing personnel to perform or to assist Buyer’s personnel in performing the warranty repairs, replacements or corrections on the Aircraft at Buyer’s facilities or at such other place as may be mutually agreeable.

(ii)                                  the following provisions shall apply for each Aircraft returned:

(A)                              All warranty repairs, replacements and corrections shall be performed by or for Boeing, at Boeing’s expense, with reasonable care and dispatch in order that the Aircraft involved shall not be kept out of service longer than necessary.  In addition, Boeing shall reimburse Buyer the cost

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of fuel, oil and landing fees incurred in both ferrying the Aircraft to the location where the warranty work will be performed and in ferrying such Aircraft back to Buyer’s facilities; provided, however, that Buyer shall use its best reasonable efforts to commence and terminate such ferry flights at a facility of Buyer located nearest to the location where Boeing is to perform work on the Aircraft.

(B)                                Buyer shall pay Boeing for any non-warranty work performed by Boeing on the Aircraft as may be mutually agreed to by the parties and for work required to be performed by Boeing relating to the Aircraft other than the repairs, corrections or replacements covered by the warranties provided in paragraphs 6(a), 6(b) and 6(c).  The rates charged Buyer for such other work shall not exceed the rates charged other commercial customers of Boeing during substantially the same time period.

(iii)                               a separate agreement containing the above provisions and other mutually agreeable terms and conditions shall be entered into by the parties to cover the return of any Aircraft under the provisions of this paragraph.

(b)                                 As to the return of items,

(i)                                     All repairs, replacements and corrections described in paragraphs 6(a), 6(b) and 6(c) shall be performed by or for Boeing at Boeing’s expense, with reasonable care and dispatch in order that the item involved will not be kept out of service longer than necessary.

(ii)                                  Boeing’s turnaround time objectives with respect to the repair, replacement or correction of items as described in paragraphs 6(a), 6(b) and 6(c) are (A) with respect to avionic and electronic items, fourteen (14) calendar days or less, and (B) with respect to all other items twenty-eight (28) calendar days or less if repaired, replaced or corrected at Boeing’s facilities or twenty-eight (28) calendar days or less if repaired, replaced or corrected at the facilities of a Boeing subcontractor.  Turnaround time shall be measured from the date Boeing is in receipt of the returned item together with Buyer’s claim or return order describing the work to be accomplished to the date of shipment by Boeing of a repaired, corrected or replacement item.  In the event the foregoing turnaround time objective is not achieved by Boeing for a particular item and a critical parts shortage is experienced by Buyer as a direct result therefrom, Boeing shall, when requested by Buyer, either,

(1)                                  use its diligent efforts to expedite completion of the item to be repaired, corrected or replaced to meet Buyer’s required completion date, or

(2)                                  provide, on a case by case basis, a similar item on a no-charge loan or lease basis until such time as the item being repaired, replaced or corrected is returned to Buyer.

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The Boeing remedies described in (1) and (2) above shall be conditioned upon Buyer’s procurement in a timely manner of a reasonable number of spare parts, and Buyer’s maintenance and operation of the item involved and the Aircraft in which such item was installed in accordance with applicable governmental regulations and applicable Boeing service bulletins, maintenance manuals, overhaul manuals and written instructions.  Such remedies shall not apply in any case where the critical part shortage is attributable to Buyer’s fault or responsibility.

(iii)                               The freight charge for shipment from Buyer to Boeing, or to such other place as may be mutually agreeable, of any item claimed to be defective shall be paid by Buyer; however, Boeing shall reimburse Buyer for the freight charge for such shipment of any item determined to be defective under the terms of this Part A upon Boeing’s receipt of the invoice to Buyer for such charge.  The freight charge for the return shipment to Buyer of any item which has been repaired, replaced or corrected pursuant to this Part A shall be paid by Boeing.

(c)                                  Title to and risk of loss of any Aircraft or item returned by Buyer to Boeing shall at all times remain with Buyer, except title to and risk of loss of a returned item shall pass to Boeing concurrently with shipment by Boeing to Buyer of any item furnished by Boeing to Buyer as a replacement therefor.  Upon Boeing’s shipment to Buyer of any replacement item provided by Boeing pursuant to this Part A, title to and risk of loss of such item shall pass to Buyer.  (Under this paragraph 7(c), the party which has risk of loss with respect to any Aircraft or item shall have the responsibility of providing any insurance coverage thereon desired by such party.)

Boeing shall have only such responsibility for any returned Aircraft, and for any returned item, so long as Buyer has title thereto, as is chargeable by law to a bailee for mutual benefit, but shall not be chargeable for loss of use.

8.                                       Non-Repairable Items.

Buyer may scrap any defective non-repairable item at Buyer’s facility, provided that an authorized Boeing Customer Support Representative has confirmed such item is non-repairable.  Buyer’s claim for any item to replace such scrapped item shall contain the stamp and signature of Boeing’s Customer Support Representative.  Such scrapped item shall be processed by Buyer in accordance with the provisions of paragraph 6 of Part B of this Product Assurance Document.

9.                                       Wear and Tear.

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect under the warranties set forth in this Part A.

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B-8

10.                                 Insurance.

The provisions of Article 12, “Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance”, of this Purchase Agreement Number 2924, will apply to any work performed by Boeing in accordance with Buyer’s specific technical instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

11.                                 EXCLUSION OF LIABILITIES.

THE WARRANTIES AND REMEDIES SET FORTH IN THIS PART A ARE EXCLUSIVE.  THE EXCLUSION OF LIABILITIES AND OTHER PROVISIONS OF PART D OF THIS EXHIBIT B ARE APPLICABLE.

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K/NWA	B-9

PART B

WARRANTY REPAIRS AND MODIFICATIONS BY BUYER

1.                                       General.

To expedite the return to service of defective Aircraft or items that Boeing is obligated to repair or correct under Part A (Boeing Warranty) of this Product Assurance Document, Boeing and Buyer agree that such repairs and corrections may, at Buyer’s option, be performed by Buyer, subject, however, to the provisions of this Part B.

2.                                       Scope.

This Part B shall apply only to items manufactured to Boeing’s detailed design.  This Part B is further limited to such repairs and corrections as Boeing would otherwise be obligated to perform under paragraph 6(a), 6(b) or 6(c) of Part A of this Product Assurance Document, and is subject to the warranty and notice periods and all other conditions and limitations set forth in such Part A, except that defective items need not be returned to Boeing.

3.                                       Repairs and Modifications.

All repairs and modifications shall be performed in accordance with Boeing’s applicable written instructions using such modification kits and other parts and materials as may be furnished by Boeing.

4.                                       Reimbursement.

Upon receipt of Buyer’s claim for reimbursement, in accordance with paragraph 5, with respect to any repair or modification within the scope of this Part B, Boeing shall reimburse Buyer as follows:

(a)                                  Direct Labor.

At the warranty labor rate specified in paragraph 4(c) for all direct labor hours reasonably expended by Buyer’s direct labor employees in performing the repair or modification, but not to exceed Boeing’s reasonable estimate of the man-hours required for the performance thereof by Buyer or such number of man-hours as may be mutually agreed to by Boeing and Buyer including time for removal from the Aircraft of the defective item and reinstallation in the Aircraft of the repaired or replacement item and time for disassembly, re-assembly, bench testing and flight testing, if required, of the defective item, but excluding time for overhaul.

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(b)                                 Direct Materials.

At the invoice cost thereof to Buyer, excluding any allowances for handling, overhead, taxes, customs duties or the like, for all direct materials incorporated in the repair or modification, excluding any materials used for overhaul, and also excluding such modification kits, parts and materials as may be furnished by Boeing at no charge.

(c)                                  Warranty Labor Rate.

For the purposes of this Part B, the warranty labor rate shall be $45.60 per hour, in year 2000, or 150% of Buyer’s average direct hourly labor rate for warranty corrections performed, including inspection hours and hours specified in Paragraph 4(a) of this Exhibit, whichever is greater.  For this purpose, “average direct hourly labor rate” means the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to Buyer’s employees whose jobs are directly related to the performance of the repair or modification.  Prior to or concurrent with submittal of Buyer’s first claim for labor reimbursement hereunder, Buyer shall notify Boeing of Buyer’s then-current average direct hourly labor rate, and thereafter Buyer shall promptly notify Boeing of any material change in such rate. If requested, Buyer shall furnish to Boeing such data as may be reasonably required to substantiate such rate.

(d)                                 Limitation.

Notwithstanding the foregoing, the total reimbursement with respect to any repair or modification shall not exceed 65% of Boeing’s then current sales price for the item involved or in specific instances such percentage of the then current sales prices as may be mutually agreed to by Boeing and Buyer.

5.                                       Claims for Reimbursement.

Unless otherwise agreed in writing, Buyer’s claim for reimbursement with respect to any repair or modification must be submitted in writing to Boeing’s Warranty Regional Manager within a reasonable time, but no later than, 90 days after expiration of the applicable warranty period.  All claims for reimbursement shall include the following:

(a)                                  The identity of the item involved, including Boeing part number, serial number, nomenclature and the quantity claimed to be defective.

(b)                                 The identity of the Aircraft from which each item was removed.

(c)                                  Date the claimed defect became apparent to Buyer.

(d)                                 Description of the claimed defect and circumstances.

(e)                                  Date repair or modification completed by Buyer.

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(f)                                    Itemized account of the direct labor hours expended in performing the repair or modification.

(g)                                 Itemized account of the direct materials incorporated in the repair or modification.

All claims for reimbursement shall be subject to audit by Boeing.  Boeing shall promptly notify Buyer of Boeing’s disposition of each claim submitted hereunder.

6.                                       Replaced Parts.

In the event component parts of any assembly are replaced by Buyer, the replaced parts shall be tagged with the assembly part number, serial number and warranty claim number and retained for a period of 45 days after submission of Buyer’s claim for reimbursement.  Such parts shall be made available for Boeing’s inspection, upon request, in the event further analysis is required.  Such parts may be scrapped if no inspection is requested by Boeing within such 45-day period or Buyer requests permission and receives such permission from Boeing to dispose replaced parts prior to expiration of the 45 day period.

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PART C

BOEING SERVICE LIFE POLICY

This Part C defines Boeing’s Service Life Policy (“Policy” herein) applicable to the Aircraft.

1.                                       Service Life Policy.

Should a Failure occur in any Covered Component within the following periods:

(a)                                  as to any Airframe Component or Landing Gear Component, within 15 years after delivery of the Aircraft in which such Component was initially installed; or

(b)                                 as to any Spare Component, within 15 years after delivery of such Component, or within 15 years after delivery by Boeing of the last new Model 787 Aircraft to Buyer, whichever first expires,

Boeing shall, at the price provided herein and as promptly as practicable, either (i) design and furnish to Buyer a correction for such Failed Component, including any parts required for such correction (including Boeing designed standard parts but excluding Industry standard parts such as MS and NAS standards), or (ii) furnish to Buyer a replacement Covered Component for such Failed Component.

2.                                       Definitions.

For the purpose of this Policy, the following definitions shall apply:

(a)                                  “Airframe Component” means any of the primary structural elements specified in Exhibit A attached hereto of the wing, fuselage, or vertical or horizontal tail installed in an Aircraft at the time of delivery.

(b)                                 “Landing Gear Component” means any of the primary structural elements specified in Exhibit A attached hereto of the landing gear installed in an Aircraft at the time of delivery.

(c)                                  “Spare Component” means any airframe or landing gear element specified in Exhibit A that was furnished to Buyer by Boeing as a correction or replacement under this Policy or that was purchased by Buyer from Boeing as a spare part.

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(d)                                 “Covered Component” means an Airframe Component, Landing Gear Component or Spare Component.

(e)                                  “Failure” means any breakage or defect in a Covered Component.

(f)                                    “Failed Component” means a Covered Component in which a Failure has occurred.

3.                                       Price.

Any Covered Component or part that Boeing is required to furnish to Buyer under this Policy in connection with correction or replacement of a Failed Component shall be furnished to Buyer at a price determined in accordance with the following formula:

P =                               CT

180

P =                               Price to Buyer.

C =                              The Boeing then-current spare parts sales price.

T =                              The total age in months (to the nearest month) of the Failed Component from the date of delivery of the Failed Component to the date of the correction or replacement.

4.                                       Conditions and Limitations.

(a)                                  Buyer shall, at Boeing’s expense, return to Boeing, if return is practicable, any Failed Component that Boeing desires for redesigning studies.

(b)                                 Installation of any Covered Component corrections or replacements furnished by Boeing pursuant to paragraph 1 shall be at Buyer’s expense.  If installation of such corrections or replacements is performed by Boeing at Buyer’s request, the rates charged Buyer for such installation shall not exceed the rates charged other commercial customers of Boeing during substantially the same time period.

(c)                                  Boeing’s obligation under this Policy, with respect to each Failure, is conditioned upon:

(i)                                     Boeing’s Warranty Regional Manager having received written notice of the Failure from Buyer within 3 months after it became apparent to Buyer; and

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(ii)                                  the submission by Buyer to Boeing of reasonable evidence that the claimed Failure is covered by this Policy and, if requested by Boeing, that such Failure was not the result of: i) a consequence of any breakage of or defect in any other part or component of an Aircraft in which the Covered Component was at any time installed, or ii) from any other extrinsic force, or iii) any negligent or improper act or omission of Buyer, including, but not limited to, any failure to operate and maintain such Aircraft in accordance with applicable governmental regulations and Boeing’s applicable service bulletins, service letters, maintenance manuals, component maintenance manuals and written instructions, provided to Buyer by Boeing prior to such alleged negligent or improper act or omission by Buyer.

(d)                                 Nothing in this Policy shall be construed as a warranty or representation as to the length of time an Aircraft or any Covered Component will operate without a Failure, or as an agreement to modify the Aircraft or any Covered Component to conform to new developments in the state of design or manufacturing art.  Boeing’s sole obligation hereunder is to furnish corrections or replacements for failed components as provided in this Policy.  Buyer’s sole remedy and relief for the nonperformance of any obligation or liability of Boeing arising under or by virtue of this policy shall be in monetary damages, limited to the amount Buyer reasonably expends in procuring a correction or replacement for any covered component which is the subject of a Failure covered by this policy and to which such nonperformance relates.  THE EXCLUSION OF LIABILITIES AND OTHER PROVISIONS OF PART D OF THIS EXHIBIT B ARE APPLICABLE.

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Exhibit A to

Part C

COVERED AIRFRAME AND LANDING GEAR COMPONENTS

1.                                       Wing.

(a)                                  Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(b)                                 Wing spar webs, chords and stiffeners.

(c)                                  Inspar wing ribs.

(d)                                 Inspar splice plates and fittings.

(e)                                  Upper wing fold hinge, end ribs and lower latch lugs.

(f)                                    Main landing gear support structure.

(g)                                 Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

(h)                                 Wing-to-body structural attachments.

(i)                                     Engine strut support fittings attached directly to wing primary structure.

(j)                                     Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(k)                                  Leading edge device and trailing edge flap support system.

(l)                                     Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

(m)                               Winglets.

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Exhibit A to

Part C

2.                                       Body.

(a)                                  External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b)                                 Window and windshield structure but excluding the windows and windshields.

(c)                                  Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components.  Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d)                                 Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(e)                                  Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(f)                                    Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g)                                 Forward and aft pressure bulkheads.

(h)                                 Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(i)                                     Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(j)                                     Support structure in the body for the stabilizer pivot and stabilizer screw.

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Exhibit A to

Part C

3.                                       Vertical Stabilizer.

(a)                                  External skins between front and rear spars.

(b)                                 Front and rear spars including stiffeners.

(c)                                  Attachment fittings between vertical stabilizer and body.

(d)                                 Inspar ribs.

(e)                                  Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(f)                                    Rudder internal, fixed attachment and actuator support structure.

(g)                                 Rudder hinges and supporting ribs, excluding bearings.

4.                                       Horizontal Stabilizer.

(a)                                  External skins between front and rear spars.

(b)                                 Front and rear spars including splices and stiffeners.

(c)                                  Inspar ribs.

(d)                                 Stabilizer splice fittings and pivot and screw support structure.

(e)                                  Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(f)                                    Elevator internal, fixed attachment and actuator support structure.

(g)                                 Elevator hinges and supporting ribs, excluding bearings.

5.                                       Engine Strut.

(a)                                  Strut external surface skin and doublers and stiffeners.

(b)                                 Internal strut chords, frames and bulkheads.

(c)                                  Strut to wing fittings and diagonal brace.

(d)                                 Engine mount support fittings attached directly to strut structure.

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Exhibit A to

Part C

6.                                       Main Landing Gear.

(a)                                  Outer cylinder.

(b)                                 Inner cylinder.

(c)                                  Upper and lower side strut, including spindles and universals.

(d)                                 Upper and lower drag strut, including spindles and universals.

(e)                                  Orifice support tube.

(f)                                    Downlock links including spindles and universals.

(g)                                 Torsion links.

(h)                                 Bogie beam.

(i)                                     Axles.

7.                                       Nose Landing Gear.

(a)                                  Outer cylinder.

(b)                                 Inner cylinder, including axles.

(c)                                  Orifice support tube.

(d)                                 Upper and lower drag strut, including lock links.

(e)                                  Steering plates and steering collar.

(f)                                    Torsion links.

(g)                                 Actuator support beam and hanger.

NOTE:            The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

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PART D

EXCLUSION OF LIABILITIES

1.                                       DISCLAIMER AND RELEASE.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THIS EXHIBIT B ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THINGS DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(A)                              ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(B)                                ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(C)                                ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(D)                               ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

2.                                       EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES.

BOEING SHALL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, OR OTHER THINGS PROVIDED UNDER THIS AGREEMENT.

3.                                       Contribution toward Third Party Claims.

Claims by Buyer against Boeing for contribution toward third-party bodily injury or property damage claims, to the extent of Boeing’s relative percentage of the total fault or other legal responsibility of all persons causing such bodily injuries or property damage, are excepted from the terms of this Part D.

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4.                                       Definition.

For the purpose of this Part D, the term “Boeing” or “BOEING” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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PART E

BOEING INDEMNITY AGAINST PATENT INFRINGEMENT

1.                                       Indemnity.

Subject to the exceptions set forth in paragraph 2 below, Boeing shall indemnify and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs (excluding any incidental or consequential damages and excluding any liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but including costs of, at Boeing’s option, (i) replacing the infringing item or (ii) otherwise curing any infringement on account of which use of Aircraft by Buyer is prevented) in case of any actual or alleged infringement by any Aircraft, or by any item installed therein at the time of Aircraft delivery of any United States patent or of any patent issued under the laws of any country in which Buyer from time to time may lawfully operate the Aircraft, provided that (i) from time of design of the Aircraft or item and until infringement claims are resolved such other country and the flag country of the Aircraft are legally bound by and do fully recognize their obligations and duties under the Chicago Convention on International Civil Aviation of December 7, 1944, and the flag country and such other country are fully entitled to all benefits of Article 27 thereof or, in the alternative, (ii) from such time of design and until such infringement claims are resolved such other country and the flag country shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention).

2.                                       Exceptions.

This indemnity shall not apply to Buyer Furnished Equipment, nor to Engines (as defined in Exhibit D to this Agreement), nor to any item that was not manufactured to Boeing’s detailed design, nor to any item manufactured to Boeing’s detailed design without Boeing’s authorization.

3.                                       Conditions and Limitations.

(a)                                  Buyer’s remedy and Boeing’s obligation and liability under this Part E are conditioned upon Buyer giving Boeing written notice within 10 days after Buyer receives official notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.  Boeing may, at its option, conduct negotiations with any party claiming infringement and may intervene in any suit or action.  Whether or not

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E-1

Boeing intervenes, it shall be entitled at any stage of the proceedings to assume or control the defense.  Buyer’s remedy and Boeing’s obligation and liability hereunder are further conditioned upon Buyer promptly furnishing to Boeing all data, records and assistance within Buyer’s control material to any such claim, suit or action, and (except as to amounts mandated by a judgment) upon Boeing’s prior approval of Buyer’s payment or assumption of any liabilities, damages, royalties or costs for which Boeing is asked to respond.

(b)                                 The indemnity, obligations and liabilities of Boeing and remedies of Buyer set forth in this Part E are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein.

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PART F

SUPPLIER WARRANTIES AND PATENT INDEMNITIES

1.                                       Supplier Warranties and Supplier Patent Indemnities.

Boeing shall use its best reasonable efforts to obtain from manufacturers of items installed in the Aircraft at the time of delivery that were purchased by Boeing but were not manufactured to Boeing’s detailed design (other than Engines, as defined in Exhibit D to this Agreement), adequate warranties and indemnities against patent infringement enforceable by Buyer (Supplier Warranties).  Boeing shall furnish copies of the Supplier Warranties to Buyer prior to delivery of the first Aircraft.  (The commitments of the Engine manufacturer regarding warranties and indemnities against patent infringement shall be as set forth in Part G of this Product Assurance Document.)

2.                                       Boeing Assistance in Administration of Supplier Warranties.

In the event Buyer experiences any problem in the resolution - of any claims Buyer may have initiated under the Supplier Warranties obtained by Boeing pursuant to paragraph 1, and Buyer submits to Boeing’s Warranty Regional Manager such information and data in its possession as may be reasonably required by Boeing to investigate any such problem, then Boeing shall promptly conduct an investigation of such problem and shall assist Buyer in the administration of any claims Buyer may have under such Supplier Warranties.

3.                                       Boeing Support in Event of Supplier Default.

In the event that:

(a)                                  any manufacturer, under any Supplier Warranty obtained by Boeing pursuant to paragraph 1, defaults in the performance of any material obligation contained in such Supplier Warranty, with respect to a defect in material or workmanship or a defect in design in any Supplier Product (and their replacements under the Product Assurance Agreement) - installed in the Aircraft at the time of delivery, and

(b)                                 Buyer submits to Boeing’s Warranty Regional Manager reasonable proof that such default has occurred, then the warranty set forth in paragraph 1(b) or 1(c), as the case may be, of Part A (Boeing Warranty) of this Product Assurance Document, and paragraphs 3 through 10 of such Part A, shall apply to such defect to the same extent as if such Supplier Product (and their replacements under the

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F-1

Product Assurance Agreement) - had been manufactured to Boeing’s detailed design, except that:

(i)                                     the warranty period with respect to such item shall be the longer of the applicable period set forth in such Supplier Warranty, if a warranty period is expressly set forth therein or the warranty period set forth in paragraph 4(b) of Part A of this Product Assurance Document, and

(ii)                                  the warranty notice period shall be as specified in paragraph 4 of Part A.

Provided Boeing performs on behalf of Supplier,  Buyer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.  Buyer will not unreasonably withhold such assignment.

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PART G

ENGINE MANUFACTURER’S WARRANTY
AND PRODUCT SUPPORT PLAN

In-lieu of Boeing providing in the Purchase Agreement an engine warranty and product support plan, Buyer has entered into a separate engine warranty and product support agreement with the engine manufacturer with respect to the Engines installed on the Aircraft.   Buyer releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines, and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

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G-1

PART H

BOEING INTERFACE COMMITMENT

1.                                       Interface Problems.

If Buyer experiences any technical problem in the operation of the Aircraft or its systems due to malfunction or failure of an item the cause of which, after due and reasonable investigation, is not readily identifiable by Buyer, but which Buyer believes to be attributable to the design characteristics of one or more items of the Aircraft (an “Interface Problem”), Boeing shall, if requested by Buyer, and without additional charge to Buyer, promptly conduct an investigation and analysis of such Interface Problem to determine, if possible, the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible.  Buyer shall furnish to Boeing all data and information in Buyer’s possession reasonably relevant to the Interface Problem, and will reasonably cooperate with Boeing in the conduct of its investigations and such tests as may be required.  Boeing shall promptly advise Buyer in writing at the conclusion of its investigation of Boeing’s opinion as to the cause or causes of the Interface Problem and Boeing’s recommendation as to corrective action.

2.                                       Boeing Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design of any item - manufactured to Boeing’s detailed design, Boeing shall, if requested by Buyer, correct the design of such item to the extent of any then existing obligations of Boeing under Part A (Boeing Warranty) or Part C (Boeing Service Life Policy) of this Product Assurance Document.

3.                                       Supplier Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design of an item -not manufactured to Boeing’s detailed design, Boeing shall, if requested by Buyer, reasonably assist Buyer in processing any warranty claim Buyer may have against the manufacturer of such item.  Boeing shall also take whatever reasonable action is permitted by its contracts with such manufacturer in an effort to obtain a correction of the Interface Problem acceptable to Buyer.  If the Supplier fails, within a reasonable period of time, to take appropriate action on

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H-1

Boeing’s recommendation as to the necessary corrective action and Buyer submits to Boeing, within a reasonable time, proof of such failure, then Boeing shall take action in accordance with the provisions of Part F of this Product Assurance Document.

4.                                       Joint Responsibility.

If Boeing determines that the Interface Problem is partially attributable to the design of an item - manufactured to Boeing’s detailed design and partially to the design of items not manufactured to Boeing’s detailed design, Boeing shall, if requested by Buyer, seek a solution to the Interface Problem through the cooperative efforts of Boeing and the manufacturers of the other item involved.  Boeing shall promptly advise Buyer of such corrective actions as may be proposed by Boeing and such other manufacturers; such proposal to be consistent with any then existing obligations of Boeing and such other manufacturers.  If such proposal is acceptable to Buyer, the proposed action shall be taken.

5.                                       General.

(a)                                  All requests under this Part H shall be directed to Boeing’s Warranty Administrator at Renton, Washington.

(b)                                 All reports, recommendations, data and other documents furnished by Boeing to Buyer pursuant to this Part H shall be deemed to be things delivered under this Agreement.  THE EXCLUSION OF LIABILITIES AND OTHER PROVISIONS OF PART D OF THIS EXHIBIT B ARE APPLICABLE.

(c)                                  At Boeing’s request, Buyer shall assign to Boeing, and Boeing shall be subrogated to, any of Buyer’s rights against any manufacturer as Boeing may reasonably require in the fulfillment of its obligations hereunder.

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H-2

PART I

DUPLICATE PRODUCT ASSURANCE REMEDIES

It is agreed that Boeing shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any part of this Product Assurance Document for the same event which results in unjust enrichment, provided that Buyer at all times shall be entitled to the most favorable of any duplicate remedy.

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K/NWA	I-1

Model 787-8

CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit C

To

Purchase Agreement Number 2924

P.A. No. 2924	C
BOEING PROPRIETARY

CUSTOMER SUPPORT DOCUMENT NO. 2924

Relating to

BOEING MODEL 787-8 AIRCRAFT

This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 2924 between The Boeing Company (Boeing) and Northwest Airlines, Inc., (Buyer) relating to the purchase of Boeing Model 787-8 aircraft.  This Customer Support Document consists of the following parts:

PART A	Boeing Training Programs

PART B	Boeing Customer Support Services

PART C	Technical Information and Materials

PART D	Not Assigned

Part E	Insurance

PART F	Alleviation or Cessation of Performance

P.A. No. 2924	C-1
BOEING PROPRIETARY

PART A

BOEING TRAINING PROGRAMS

1.                                       General.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Customer Support Document.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

2.                                       Boeing Training Programs.

2.1                                 Buyer is awarded *** points (Training Points).  At any time before 24 months after delivery of Buyer’s last Aircraft (Training Program Period) Buyer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values.  At the end of the Training Program Period any unused Training Points will expire.

Buyer may also exchange Training Points for use by individuals from its maintenance sub-contractors that are directly affiliated in the servicing of Buyer’s Model 787 aircraft to attend Boeing training courses.

2.2                                 In addition to the training provided in Article 2.1, Boeing will provide to Buyer the following training and services:

2.2.1                                         Flight dispatcher model specific instruction; 2 classes of 6 students;

2.2.2                                         Performance engineer model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

2.2.3                                         Additional Flight Operations Services:

a.                                       Boeing flight crew personnel to assist in ferrying the first Aircraft to Buyer’s main base;

b.                                      Instructor pilots for 90 Man Days (as defined in Article 6.3, below) for revenue service training assistance;

c.                                       An instructor pilot to visit Buyer six (6) months after [the delivery of the first Aicraft (after revenue service training) to review Buyer’s flight crew operations for a two (2) week period.

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BOEING PROPRIETARY

If any part of the training described in this Article 2.2 is not completed by Buyer within 24 months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

3.                                       Training Schedule and Curricula.

3.1                                 Buyer and Boeing will together conduct planning conferences approximately 12 months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs.  At the conclusion of each planning conference the parties will document Buyer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

3.2                                 Buyer may also request training by written notice to Boeing identifying desired courses, dates and locations.  Within *** business days of Boeing’s receipt of such request Boeing will provide written response to Buyer confirming whether the requested courses are available at the times and locations requested by Buyer.

4.                                       Training Materials.

4.1                                 Boeing will provide Training Materials for each of Buyer’s ***.  Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Buyer’s provision of training to its employees ***.

4.2                                 Training Materials are provided by Boeing for use in Buyer’s training program.  The rights and remedies of Buyer and the obligations of Boeing relative to the provision of Training Materials and other training services by Boeing to Buyer’s sub-contractor personnel and/or other Buyer assignees, as identified in above paragraph 4.1, are subject to the DISCLAIMER AND RELEASE AND EXCLUSION OF CONSEQUENTIOAL DAMAGES provisions of Article 12 of the Purchase Agreement as well as the Risk Allocation/Insurance provisions of Part E of Exhibit C to the Purchase Agreement.

5.                                       Location of Training.

5.1                                 Boeing will conduct all training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the Aircraft.  Buyer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

5.2                                 If requested by Buyer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

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BOEING PROPRIETARY

5.2.1                        Buyer will be responsible for providing acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the course.

5.2.2                        Buyer will pay Boeing’s portal to portal actual expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem charge, for each Boeing instructor for each day, or fraction thereof, such instructor is away from his home location, including travel time.

5.2.3                        Buyer will reimburse Boeing for actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training materials which must be shipped to such alternate training site.

5.2.4                        Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing the training at such alternate site or incurred as a result of Boeing providing revenue service training.

5.2.5                        Those portions of training that require the use of Boeing’s training devices not available at the alternate site will be conducted at Boeing-designated facilities or at some other alternate site.  Buyer will be responsible for additional expenses, if any, which result from the use of such alternate site.

6.                                       Additional Terms and Conditions.

6.1                                 All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Buyer, and (iii) any Optional Features selected by Buyer from Boeing’s standard catalog of Optional Features.  Upon Buyer’s request, Boeing may provide training customized to reflect other elements of Buyer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

6.2                                 Buyer will be responsible for all expenses of Buyer’s personnel except that in the Seattle area Boeing will transport Buyer’s personnel between their local lodgings and Boeing’s training facility.

6.3                                 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period (Man Day), of which not more than 5 hours per 8-hour workday will be spent in actual flying.  The foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

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BOEING PROPRIETARY

6.4                                 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.  Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470).  Buyer will provide such services if flight crew training is conducted elsewhere.  Regardless of the location of such training, Buyer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

6.5                                 If the training is based at Boeing’s facility and the Aircraft is damaged due to Buyer’s personnel’s actions during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible.  Buyer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs.  If Boeing’s estimated labor charge for the repair exceeds $25,000, Boeing and Buyer will enter into an agreement for additional services before beginning the repair work.

6.6                                 If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option.  Unless otherwise agreed in the flight training planning conference, it will be Buyer’s responsibility to make arrangements for the use of such airports.

6.7                                 If Boeing agrees to make arrangements on behalf of Buyer for the use of airports for flight training, Boeing will pay on Buyer’s behalf any landing fees charged by any airport used in conjunction with the flight training.  Before flight training, Buyer will provide Boeing an open purchase order against which Boeing will invoice Buyer for any landing fees Boeing paid on Buyer’s behalf.  The invoice will be submitted to Buyer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified.  Buyer will pay the invoiced amount to Boeing within 30 days of the date of the invoice.

6.8                                 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Buyer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft.  If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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BOEING PROPRIETARY

PART B

BOEING CUSTOMER SUPPORT SERVICES

1.                                       General.

This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein.  Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.                                       Field Service Engineering.

Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

2.1                                 Field Services will be available to Buyer at or near Buyer’s Detroit location prior to delivery of the first Aircraft ***.

2.2                                 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include internet capability for electronic access of data, desks, chairs, file cabinets, local phone service, and an electrical power source in, or convenient to, Buyer’s facility where each or any Boeing representative is providing Field Services.  As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

2.3                                 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft where Boeing field service representatives are assigned.

2.4                                 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer’s facilities to work with Buyer’s personnel in an advisory capacity.

3.                                       Additional Engineering Support Services.

Boeing will, if requested by Buyer in writing, provide *** technical advisory assistance with respect to the Aircraft and accessories, systems, equipment, parts and aircraft software manufactured (or compiled) by Boeing or to Boeing’s detailed design and installed in the Aircraft at the time of delivery.  Such technical advisory assistance, which will be provided from

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BOEING PROPRIETARY

Seattle, or at a base designated by Buyer as appropriate, will include:

3.1                                 analysis of the information provided by Buyer to determine;

3.1.1                                         the probable nature and cause of operational problems and suggestion of possible solutions.

3.1.2                                         the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

3.1.3                                         the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

3.2                                 analysis of and comment on Buyer’s engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing’s detailed design *** Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer’s request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer;

3.3                                 one (1) evaluation of Buyer’s technical facilities, tools and equipment for servicing and maintaining 787 aircraft, recommendation of changes where necessary and assistance in the formulation of an initial maintenance plan for the introduction of the first Aircraft into service;

3.4                                 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Buyer’s operation of Aircraft;

3.5                                 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance;

3.6                                 assistance with solving operational problems associated with delivery and route-proving flights;

3.7                                 information regarding significant service items relating to Aircraft performance or flight operations;

3.8                                 operations engineering support during the ferry flight of an Aircraft;

3.9                                 assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval; and

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BOEING PROPRIETARY

4.                                       Special Services.

4.1                                 Additional Services.

Boeing may, at Buyer’s request, provide services with respect to the Aircraft after delivery, in addition to those described in this Part B Articles 2, 3 and 4.2, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft.  Providing such additional services will be subject to the terms of Customer Services General Terms Agreement No. 51-1 dated January 16, 2001 and Supplemental Agreement for Electronic Access Agreement(collectively, CSGTA) and any other mutually agreed terms and conditions.

Title to and risk of loss of any such Aircraft will always remain with Buyer.

4.2                                 Post-Delivery Aircraft Services.

If Boeing performs work requested by Buyer on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing’s facilities prior to completion of such flight, the following provisions will apply:

4.2.1                        Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

4.2.2                        The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

4.2.3                        Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

4.2.4                        The Disclaimer and Release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Purchase Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

4.2.5                        In performing such work, Boeing may rely upon the commitment authority of Buyer’s personnel requesting such work.

5.                                       Additional Informational Services.

Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

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BOEING PROPRIETARY

PART C

TECHNICAL INFORMATION AND MATERIALS

1.                                       General.

Materials are defined as any and all items that are created by Boeing or a third party at Boeing’s direction, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information.  Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.  Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Buyer Information is defined as that data provided by Buyer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data, and (viii) service bulletin incorporation.

Per the terms of the CSGTA, Boeing will provide to Buyer through electronic access, ***, Materials to support the maintenance and operation of the Aircraft.  Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Specification for Manufacturers Technical Data”, as it may subsequently be revised.  Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use.  Such Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, entitled “Digital Data Standards for Aircraft Support”, as it may subsequently be revised.

2.                                       Materials Planning Conferences.

Buyer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Buyer in support of the Aircraft, (ii) the Buyer Information to be furnished by Buyer to Boeing, (iii) the update cycles of the Materials to be furnished to Buyer, (iv) the update cycles of the Buyer Information to be furnished to Boeing, (v) any Buyer preparations necessary for

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Buyer’s transmittal of Buyer Information to Boeing, and (vi) any Buyer preparations necessary for Buyer’s electronic access to the Materials.

3.                                       Treatment of Materials.

3.1                                 All Materials provided by Boeing to Buyer and not covered by a Boeing CSGTA or other agreement between Boeing and Buyer defining Buyer’s right to use and disclose the Materials and included information will be covered by, and subject to the terms of this Purchase Agreement.  Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party.  Buyer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this Purchase Agreement.

3.2                                 Boeing grants to Buyer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this Purchase Agreement. Buyer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Purchase Agreement. Buyer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.3                                 Buyer grants to Boeing a perpetual, world-wide, non-exclusive non-transferable license to use and disclose Buyer Information or derivative works thereof in Boeing data and information products and services provided all indicia identifying Buyer Information as originating from Buyer is removed from such Buyer Information.

3.4                                 Buyer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Buyer’s aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Buyer.

3.5                                 Buyer is authorized to provide Proprietary Materials to Buyer’s contractors for the sole purpose of maintenance, repair, or modification of Buyer’s aircraft for which the Proprietary Materials have been specified by Boeing.  In addition, Buyer may provide Proprietary Materials to Buyer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Buyer’s use.  Before providing Proprietary Materials to its contractor, Buyer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Buyer, (b) to be bound by all of the restrictions and limitations of this Part D, and (c) that Boeing is a third party beneficiary under the written agreement.  Buyer agrees to provide

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copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor.

3.6                                 When and to the extent required by a government regulatory agency having jurisdiction over Buyer or Buyer’s Aircraft ***, Buyer is authorized to provide and disclose Proprietary Materials and Proprietary Information, owned by Boeing, to the agency for the agency’s use in connection with the Buyer’s operation, maintenance, repair, or modification of its Aircraft.  Buyer agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed.  Buyer further agrees to promptly notify Boeing upon becoming aware of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

3.7                                 In the event of an Aircraft or Aircraft systems related incident, Buyer may suspend, or block access to Buyer Information pertaining to its Aircraft or fleet.  Such suspension may be for an indefinite period of time.

4.                                       Materials Formats and Quantities.

Boeing will provide at *** technical data and maintenance information equivalent to that traditionally provided in the manuals and documents identified in the Attachment.  The format for this data and information is not yet determined in all cases.  Whenever possible Boeing will provide such data and information through electronic access.

5.                                       Revision Service.

Further revisions to any such Materials will be provided as set forth below:

5.1                                 The schedule for updating certain Materials will be identified in the planning conference.  Such updates will reflect changes to Materials developed by Boeing.

5.2                                 If Boeing receives written notice that Buyer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

5.3           ***

6.                                       Supplier Technical Data.

6.1                                 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) which contains

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computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Buyer.

6.2                                 The provisions of this Article 6 will not be applicable to items of BFE.

6.3                                 Boeing will furnish to Buyer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Buyer’s requirements for information and services in support of the Aircraft.

7.                                       Buyer Furnished Equipment Data.

Boeing will incorporate BFE line maintenance information into the customized Materials providing Buyer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft.  Boeing will incorporate such BFE line maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Buyer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part B, Article 4 relating to Additional Services.  Buyer agrees to furnish all BFE line maintenance information in Boeing’s standard digital format.  Such information will be prepared generally in accordance with ATA iSpec 2200.

8.                                       Buyer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access.  ***

9.                                       Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access.  Such advance Materials will be for advance planning purposes only.

10.                                 Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

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Attachment to PA 2159 Exhibit C

Part C

ITEM	NAME

A.	FLIGHT OPERATIONS:

1.	Airplane Flight Manual

	NOTE:	A copy is placed aboard each airplane at delivery as required by FAR’s.

2.	Operations Manual and Quick Reference Handbook

3.	Planning and Performance Manual

4.	Weight and Balance Manual

5.	Dispatch Deviation Procedures Guide and Master Minimum Equipment List

6.	Flight Crew Training Manual

7.	Fault Reporting Manual

8.	Performance Engineer’s Manual

9.	Jet Transport Performance Methods

10.	FMC Supplemental Data Document

11.	Operational Performance Software

12.	ETOPS Guide Vol. III

13.	Flight Planning and Performance Manual

B.	MAINTENANCE

1.	Maintenance Manual

2.	Wiring Diagram Manual

3.	System Schematics Manual

4.	Structural Repair Manual

5.	Component Maintenance Manual

6.	Standard Overhaul Practices Manual

7.	Standard Wiring Practices Manual

8.	Nondestructive Test Manual

9.	Service Bulletins

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Attachment to PA 2159 Exhibit C

Part C

ITEM	NAME

10.	Service Bulletins Index

11.	Corrosion Prevention Manual

12.	Fault Isolation Manual

13.	Power Plant Buildup Manual (not available for Rolls Royce model engines)

14.	In-Service Activity Report

15.	All Operators Letter

16.	Service Letters

17.	Structural Item Interim Advisory

18.	Maintenance Tips

19.	Combined Index

20.	Configuration Data Base Generator User Guide

21.	Baggage/Cargo Loading Manual

C.	MAINTENANCE PLANNING

1.	Maintenance Review Board Report

2.	Maintenance Planning Data Documents

3.	Maintenance Task Cards

4.	Maintenance Task Card Index

5.	Maintenance Inspection Intervals Report

D.	SPARES

1.	Illustrated Parts Catalog

2.	Standards Books

E.	FACILITIES AND EQUIPMENT PLANNING

1.	Facilities and Equipment Planning Document

2.	Special Tool and Ground Handling Equipment Drawings

3.	Special Tool and Ground Handling Equipment Drawings Index

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Attachment to PA 2159 Exhibit C

Part C

ITEM	NAME

4.	Supplementary Tooling Documentation

5.	Illustrated Tool and Equipment List/Manual

6.	Aircraft Recovery Document

7.	Airplane Characteristics for Airport Planning

8.	Airplane Rescue and Fire Fighting Document

9.	Engine Ground Handling Document

F.	Configuration, Maintenance and Procedures for Extended Range Operations Document

G.	ETOPS Guide Vol. I

H.	ETOPS Guide Vol. II

I.	Supplier Technical Data

	1.	Service Bulletins

	2.	Component Maintenance Manuals

	3.	Component Maintenance Manuals and Index

	4.	Publications Index

	5.	Product Support Supplier Directory

	6.	Supplier Product Support
and Assurance Agreement

	7.	Fleet Statistical Data and Reporting

	8.	Fleet Message and Fault Data views, charts, and reports

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PART E

INSURANCE.

1.                                       Insurance Requirements. Buyer will purchase *** will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under this Exhibit C of the Agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Buyer or Buyer’s assignees arising out of an accident caused solely by a product defect in an aircraft.  Buyer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first Aircraft under the Agreement.  The insurance certificate will reference each Aircraft delivered to Buyer pursuant to the Agreement.  Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods.  ***forms of insurance certificates state the terms, limits, provisions and coverages required by this Article 1, were used ***  The failure of Boeing to demand compliance with Article 1 in any year will not in any way relieve Buyer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

2.                                       Noncompliance with Insurance Requirements.  If Buyer fails to comply with any of the insurance requirements of Article 1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer’s obligations required by Appendix I, Buyer will provide the same protection to Boeing as that required by Article 1 above.

3.                                       Definition of Boeing.  For purposes of this Article, “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

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PART F

Alleviation or Cessation of Performance

Except to the extent that Buyer has designated alternate locations, Boeing will not be required to provide any Materials, services, training, or other things at a facility designated by Buyer while:

1.                                       a labor stoppage or dispute in progress involving Buyer exists;

2.                                       wars or warlike operations, riots or insurrections in the country where such facility is located exist;

3.                                       conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

4.                                       the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

5.                                       the United States Government refuses Boeing permission to deliver goods or services, including Materials, services, training or other things, to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer’s facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing’s choosing.  Any delay resulting therefrom will be deemed a delay by mutual agreement.

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***

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit D to Purchase Agreement Number 2924

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1.                                       Formula.

Airframe Price and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P+B)(L + M) - P

Where:

Pa =	Airframe Price Adjustment

L =	.65 x (ECI
	ECIb)	where ECIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

M =	.35 x (ICI
	ICIb)	where ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

P =	Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

B =	0.005 x (N/12) x (P)	where N is the calendar month and year of scheduled Aircraft delivery minus the calendar month and year of the Base Price Year, both as shown in Table 1 of this Purchase Agreement.

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries” (ECI code 3721), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March

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will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Producer Prices and Price Index - Industrial Commodities Index “, calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:                   i.                                          In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.                                       .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii.                                    .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv.                                   The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the airframe base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

iv.                                   The final value of Pa will be rounded to the nearest dollar.

vi.                                   The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.                                       Values to be Utilized in the Event of Unavailability.

2.1                                 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such

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Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

2.2                                 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3                                 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February of the price base year shown in the Purchase Agreement which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

Note:                   i.                                          The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values.

ii.                                       The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

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ENGINE ESCALATION

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit D to Purchase Agreement Number 2924

P.A. No. 2924	D

BOEING PROPRIETARY

Table 1 (GEnx Engines) to

Purchase Agreement No. 2924

Aircraft Delivery, Description, Price and Advance Payments

***

Table 1 (GEnx Engines) to

Purchase Agreement No. 2924

Aircraft Delivery, Description, Price and Advance Payments

***

Table 1 (Trent 1000 Engines) to

Purchase Agreement No. 2924

Aircraft Delivery, Description, Price and Advance Payments

***

Table 1 (Trent 1000 Engines) to

Purchase Agreement No. 2924

Aircraft Delivery, Description, Price and Advance Payments

***

1.                                       ENGINE ESCALATION.

(a)                                  The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GENX series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines).  The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P+B)(L + M) - P

Where:

Pa =	Engine Price Adjustment.

L =	.65 x (ECI
	ECIb)	where ECIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

M =	.35 x (ICI
	ICIb)	where ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

P =	Engine Price per Aircraft (as set forth in Table 1 of this Purchase Agreement).

B =	0.005 x (N/12) x (P)

where N is the number of calendar months which have elapsed from the Airframe Price Base Year and Month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.  The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries” (ECI code 3721), calculated by

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establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Producer Prices and Price Index - Industrial Commodities Index “, calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:                   i.                                          In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.                                       .65 is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

iii.                                    .35 is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

iv.                                   The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the Engine Price base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v.                                      The final value of Pa will be rounded to the nearest dollar.

vi.                                   The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

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2.                                       Values to be Utilized in the Event of Unavailability.

2.1                                 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and the Buyer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

2.2                                 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3                                 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Exhibit D in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

Note:                   i.                                          The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values.

ii.                                       The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

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ENGINE ESCALATION

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit D to Purchase Agreement Number 2294

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1.                                       ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines).  The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P+B)(L + M) - P

Where:

Pa =	Engine Price Adjustment.

L =	.65 x (ECI
	ECIb)	where ECIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

M =	.35 x (ICI
	ICIb)	where ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

P =	Engine Price per Aircraft (as set forth in Table 1 of this Purchase Agreement).

B =	0.005 x (N/12) x (P)

where N is the number of calendar months which have elapsed from the Airframe Price Base Year and Month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.  The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries” (ECI code 3721), calculated by establishing a three-month arithmetic average value (expressed as a

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decimal and rounded to the nearest tenth) using the values for the eleventh, twelfth and thirteenth months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Producer Prices and Price Index - Industrial Commodities Index “, calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI..

Note:                   i.              In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.             .65 is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

iii.            .35 is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

iv.            The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the Engine Price base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v.             The final value of Pa will be rounded to the nearest dollar.

vi.            The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

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2.                                       Values to be Utilized in the Event of Unavailability.

2.1                                 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, Rolls-Royce plc agrees to meet jointly with Boeing and the Buyer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

2.2                                 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3                                 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of Paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since February of the price base year shown in the Purchase Agreement.

Note:                   i.                                          The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values.

ii.                                       The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

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BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit E

To

Purchase Agreement Number 2924

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BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

Dated

Relating to

BOEING MODEL 787 AIRCRAFT

This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 2924, between The Boeing Company (Boeing) and Norhwest Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 787 aircraft.

P.A. No. 2924	E
(i)

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.                                       General.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer’s expense.  This equipment is designated “Buyer Furnished Equipment” (BFE) and is listed in the Detail Specification.  Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule, when available, will be provided to Buyer.

2.                                       Supplier Selection.  Buyer will:

2.1                                 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1.

2.2                                 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1        complete BFE configuration design requirements for such BFE; and

2.2.2        confirm technical data submittal requirements for BFE certification.

3.                                       Buyer’s Obligations.  Buyer will:

3.1                                 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

3.1.1        deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

3.1.2        deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities and schedule provided therein; and

3.1.3        assure that all BFE Aircraft Software is delivered in compliance with Boeing’s then-current Standards for Loadable Systems;

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3.1.4        assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

3.2           authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

3.3           authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1        require supplier’s contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2        assure that all BFE supplier’s quality systems are approved to Boeing’s then current standards for such systems;

3.4           obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software.  The license is needed to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Buyer with the aircraft;

3.5           grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy:  a)  BFE Aircraft Software and data Buyer has modified and/or b) other software and data Buyer has added to the BFE Aircraft Software;

3.6           provide necessary field service representation at Boeing’s facilities to support Boeing on all issues related to the installation and certification of BFE;

3.7           deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.8           work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

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BOEING PROPRIETARY

3.9           be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

3.10         assure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers,

3.11         warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery.  Buyer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses.

3.12         warrant that the BFE will meet the requirements of the Detail Specification; and

3.13         be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.                                       Boeing’s Obligations.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.                                       Nonperformance by Buyer.

If Buyer’s nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery.  In addition Boeing will have the right to:

5.1           provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

5.2           deliver the Aircraft to Buyer without the BFE installed.

6.                                       Return of Equipment.

BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer’s instructions and at Buyer’s expense.

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7.                                       Title and Risk of Loss.

7.1                                 With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Buyer or other owner.  Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.2                                 With respect to Aircraft manufactured in the State of California, Buyer agrees to sell and Boeing agrees to purchase each item of BFE concurrently with its delivery to Boeing.  A reasonable shipset price for the BFE shall be established with Buyer.  Buyer and Boeing agree that the Aircraft Price will be increased by the amount of said shipset price and such amount will be included on Boeing’s invoice at time of Aircraft delivery.  Boeing’s payment for the purchase of each shipset of BFE from Buyer will be made at the time of delivery of the Aircraft in which the BFE is installed.

8.                                       Interchange of BFE

To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Buyer with new items of the same part numbers acquired from or for other Buyers of Boeing.  Used BFE acquired from Buyer or from other Buyers of Boeing will not be interchanged.

9.                                       Indemnification of Boeing.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing.  This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the BFE.

10.                                 Patent Indemnity.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

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BOEING PROPRIETARY

11.                                 Definitions.

For the purposes of the above indemnities, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

NORTHWEST AIRLINES, INC.

Exhibit F to Purchase Agreement Number 2924

P.A. No. 2924	F
BOEING PROPRIETARY

Exhibit F to

Purchase Agreement No. 2924

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787 AIRCRAFT

Both Boeing and Buyer have certain documentation and approval responsibilities at various times during the construction cycle of Buyer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties.  This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.                                       GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Buyer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1                                 Airworthiness and Registration Documents.

Not later than 6 months prior to delivery of each Aircraft, Buyer will notify Boeing of the registration number to be painted on the side of the Aircraft.  In addition, and not later than 3 months prior to delivery of each Aircraft, Buyer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Buyer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2                                 Certificate of Sanitary Construction.

1.2.1                                 U.S. Registered Aircraft.  Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Buyer.

1.2.2                                 Non-U.S. Registered Aircraft.  If Buyer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Buyer will give written notice thereof to Boeing at least 3 months prior to delivery.  Boeing will then use its reasonable best efforts to obtain the Certificate from

P.A. No. 2924	F-1
BOEING PROPRIETARY

Exhibit F to

Purchase Agreement No. 2924

the United States Public Health Service and present it to Buyer at the time of Aircraft delivery.

1.3                                 Customs Documentation.

1.3.1                                 Import Documentation.  If the Aircraft is intended to be exported from the United States, Buyer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2                                 General Declaration - U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Buyer will furnish to Boeing not later than 20 days prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Buyer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Buyer must notify Boeing not later than 20 days prior to delivery of such intention.  If Boeing receives such notification, Boeing will provide to Buyer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing.  Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Buyer to cover U.S. stops scheduled for the ferry flight.

1.3.3                                 Export Declaration - U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States.  U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.                                       INSURANCE CERTIFICATES.

Unless provided earlier, Buyer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Part E of Exhibit C of the Purchase Agreement.

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BOEING PROPRIETARY

Exhibit F to

Purchase Agreement No. 2924

3.                                       NOTICE OF FLYAWAY CONFIGURATION.

Not later than 20 days prior to delivery of the Aircraft, Buyer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight.  This configuration letter should include:

(i)                           the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)                        the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)                     any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Buyer’s subsequent Aircraft;

(iv)                    a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)                       a complete ferry flight itinerary.

4.                                       DELIVERY ACTIONS BY BOEING.

4.1                       Schedule of Inspections.  All FAA, Boeing, Buyer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft.  Buyer will be informed of such schedules.

4.2                       Schedule of Demonstration Flights.  All FAA and Buyer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3                       Schedule for Buyer’s Flight Crew.  Boeing will inform Buyer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

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BOEING PROPRIETARY

Exhibit F to

Purchase Agreement No. 2924

4.4                       Fuel Provided by Boeing.  Boeing will provide to Buyer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
787	***

4.5                       Flight Crew and Passenger Consumables.  Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6                       Delivery Papers, Documents and Data.  Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery.  If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft to Buyer.

4.7                       Delegation of Authority.  If specifically requested in advance by Buyer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.                                       DELIVERY ACTIONS BY BUYER.

5.1                       Aircraft Radio Station License.  At delivery Buyer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2.                    Aircraft Flight Log.  At delivery Buyer will provide the Aircraft Flight Log for the Aircraft.

5.3                       Delegation of Authority.  Buyer will present to Boeing at delivery of the Aircraft an original or certified copy of Buyer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

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BOEING PROPRIETARY

6-1162-SKC-971

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Customer) relating to Model 787-8 Aircraft (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees for the 787-8 equipped with General Electric GEnx engines (Attachment A and B) and Rolls Royce Trent 1000 engines (Attachment C and D).  Except as set forth therein, these guarantees are exclusive and expire upon delivery of the Aircraft to Customer provided, however, ***

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing, except as otherwise required by law.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-971

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

Attachments

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

MODEL 787-8 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES,  INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	MANUFACTURER’S EMPTY WEIGHT

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of ***, a maximum landing weight of ***, a maximum zero fuel weight of ***, a fuel capacity of ***, equipped with Boeing furnished GEnx engines operated at a Boeing equivalent thrust *** and flat rated to ***.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Takeoff

2.1.1                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.2                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.3                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** wet smooth runway,

P.A. No. 2924

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Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.4                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.2                                                                               Landing

2.2.1                                                                     The FAA approved landing field length at a gross weight of *** and at a sea level altitude, shall not be more than the following guarantee value:

***

2.2.2                                                                     The FAA approved approach and landing climb limited gross weight at a temperature of ***, at an altitude of ***, and with the Aircraft configuration used to show compliance with Paragraph 2.2.1, shall not be less than the following guarantee value:

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

2.3                                                                               Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals 1.1 percent at a gross weight of *** on a standard day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

***

2.4                                                                               Speed

The level flight speed at a gross weight of *** on a standard day at an altitude of *** and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

***

2.5                                                                               Maximum Operating Speed

The FAA approved maximum operating speed shall not be less than *** up to the altitude of ***, *** above *** and up to the altitude of ***, and *** number above ***.

2.6                                                                               All Engine Climb

The time, fuel burn and distance in still air to climb from an initial climb altitude of *** to a final climb altitude of *** on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee value:

***

Conditions and operating rules:

Initial Conditions:	A gross weight of ***. A speed of ***. The flaps and landing gear are retracted.

Climb:	The Aircraft climbs from *** above the departure airport altitude to *** altitude at ***.

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

The Aircraft then accelerates at a rate of climb of *** to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** number is reached.

The climb continues at *** number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

2.7                                                                               Range

2.7.1                                                                     Cruise Range

The still air range at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

A step climb or multiple step climbs of *** altitude may be used when beneficial to minimize fuel burn.

2.7.2                                                                     Fleet Average Cruise Range

The average still air range for a fleet of at least *** at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

Conditions and operating rules:

A step climb or multiple step climbs of *** altitude may be used when beneficial to minimize fuel burn.

2.8                                                                               Mission

2.8.1                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

The takeoff gross weight shall conform to FAA Regulations.

***

2.8.2                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.1 except as follows:

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances: ***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

2.8.3                                                                     ***

The payload for a stage length of ***in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.2 except as follows:

***

2.8.4                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.1

2.8.5                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.2

2.8.6                                                                     ***

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

P.A. No. 2924

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Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.3

2.8.7                                                                     Mission Block Fuel

The block fuel for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules:

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

For information purposes, the reserve fuel is based on a standard day temperature and a) a fuel allowance equivalent to *** of continued cruise starting at the end of the mission cruise altitude and weight at *** b) a contingency fuel allowance equivalent to a *** hold in a racetrack pattern at *** at destination landing weight, c) a takeoff and climbout maneuver *** and climb, cruise *** and descent to a *** nautical mile alternate, d) an approach and landing maneuver *** at the alternate airport plus an approach fuel pad of *** pounds as specified by the Buyer, and e) a ***  hold in a racetrack pattern at *** above the alternate airport at the actual ***.

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-971

GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

2.8.8                                                                     Fleet Average Mission Block Fuel

The fleet average block fuel for a fleet of at least *** for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.7

2.8.9                                                                     Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.8.10 is the basis for the mission guarantees of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, 2.8.6, 2.8.7, and 2.8.8.

2.8.10                                                              Weight Summary - Northwest Airlines

2.8.11                                                              ***

2.8.12                                                              ***

3                                                                                         SOUND LEVELS

3.1                                                                               Community Sound Levels

The Aircraft shall be certified in accordance with Stage 4 requirements of 14CFR Part 36, and ICAO Annex 16, Volume 1, Chapter 4.

3.2                                                                               Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than ***.

3.3                                                                               Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

A-Weighted Sound Pressure Levels

Pilot’s Inboard Ear	***

Passenger Aisle Seats	***
Forward of ***

Passenger Aisle Seats	***
At ***

P.A. No. 2924

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Attachment A to Letter Agreement No.

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GEnx Engines

221 Passenger Interior (8 Abreast Economy Seating)

Speech Interference Levels

Pilot’s Inboard Ear	***

Passenger Aisle Seats	***
At ***

4                                                                                         MANUFACTURER’S EMPTY WEIGHT

4.1                                                                               The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD ***.

4.2                                                                               The Maximum Structural Payload, as represented by the maximum design ***, shall not be less than the following guarantee value for any individual aircraft:

***

4.3                                                                               The Fleet Average Manufacturer’s Empty Weight (MEW) for a fleet of at least ***, as defined by the average of the individual Aircraft MEWs at delivery from Paragraph 4.1 above, is guaranteed not to exceed the average of the individual Aircraft MEWs in Section 03-60-00 of Detail Specification TBD ***.

4.4                                                                               The Fleet Average Maximum Structural Payload for a fleet of at least ***, as represented by the maximum design *** from Paragraph 2.8.11, shall not be less than the following guarantee value:

***

5                                                                                         AIRCRAFT CONFIGURATION

5.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2                                                                               The guarantee payloads of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, and 2.8.6, the specified payloads of Paragraphs 2.8.7 and 2.8.8, the Maximum Structural Payload guarantee of Paragraph 4.2 and the Fleet Average

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Maximum Structural Payload guarantee of Paragraph 4.4 will be adjusted by Boeing for the effect of the following on OEW, and the Manufacturer’s Empty Weight guarantee of Paragraph 4.1 and the Fleet Average Manufacturer’s Empty Weight guarantee of Paragraph 4.3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

6                                                                                         GUARANTEE CONDITIONS

6.1                                                                               ***.

6.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

6.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 and 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4                                                                               ***

6.5                                                                               ***

6.6                                                                               ***

6.7                                                                               ***

6.8                                                                               ***

6.9                                                                               ***

6.10                                                                        ***

6.11                                                                        ***

6.12                                                                        ***

6.13                                                                        ***

7                                                                                         GUARANTEE COMPLIANCE

7.1                                                                               Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2                                                                               Compliance with the takeoff, landing, the approach and landing climb limited weight, enroute one-engine-inoperative altitude guarantees, maximum operating speed, and with the takeoff portion of the mission guarantees and the sound level guarantees of paragraphs 3.1 and 3.2 shall

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be based on the FAA approved Airplane Flight Manual for the Model 787-8.

7.3                                                                               Compliance with the speed, cruise range, all engine climb guarantees, and with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with GEnx engines.

7.4                                                                               Compliance with the takeoff portion of the mission guarantees of paragraphs 2.8.3 and 2.8.6 are contingent upon purchase of an engine with a Boeing equivalent thrust rating of *** and flat rated to *** at sea level or higher.

7.5                                                                               ***

7.6                                                                               Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.7                                                                               Compliance with the Fleet Average Cruise Range guarantee, Fleet Average Mission Payload, and Fleet Average Mission Block Fuel guarantees shall be demonstrated upon completion of the flight testing for the *** that uses the Demonstration Method of compliance set forth in Letter Agreement 6-1162-SKC-0973 and upon completion of each additional aircraft flight tested using the Demonstration Method.  Such compliance will only be based on aircraft test results using the Demonstration Method.  Compliance with the Fleet Average MEW guarantee and the Fleet Average Maximum Structural Payload guarantee shall be demonstrated upon delivery of the *** in order of delivery and upon delivery of each subsequent Aircraft.

7.8                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.9                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.10                                                                        Compliance with the guarantee for interior sound levels in flight shall be demonstrated by a report based on a sound level survey on the Buyer’s Aircraft, a production 787-8 aircraft, or another aircraft acoustically similar to the Buyer’s Aircraft, whichever is available as determined by

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Boeing.  These sound levels shall be adjusted for sound level changes resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

8                                                                                         EXCLUSIVE GUARANTEES

                                                                                                The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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MODEL 787-8 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	MANUFACTURER’S EMPTY WEIGHT

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

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1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of ***, a maximum ***, a fuel capacity of *** U.S. gallons, equipped with Boeing furnished GEnx engines operated at a Boeing equivalent thrust (BET) rating of *** and flat rated to *** at sea level.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Takeoff

2.1.1                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

***

2.1.2                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of *** , at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.3                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

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The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.4                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of *** from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

***

2.2                                                                               Landing

2.2.1                                                                     The FAA approved landing field length at a gross weight of *** and at a sea level altitude, shall not be more than the following guarantee value:

***

2.2.2                                                                     The FAA approved approach and landing climb limited gross weight at a temperature of ***, at an altitude of ***, and with the Aircraft configuration used to show compliance with Paragraph 2.2.1, shall not be less than the following guarantee value:

***

2.3                                                                               Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** at a gross weight of ***  on a standard day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

***

2.4                                                                               Speed

The level flight speed at a gross weight of *** on a standard day at an altitude of *** and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

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Attachment B to Letter Agreement No.

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GEnx Engines

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***

2.5                                                                               Maximum Operating Speed

The FAA approved maximum operating speed shall not be less than *** up to the altitude of *** and up to the altitude of *** number above ***.

2.6                                                                               All Engine Climb

The time, fuel burn and distance in still air to climb from an initial climb altitude of *** to a final climb altitude of *** on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee value:

***

Conditions and operating rules:

***

2.7                                                                               Range

2.7.1                                                                     Cruise Range

The still air range at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.7.2                                                                     Fleet Average Cruise Range

The average still air range for a fleet of at least *** at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

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Attachment B to Letter Agreement No.

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***

Conditions and operating rules:

***

2.8                                                                               Mission

2.8.1                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

***

The takeoff gross weight shall conform to FAA Regulations.

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

2.8.2                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

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***

Conditions and operating rules are the same as Paragraph 2.8.1 except as follows:

***

The takeoff gross weight shall conform to FAA Regulations.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.3                                                                     ***

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.2 except as follows:

Takeoff:	The takeoff gross weight is based on a Boeing equivalent thrust rating of *** and flat rated to *** at sea level.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

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Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.4                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.1

2.8.5                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.2

2.8.6                                                                     ***

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.3

2.8.7                                                                     Mission Block Fuel

The block fuel for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and

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operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules:

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

***

2.8.8                                                                     Fleet Average Mission Block Fuel

The fleet average block fuel for a fleet of at least *** for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.7

2.8.9                                                                     Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.8.10 is the basis for the mission guarantees of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, 2.8.6, 2.8.7, and 2.8.8.

2.8.10                                                              Weight Summary - Northwest Airlines

***

2.8.11                                                              Standard and Operational Items Allowances

***

2.8.12                                                              ***

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3                                                                                         SOUND LEVELS

3.1                                                                               Community Sound Levels

The Aircraft shall be certified in accordance with Stage 4 requirements of 14CFR Part 36, and ICAO Annex 16, Volume 1, Chapter 4.

3.2                                                                               Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than ***.

3.3                                                                               Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

A-Weighted Sound Pressure Levels

Pilot’s Inboard Ear	***

Passenger Aisle Seats	***
Forward of ***

Passenger Aisle Seats	***
At ***

Speech Interference Levels

Pilot’s Inboard Ear	***

Passenger Aisle Seats	***
At ***

4                                                                                         MANUFACTURER’S EMPTY WEIGHT

4.1                                                                               The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD ***.

4.2                                                                               The Maximum Structural Payload, as represented by the maximum design ***shall not be less than the following guarantee value for any individual aircraft:

***

4.3                                                                               The Fleet Average Manufacturer’s Empty Weight (MEW) for a fleet of at least ***, as defined by the average of the individual Aircraft MEWs at delivery from Paragraph 4.1 above, is guaranteed not to exceed the average of the individual Aircraft MEWs in Section 03-60-00 of Detail Specification TBD ***.

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4.4                                                                               The Fleet Average Maximum Structural Payload for a fleet of at least ***, as represented by the maximum design *** Paragraph 2.8.11, shall not be less than the following guarantee value:

***

5                                                                                         AIRCRAFT CONFIGURATION

5.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2                                                                               The guarantee payloads of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, and 2.8.6, the specified payloads of Paragraphs 2.8.7 and 2.8.8, the Maximum Structural Payload guarantee of Paragraph 4.2 and the Fleet Average Maximum Structural Payload guarantee of Paragraph 4.4 will be adjusted by Boeing for the effect of the following on OEW, and the Manufacturer’s Empty Weight guarantee of Paragraph 4.1 and the Fleet Average Manufacturer’s Empty Weight guarantee of Paragraph 4.3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

 (1)       Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

6                                                                                         GUARANTEE CONDITIONS

6.1                                                                               ***.

6.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

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6.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 and 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4                                                                               ***

6.5                                                                               ***

6.6                                                                               ***

6.7                                                                               ***

6.8                                                                               ***

6.9                                                                               ***

6.10                                                                        ***

6.11                                                                        ***

6.12                                                                        ***

6.13                                                                        ***

7                                                                                         GUARANTEE COMPLIANCE

7.1                                                                               Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2                                                                               Compliance with the takeoff, landing, the approach and landing climb limited weight, enroute one-engine-inoperative altitude guarantees, maximum operating speed, and with the takeoff portion of the mission guarantees and the sound level guarantees of paragraphs 3.1 and 3.2 shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

7.3                                                                               Compliance with the speed, cruise range, all engine climb guarantees, and with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with GEnx engines.

7.4                                                                               Compliance with the takeoff portion of the mission guarantees of paragraphs 2.8.3 and 2.8.6 are contingent upon purchase of an engine with a Boeing equivalent thrust rating of *** and flat rated to *** at sea level or higher.

7.5                                                                               The Operating Empty Weight (OEW) used for compliance with the mission guarantees shall be ***

7.6                                                                               Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.7                                                                               Compliance with the Fleet Average Cruise Range guarantee, Fleet Average Mission Payload, and Fleet Average Mission Block Fuel guarantees shall be demonstrated upon completion of the flight testing for the *** that uses the Demonstration Method of compliance set forth in

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Letter Agreement 6-1162-SKC-0973 and upon completion of each additional aircraft flight tested using the Demonstration Method.  Such compliance will only be based on aircraft test results using the Demonstration Method.  Compliance with the Fleet Average MEW guarantee and the Fleet Average Maximum Structural Payload guarantee shall be demonstrated upon delivery of the *** in order of delivery and upon delivery of each subsequent Aircraft.

7.8                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.9                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.10                                                                        Compliance with the guarantee for interior sound levels in flight shall be demonstrated by a report based on a sound level survey on the Buyer’s Aircraft, a production 787-8 aircraft, or another aircraft acoustically similar to the Buyer’s Aircraft, whichever is available as determined by Boeing.  These sound levels shall be adjusted for sound level changes resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

8                                                                                         EXCLUSIVE GUARANTEES

                                                                                                The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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Trent 1000 Engines

221 Passenger Interior (8 Abreast Economy Seating)

MODEL 787-8 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	MANUFACTURER’S EMPTY WEIGHT

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

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221 Passenger Interior (8 Abreast Economy Seating)

1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of *** a maximum landing weight of ***, a maximum zero fuel weight of ***, a fuel capacity of ***, equipped with Boeing furnished Trent 1000 engines operated at a Boeing equivalent thrust *** and flat rated to *** at sea level.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Takeoff

2.1.1                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.2                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.3                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying

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the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.4                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a *** runway, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The runway slope is *** downhill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.2                                                                               Landing

2.2.1                                                                     The FAA approved landing field length at a gross weight of *** and at a sea level altitude, shall not be more than the following guarantee value:

***

2.2.2                                                                     The FAA approved approach and landing climb limited gross weight at a temperature of ***, at an altitude of ***, and with the Aircraft configuration used to show compliance with Paragraph 2.2.1, shall not be less than the following guarantee value:

***

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2.3                                                                               Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** at a gross weight of *** on a standard day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

***

2.4                                                                               Speed

The level flight speed at a gross weight of *** on a standard day at an altitude of *** and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

***

2.5                                                                               Maximum Operating Speed

The The FAA approved maximum operating speed shall not be less than *** up to the altitude of *** above *** and up to the altitude of *** and *** number above ***.

2.6                                                                               All Engine Climb

The time, fuel burn and distance in still air to climb from an initial climb altitude of *** to a final climb altitude of *** on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee value:

***

Conditions and operating rules:

***

2.7                          Range

2.7.1                       Cruise Range

The still air range at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and

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Trent 1000 Engines

221 Passenger Interior (8 Abreast Economy Seating)

operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.7.2                                                                     Fleet Average Cruise Range

The average still air range for a fleet of at least *** at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.8                                                                               Mission

2.8.1                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

***

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The takeoff gross weight shall conform to FAA Regulations.

***

2.8.2                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.1 except as follows:

***

The takeoff gross weight shall conform to FAA Regulations.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.3                                                                     ***

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.2 except as follows:

***

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Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.4                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.1

2.8.5                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.2

2.8.6                                                                     ***

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.3

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2.8.7                                                                     Mission Block Fuel

The block fuel for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules:

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.8                                                                     Fleet Average Mission Block Fuel

The fleet average block fuel for a fleet of at least *** for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.7

2.8.9                                                                     Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.8.10 is the basis for the mission guarantees of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, 2.8.6, 2.8.7, and 2.8.8.

2.8.10                                                              Weight Summary - Northwest Airlines

***

2.8.11                                                              Standard and Operational Items Allowances

***

2.8.12                                                              ***

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3                                                                                         SOUND LEVELS

3.1                                                                               Community Sound Levels

The Aircraft shall be certified in accordance with Stage 4 requirements of 14CFR Part 36, and ICAO Annex 16, Volume 1, Chapter 4.

3.2                                                                               Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than ***.

3.3                                                                               Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

A-Weighted Sound Pressure Levels

Pilot’s Inboard Ear	***

Passenger Aisle Seats	***
Forward of ***

Passenger Aisle Seats	***
At ***

Speech Interference Levels

Pilot’s Inboard Ear	***

Passenger Aisle Seats	***
At ***

4                                                                                         MANUFACTURER’S EMPTY WEIGHT

4.1                                                                               The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD ***.

4.2                                                                               The Maximum Structural Payload, as represented by the maximum design zero fuel weight minus the MEW from Paragraph 4.1 minus the Standard and Operational Items Allowance from Paragraph 2.8.11, shall not be less than the following guarantee value for any individual aircraft:

***

4.3                                                                               The Fleet Average Manufacturer’s Empty Weight (MEW) for a fleet of at least ***, as defined by the average of the individual Aircraft MEWs at delivery from Paragraph 4.1 above, is guaranteed not to exceed the

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average of the individual Aircraft MEWs in Section 03-60-00 of Detail Specification TBD ***.

4.4                                                                               The Fleet Average Maximum Structural Payload for a fleet of at least ***, as represented by the *** from Paragraph 4.3 above ***, shall not be less than the following guarantee value:

***

5                                                                                         AIRCRAFT CONFIGURATION

5.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2                                                                               The guarantee payloads of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, and 2.8.6, the specified payloads of Paragraphs 2.8.7 and 2.8.8, the Maximum Structural Payload guarantee of Paragraph 4.2 and the Fleet Average Maximum Structural Payload guarantee of Paragraph 4.4 will be adjusted by Boeing for the effect of the following on OEW, and the Manufacturer’s Empty Weight guarantee of Paragraph 4.1 and the Fleet Average Manufacturer’s Empty Weight guarantee of Paragraph 4.3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

6                                                                                         GUARANTEE CONDITIONS

6.1                                                                               ***

6.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by

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Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

6.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 and 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4                                                                               ***

6.5                                                                               ***

6.6                                                                               ***

6.7                                                                               ***

6.8                                                                               ***

6.9                                                                               ***

6.10                                                                        ***

6.11                                                                        ***

6.12                                                                        ***

6.13                                                                        ***

7                                                                                         GUARANTEE COMPLIANCE

7.1                                                                               Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2                                                                               Compliance with the takeoff, landing, the approach and landing climb limited weight, enroute one-engine-inoperative altitude guarantees, maximum operating speed, and with the takeoff portion of the mission guarantees and the sound level guarantees of paragraphs 3.1 and 3.2 shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

7.3                                                                               Compliance with the speed, cruise range, all engine climb guarantees, and with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with Trent 1000 engines.

7.4                                                                               Compliance with the takeoff portion of the mission guarantees of paragraphs 2.8.3 and 2.8.6 is contingent upon purchase of an engine with a Boeing equivalent thrust rating of *** and flat rated to *** at sea level or higher.

7.5                                                                               The Operating Empty Weight (OEW) used for compliance with the mission guarantees shall be *** in Paragraph 03-60-00 of the Detail Specification.

7.6                                                                               Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

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7.7                                                                               Compliance with the Fleet Average Cruise Range guarantee, Fleet Average Mission Payload, and Fleet Average Mission Block Fuel guarantees shall be demonstrated upon completion of the flight testing for the *** that uses the Demonstration Method of compliance set forth in Letter Agreement 6-1162-SKC-0973 and upon completion of each additional aircraft flight tested using the Demonstration Method.  Such compliance will only be based on aircraft test results using the Demonstration Method.  Compliance with the Fleet Average MEW guarantee and the Fleet Average Maximum Structural Payload guarantee shall be demonstrated upon delivery of the *** in order of delivery and upon delivery of each subsequent Aircraft.

7.8                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.9                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.10                                                                        Compliance with the guarantee for interior sound levels in flight shall be demonstrated by a report based on a sound level survey on the Buyer’s Aircraft, a production 787-8 aircraft, or another aircraft acoustically similar to the Buyer’s Aircraft, whichever is available as determined by Boeing.  These sound levels shall be adjusted for sound level changes resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

8                                                                                         EXCLUSIVE GUARANTEES

The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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MODEL 787-8 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	MANUFACTURER’S EMPTY WEIGHT

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

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1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of ***.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Takeoff

2.1.1                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a ***, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.2                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a ***, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.3                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a ***, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

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***

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway.

***

2.1.4                                                                     The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***, at an altitude of ***, from a ***, satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

***

Conditions:

***

2.2                                                                               Landing

2.2.1                                                                     The FAA approved landing field length at a gross weight of *** and at a sea level altitude, shall not be more than the following guarantee value:

***

2.2.2                                                                     The FAA approved approach and landing climb limited gross weight at a temperature of ***, at an altitude of ***, and with the Aircraft configuration used to show compliance with Paragraph 2.2.1, shall not be less than the following guarantee value:

***

2.3                                                                               Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** on a standard day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

***

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2.4                                                                               Speed

The level flight speed at a gross weight of *** on a standard day at an altitude of *** and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

***

2.5                                                                               Maximum Operating Speed

The FAA approved maximum operating speed shall not be less than ***.

2.6                                                                               All Engine Climb

The time, fuel burn and distance in still air to climb from an initial climb altitude of *** on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee value:

***

Conditions and operating rules:

***

2.7                                                                               Range

2.7.1                                                                     Cruise Range

The still air range at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.7.2                                                                     Fleet Average Cruise Range

The average still air range for a fleet of at least *** at an initial cruise altitude of *** on a standard day at *** number, starting at a gross weight

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of *** and consuming *** of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.8                                                                               Mission

2.8.1                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

The takeoff gross weight shall conform to FAA Regulations.

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

2.8.2                                                                     Mission Payload

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

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Conditions and operating rules are the same as Paragraph 2.8.1 except as follows:

***

The takeoff gross weight shall conform to FAA Regulations.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.3                       ***

The payload for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.2 except as follows:

***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.4                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route in the winter season)

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using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.1

2.8.5                                                                     Fleet Average Mission Payload

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.2

2.8.6                                                                     ***

The fleet average mission payload for a fleet of at least *** for a stage length of *** in still air (representative of a *** route during the summer season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

Conditions and operating rules are the same as Paragraph 2.8.3

2.8.7                                                                     Mission Block Fuel

The block fuel for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules:

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***

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

2.8.8                                                                     Fleet Average Mission Block Fuel

The fleet average block fuel for a fleet of at least *** for a stage length of *** in still air (representative of an average stage length mission) with a *** payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

***

Conditions and operating rules are the same as Paragraph 2.8.7

2.8.9                                                                     Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.8.10 is the basis for the mission guarantees of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, 2.8.6, 2.8.7, and 2.8.8.

2.8.10                                                              Weight Summary - Northwest Airlines

***

2.8.11                                                              Standard and Operational Items Allowances

***

2.8.12                                                              ***

3                                                                                         SOUND LEVELS

3.1                                                                               Community Sound Levels

The Aircraft shall be certified in accordance with Stage 4 requirements of 14CFR Part 36, and ICAO Annex 16, Volume 1, Chapter 4.

3.2                                                                               Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than ***.

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3.3                                                                               Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

***

4                                                                                         MANUFACTURER’S EMPTY WEIGHT

4.1                                                                               The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD ***.

4.2                                                                               The Maximum Structural Payload, as represented by the maximum design zero fuel weight minus the MEW from Paragraph 4.1 minus the Standard and Operational Items Allowance from Paragraph 2.8.11, shall not be less than the following guarantee value for any individual aircraft:

***

4.3                                                                               The Fleet Average Manufacturer’s Empty Weight (MEW) for a fleet of at least ***, as defined by the average of the individual Aircraft MEWs at delivery from Paragraph 4.1 above, is guaranteed not to exceed the average of the individual Aircraft MEWs in Section 03-60-00 of Detail Specification TBD ***.

4.4                                                                               The Fleet Average Maximum Structural Payload for a fleet of at least ***, as represented by the maximum design zero fuel weight minus the average of the individual Aircraft MEWs from Paragraph 4.3 above minus the Standard and Operational Items Allowance from Paragraph 2.8.11, shall not be less than the following guarantee value:

***

5                                                                                         AIRCRAFT CONFIGURATION

5.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2                                                                               The guarantee payloads of Paragraphs 2.8.1, 2.8.2, 2.8.3, 2.8.4, 2.8.5, and 2.8.6, the specified payloads of Paragraphs 2.8.7 and 2.8.8, the Maximum

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Structural Payload guarantee of Paragraph 4.2 and the Fleet Average Maximum Structural Payload guarantee of Paragraph 4.4 will be adjusted by Boeing for the effect of the following on OEW, and the Manufacturer’s Empty Weight guarantee of Paragraph 4.1 and the Fleet Average Manufacturer’s Empty Weight guarantee of Paragraph 4.3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

6                                                                                         GUARANTEE CONDITIONS

6.1                                                                               ***

6.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

6.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 and 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4                                                                               ***

6.5                                                                               ***

6.6                                                                               ***

6.7                                                                               ***

6.8                                                                               ***

6.9                                                                               ***

6.10                                                                        ***

6.11                                                                        ***

6.12                                                                        ***

6.13                                                                        ***

7                                                                                         GUARANTEE COMPLIANCE

7.1                                                                               Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2                                                                               Compliance with the takeoff, landing, the approach and landing climb limited weight, enroute one-engine-inoperative altitude guarantees, maximum operating speed, and with the takeoff portion of the mission guarantees and the sound level guarantees of paragraphs 3.1 and 3.2 shall

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be based on the FAA approved Airplane Flight Manual for the Model 787-8.

7.3                                                                               Compliance with the speed, cruise range, all engine climb guarantees, and with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with Trent 1000 engines.

7.4                                                                               Compliance with the takeoff portion of the mission guarantees of paragraphs 2.8.3 and 2.8.6 is contingent upon purchase of an engine with a Boeing equivalent thrust rating of *** and flat rated to *** at sea level or higher.

7.5                                                                               The Operating Empty Weight (OEW) used for compliance with the mission guarantees shall be *** in Paragraph 03-60-00 of the Detail Specification.

7.6                                                                               Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.7                                                                               Compliance with the Fleet Average Cruise Range guarantee, Fleet Average Mission Payload, and Fleet Average Mission Block Fuel guarantees shall be demonstrated upon completion of the flight testing for the fifth (5) airplane that uses the Demonstration Method of compliance set forth in Letter Agreement 6-1162-SKC-0973 and upon completion of each additional aircraft flight tested using the Demonstration Method.  Such compliance will only be based on aircraft test results using the Demonstration Method.  Compliance with the Fleet Average MEW guarantee and the Fleet Average Maximum Structural Payload guarantee shall be demonstrated upon delivery of the fifth (5) Aircraft in order of delivery and upon delivery of each subsequent Aircraft.

7.8                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.9                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.10                                                                        Compliance with the guarantee for interior sound levels in flight shall be demonstrated by a report based on a sound level survey on the Buyer’s

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Trent 1000 Engines

236 Passenger Interior (9 Abreast Economy Seating)

Aircraft, a production 787-8 aircraft, or another aircraft acoustically similar to the Buyer’s Aircraft, whichever is available as determined by Boeing.  These sound levels shall be adjusted for sound level changes resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

8                                                                                         EXCLUSIVE GUARANTEES

The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-972

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:	Substitution Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Buyer with the performance guarantees for the model 787-9 aircraft equipped with GENX engines, as Attachments A and B, and performance guarantees for the model 787-9 aircraft equipped with Trent 1000 engines, as Attachments C and D.  These guarantees are exclusive and expire upon delivery of the Aircraft to Buyer.

The attached performance guarantees are representative of the model 787-9 aircraft as defined in 7E7 Airplane Description and Selections Document No. 7E7B1-0227, Revision D-1, dated November 23, 2004 and 7E7-9 (LOPA) YS5474 dated October 20, 2004.  Boeing reserves the right to revise the model 787-9 aircraft definition to incorporate changes and to revise the attached guarantees to reflect the affects of the configuration changes, if any, prior to Buyer and Boeing entering into a definitive agreement to substitute the model 787-9 aircraft for the Aircraft.

At a time mutually agreed upon, prior to Buyer exercising its right to substitute model 787-9 aircraft, Buyer and Boeing shall negotiate in good faith performance guarantees containing elements similar to the attachments of the performance guarantees described in Letter Agreement No. 6-1162-SKC-971 ***

Northwest Airlines, Inc.

6-1162-SKC-972

Buyer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing, except where otherwise required by law.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

Attachments

Attachment A to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

251 Passenger Interior (8 Abreast Economy Seating)

MODEL 787-9 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

251 Passenger Interior (8 Abreast Economy Seating)

1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft equipped with Boeing furnished GEnx engines.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Mission

2.1                                                                               Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***

For information purposes, the reserve fuel is based on a standard day temperature and a) a fuel allowance equivalent to *** starting at the end of the mission cruise altitude and weight at LRC Mach number, b) a contingency fuel allowance equivalent to a ***hold in a racetrack pattern at ***at destination landing weight, c) a takeoff and climbout maneuver *** and climb, cruise (at LRC Mach ) and descent to a *** d) an approach and landing maneuver *** at the alternate airport plus an approach fuel pad of *** as specified by the customer, and e) a *** hold in a racetrack pattern at *** above the alternate airport at the actual ***.

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

251 Passenger Interior (8 Abreast Economy Seating)

2.2                                                                               Customer Weight Changes

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the following customer changes:

***

2.3                                                                               Standard and Operational Items Allowances

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the Standard and Operational Items Allowances:

***

2.4                                                                               Northwest Airlines 787-9 LOPA

The mission payload guarantee of Paragraph 2.1 is based on the following LOPA:

***

3                                                                                         AIRCRAFT CONFIGURATION

3.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                                                                               The guarantee payload of Paragraph 2.1 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

251 Passenger Interior (8 Abreast Economy Seating)

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

3.3                                                                               Boeing will revise these guarantees for changes to the Aircraft LOPA and Operating Empty Weight (OEW) resulting from changes to the Aircraft body length.

4                                                                                         GUARANTEE CONDITIONS

4.1                                                                               ***

4.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

4.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                               ***

4.5                                                                               ***

4.6                                                                               ***

4.7                                                                               ***

5                                                                                         GUARANTEE COMPLIANCE

5.1                                                                               Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                               Compliance with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                               Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with GEnx engines.

5.4                                                                               ***

5.5                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

251 Passenger Interior (8 Abreast Economy Seating)

established engineering practices to show compliance with these guarantees.

5.6                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                         EXCLUSIVE GUARANTEES

The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2924

BOEING PROPRIETARY

Attachment B to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

269 Passenger Interior (9 Abreast Economy Seating)

MODEL 787-9 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 2924

BOEING PROPRIETARY

Attachment B to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

269 Passenger Interior (9 Abreast Economy Seating)

1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft equipped with Boeing furnished GEnx engines.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Mission

2.1                                                                               Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

The takeoff gross weight shall conform to FAA Regulations.

***

2.2                                                                               Customer Weight Changes

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the following customer changes:

***

2.3                                                                               Standard and Operational Items Allowances

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the Standard and Operational Items Allowances:

***

2.4                                                                               Northwest Airlines 787-9 LOPA

The mission payload guarantee of Paragraph 2.1 is based on the following LOPA:

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment B to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

269 Passenger Interior (9 Abreast Economy Seating)

3                                                                                         AIRCRAFT CONFIGURATION

3.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                                                                               The guarantee payload of Paragraph 2.1 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)                        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)                        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

3.3                                                                               Boeing will revise these guarantees for changes to the Aircraft LOPA and Operating Empty Weight (OEW) resulting from changes to the Aircraft body length.

4                                                                                         GUARANTEE CONDITIONS

4.1                                                                               ***

4.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

4.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain

P.A. No. 2924

BOEING PROPRIETARY

Attachment B to Letter Agreement No.

6-1162-SKC-972

GEnx Engines

269 Passenger Interior (9 Abreast Economy Seating)

certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                               ***

4.5                                                                               ***

4.6                                                                               ***

4.7                                                                               ***

5                                                                                         GUARANTEE COMPLIANCE

5.1                                                                               Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                               Compliance with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                               Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with GEnx engines.

5.4                                                                               ***

5.5                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                         EXCLUSIVE GUARANTEES

The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2924

BOEING PROPRIETARY

Attachment C to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

251 Passenger Interior (8 Abreast Economy Seating)

MODEL 787-9 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 2924

BOEING PROPRIETARY

Attachment C to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

251 Passenger Interior (8 Abreast Economy Seating)

1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft equipped with Boeing furnished Trent 1000 engines.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Mission

2.1                                                                               Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.2                                                                               Customer Weight Changes

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the following customer changes:

***

2.3                                                                               Standard and Operational Items Allowances

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the Standard and Operational Items Allowances:

***

2.4                                                                               Northwest Airlines 787-9 LOPA

The mission payload guarantee of Paragraph 2.1 is based on the following LOPA:

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment C to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

251 Passenger Interior (8 Abreast Economy Seating)

3                                                                                         AIRCRAFT CONFIGURATION

3.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                                                                               The guarantee payload of Paragraph 2.1 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)                        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)                        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

3.3                                                                               Boeing will revise these guarantees for changes to the Aircraft LOPA and Operating Empty Weight (OEW) resulting from changes to the Aircraft body length.

4                                                                                         GUARANTEE CONDITIONS

4.1                                                                               ***

4.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

4.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                               ***

4.5                                                                               ***

4.6                                                                               ***

4.7                                                                               ***

P.A. No. 2924

BOEING PROPRIETARY

Attachment C to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

251 Passenger Interior (8 Abreast Economy Seating)

5                                                                                         GUARANTEE COMPLIANCE

5.1                                                                               Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                               Compliance with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                               Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with Trent 1000 engines.

5.4                                                                               ***

5.5                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                         EXCLUSIVE GUARANTEES

The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2924

BOEING PROPRIETARY

Attachment D to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

269 Passenger Interior (9 Abreast Economy Seating)

MODEL 787-9 PERFORMANCE GUARANTEES

FOR NORTHWEST AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 2924

BOEING PROPRIETARY

Attachment D to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

269 Passenger Interior (9 Abreast Economy Seating)

1                                                                                         AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft equipped with Boeing furnished Trent 1000 engines.

2                                                                                         FLIGHT PERFORMANCE

2.1                                                                               Mission

2.1                                                                               Mission Payload

The payload for a stage length of *** in still air (representative of a *** route in the winter season) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

***

Conditions and operating rules:

***

2.2                                                                               Customer Weight Changes

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the following customer changes:

***

2.3                                                                               Standard and Operational Items Allowances

The mission payload guarantee of Paragraph 2.1 is based on an Operating Empty Weight that includes the Standard and Operational Items Allowances:

***

2.4                                                                               Northwest Airlines 787-9 LOPA

The mission payload guarantee of Paragraph 2.1 is based on the following LOPA:

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment D to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

269 Passenger Interior (9 Abreast Economy Seating)

3                                                                                         AIRCRAFT CONFIGURATION

3.1                                                                               The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                                                                               The guarantee payload of Paragraph 2.1 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)                        Changes to the Detail Specification or any other changes that are present in the Aircraft at delivery prior to incorporation to the Detail Specification mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

(2)                        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual seat weights.

3.3                                                                               Boeing will revise these guarantees for changes to the Aircraft LOPA and Operating Empty Weight (OEW) resulting from changes to the Aircraft body length.

4                                                                                         GUARANTEE CONDITIONS

4.1                                                                               ***

4.2                                                                               The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

4.3                                                                               In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                               ***

4.5                                                                               ***

4.6                                                                               ***

4.7                                                                               ***

P.A. No. 2924

BOEING PROPRIETARY

Attachment D to Letter Agreement No.

6-1162-SKC-972

Trent 1000 Engines

269 Passenger Interior (9 Abreast Economy Seating)

5                                                                                         GUARANTEE COMPLIANCE

5.1                                                                               Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                               Compliance with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                               Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification, equipped with Trent 1000 engines.

5.4                                                                               The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5                                                                               The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                                                                               Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                         EXCLUSIVE GUARANTEES

The only entry into service performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2924

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

6-1162-SKC-973

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:	***

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The Performance Guarantees for the Aircraft are set forth in Letter Agreement No. 6-1162-SKC-971 (the Performance Guarantees).

***

1.                                       ***

2.                                       ***

3.                                       ***

4.                                       ***

5.                                       ***

6.                                       Use of Aircraft.

Buyer agrees that Boeing may use the Test Aircraft to conduct the flight tests described in Paragraph 1.2 hereof and that Buyer will accept delivery of such Aircraft without any reduction in price for depreciation or normal wear and tear resulting from such flight tests.

7.                                       Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

8.             Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Buyer solely with respect to failure of the Aircraft to meet the

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-973

Performance Guarantees as determined by either the Standard Method or the Demonstration Method, provided that nothing in this Letter Agreement shall be deemed to modify or limit Buyer’s rights and remedies under Letter Agreements 6-1162-SKC-974, 6-1162-SKC-975, 6-1162-SKC-976 or 6-1162-SKC-977.

9.                                       Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

10.                                 Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-973

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to 6-1162-SKC-973

PART A

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to 6-1162-SKC-973

PART B

**

P.A. No. 2924	BOEING PROPRIETARY

Attachment B to 6-1162-SKC-973

***

P.A. No. 2924	BOEING PROPRIETARY

6-1162-SKC-974

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:	***

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement dated as of even date herewith between Boeing and the Buyer relating to Model 787-8 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.                                                               ***

2.                                                               ***

3.                                                               ***

4.                                                               ***

5.                                                               ***

6.                                                               ***

7.                                                               ***

8.                                                               Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing or for Boeing to cause Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

9.                                                               Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

P.A. No. 2924

BOEING PROPRIETARY

Letter Agreement No. 6-1162-SKC-974

10.                                                    Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO:

Date	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***
Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A  to

Letter Agreement No. 6-1162- SKC-974

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment B  to

Letter Agreement No. 6-1162- SKC-974

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment C  to

Letter Agreement No. 6-1162- SKC-974

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment D  to

Letter Agreement No. 6-1162- SKC-974

***

NOTE:                               Any rounding of a number, as required under this Attachment with respect to escalation of the ARV, shall be accomplished as follows:  If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-975

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:                                                     ***

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement dated as of even date herewith between Boeing the Buyer relating to Model 787-8 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.                                                          ***

2.                                                          ***

3.                                                          ***

4.                                                          ***

5.                                                          ***

6.                                                          ***

7.                                                          ***

8.                                                          Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing or for Boeing to cause Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

9.                                                          Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

10.                                                    Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

P.A. No. 2924

BOEING PROPRIETARY

Letter Agreement No. 6-1162-SKC-975

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO:

Date: May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to

Letter Agreement No. 6-1162- SKC-975

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment B to

Letter Agreement No. 6-1162- SKC-975

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment C to

Letter Agreement No. 6-1162- SKC-975

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment D to

Letter Agreement No. 6-1162- SKC-975

***

NOTE:                               Any rounding of a number, as required under this Attachment with respect to escalation of the ARV, shall be accomplished as follows:  If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-976-1

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:                                                     ***

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement dated as of even date herewith between Boeing and Buyer relating to Model 787-8 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.                                                          ***

2.                                                          ***

3.                                                          ***

4.                                                          ***

5.                                                          ***

6.                                                          ***

7.                                                          ***

8.                                                          Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

9.                                                          Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Buyer solely with respect to failure of the Aircraft to meet the Payload Commitment, provided that nothing in this Letter Agreement shall be deemed to modify or limit Buyer’s rights and remedies under Letter Agreement 6-1162-SKC-973.

10.                                                    Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

11.                                                    Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose

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Letter Agreement No. 6-1162-SKC-976-1

such information contained therein to any other person or entity except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO:

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to

Letter Agreement No. 6-1162- SKC-976-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment B to

Letter Agreement No. 6-1162- SKC-976-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment C to

Letter Agreement No. 6-1162- SKC-976-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment D to

Letter Agreement No. 6-1162- SKC-976-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment E to

Letter Agreement No. 6-1162- SKC-976-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment F to

Letter Agreement No. 6-1162- SKC-976

***

P.A. No. 2924	BOEING PROPRIETARY

6-1162-SKC-976-2

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:                                                     ***

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement dated as of even date herewith between Boeing and Buyer relating to Model 787-8 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.                                                          ***

2.                                                          ***

3.                                                          ***

4.                                                          ***

5.                                                          ***

6.                                                          ***

7.                                                          ***

8.                                                          Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

9.                   Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Buyer solely with respect to failure of the Aircraft to meet the Payload Commitment, provided that nothing in this Letter Agreement shall be deemed to modify or limit Buyer’s rights and remedies under Letter Agreement 6-1162-SKC-973.

10.                                                    Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

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Letter Agreement No. 6-1162- SKC-975

11.                                                    Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO:

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

Attachment A to

Letter Agreement No. 6-1162- SKC-976-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment B to

Letter Agreement No. 6-1162- SKC-976-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment C to

Letter Agreement No. 6-1162- SKC-976-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment D to

Letter Agreement No. 6-1162- SKC-976-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment E to

Letter Agreement No. 6-1162- SKC-976-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment F to

Letter Agreement No. 6-1162- SKC-976

***

P.A. No. 2924	BOEING PROPRIETARY

6-1162-SKC-977-1

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:                  ***

Reference:             Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement dated as of even date herewith between Boeing and the Buyer relating to Model 787-8 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.                                       ***

2.                                       ***

3.                                       ***

4.                                       ***

5.                                       ***

6.                                       ***

7.                                       ***

8.                                       Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

9.                                       Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Buyer solely with respect to failure of the Aircraft to meet the Payload Commitment, provided that nothing in this Letter Agreement shall be deemed to modify or limit Buyer’s rights and remedies under Letter Agreement 6-1162-SKC-973.

10.                                 Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

11.                                 Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be

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Letter Agreement No. 6-1162-SKC-977-1

required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO:

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to
Letter Agreement No. 6-1162-SKC-977-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment B to
Letter Agreement No. 6-1162-SKC-977-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment C to
Letter Agreement No. 6-1162-SKC-977-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment D to
Letter Agreement No. 6-1162-SKC-977-1

***

P.A. 2924	BOEING PROPRIETARY

Attachment E to
Letter Agreement No. 6-1162-SKC-977-1

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment F to
Letter Agreement No. 6-1162-SKC-977

***

P.A. No. 2924	BOEING PROPRIETARY

6-1162-SKC-977-2

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:                  ***

Reference:             Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement dated as of even date herewith between Boeing and the Buyer relating to Model 787-8 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.                                       ***

2.                                       ***

3.                                       ***

4.                                       ***

5.                                       ***

6.                                       ***

7.                                       ***

8.                                       Duplication of Benefits.

Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing and/or Engine Manufacturer to provide duplicate benefits to Buyer for the same event which results in Buyer’s unjust enrichment, provided that, in the case of any such duplicate benefits, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer.

9.                                     Exclusive Remedy.

Performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Buyer solely with respect to failure of the Aircraft to meet the Payload Commitment, provided that nothing in this Letter Agreement shall be deemed to modify or limit Buyer’s rights and remedies under Letter Agreement 6-1162-SKC-973.

10.                                 Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

11.                                 Confidential Treatment.

Buyer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose

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Letter Agreement No. 6-1162-SKC-977-2

such information contained therein to any other person or entity except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft.  In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Buyer will use its best reasonable efforts to obtain confidential treatment of such information.  Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO:

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to
Letter Agreement No. 6-1162-SKC-977-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment B to
Letter Agreement No. 6-1162-SKC-977-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment C to
Letter Agreement No. 6-1162-SKC-977-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment D to
Letter Agreement No. 6-1162-SKC-977-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment E to
Letter Agreement No. 6-1162-SKC-977-2

***

P.A. No. 2924	BOEING PROPRIETARY

Attachment F to
Letter Agreement No. 6-1162-SKC-977

***

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-980

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Spares Initial Provisioning

Reference:	a)	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

	b)	Customer Services General Terms Agreement No. 51-1 (CSGTA) between Boeing and Buyer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement.  All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning provided in the Purchase Agreement.

In order to define the process by which Boeing and Buyer will (i) identify those Spare Parts and Standards critical to Buyer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Buyer does not use, the parties agree as follows.

1.             Definitions.

“Provisioning Data” means the documentation provided by Boeing to Buyer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

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“Provisioning Items” means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment, engines and engine parts.

“Provisioning Products Guide” means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2.             Phased Provisioning.

2.1           Provisioning Products Guide.  *** prior to the initial provisioning meeting Boeing will furnish to Buyer a copy of the Provisioning Products Guide.

2.2           Initial Provisioning Meeting.  On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide.

2.3           Provisioning Data.  *** initial provisioning meeting Buyer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide.  Upon resolving any clarifications Boeing may request on such Buyer information, Boeing will prepare the Provisioning Data.  Such Provisioning Data will be furnished to Buyer within ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft ***.  The Provisioning Data will be complete and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning of Spare Parts and Standards for the Aircraft.  Boeing will furnish to Buyer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4           Buyer Furnished Equipment (BFE) Provisioning Data.

Unless otherwise advised by Boeing, Buyer will provide or ensure its BFE suppliers provide to Boeing the BFE data in scope and format reasonably acceptable to Boeing in accordance with the schedule established during the initial provisioning meeting.

***

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3.             Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

BOEING PROPRIETARY

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6-1162-SKC-980

3.1           Schedule.  In accordance with schedules established during the initial provisioning meeting, Buyer may place Orders for Provisioning Items and any ground support equipment (GSE), special tools or engine spare parts which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2           Prices of Initial Provisioning Spare Parts.

3.2.1  Boeing Spare Parts.  The Provisioning Data will set forth the prices for those Provisioning Items that are Boeing Spare Parts and such prices will be firm and remain in effect until delivery of the first Aircraft from the date the price is first quoted to Buyer in the Provisioning Data.

3.2.2  Supplier Spare Parts.  Boeing will provide prices in the Provisioning Data for Provisioning Items that are Supplier Spare Parts.  The price to Buyer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts, in each case only if ordered through Boeing, will be one hundred twelve percent (112%) of the supplier’s quoted price to Boeing for such items.  ***

3.3           QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits.  In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Buyer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Buyer from Boeing.  Buyer will select and provide to Boeing its desired content for the kits.  Boeing will furnish to Buyer as soon as practicable thereafter a statement setting forth a firm price for such kits.  Buyer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.             Delivery.

For Spare Parts and Standards ordered by Buyer in accordance with Article 3 of this Letter Agreement, Boeing will deliver to Buyer such Spare Parts and Standards on dates reasonably calculated to conform to Buyer’s anticipated needs in view of the scheduled deliveries of the Aircraft.  Buyer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement.  ***, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers

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directly to Buyer from the applicable supplier’s facility.  The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.             Substitution for Obsolete Spare Parts.

5.1           Obligation to Substitute Pre-Delivery.  In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Buyer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Buyer’s request) Boeing will deliver to Buyer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Buyer will return the obsolete or unusable Spare Parts to Boeing.

***

5.3           Delivery of Obsolete Spare Parts and Substitutes.  Obsolete or unusable Spare Parts returned by Buyer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination in the continental United States as Boeing may reasonably designate.  Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Buyer in accordance with the CSGTA.  Boeing will pay all freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and will pay for the shipment from Boeing to Buyer of any such substitute Spare Part.

6.             Repurchase of Provisioning Items.

6.1           Obligation to Repurchase.  During a period ***, Boeing will, upon receipt of Buyer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer’s needs.

6.2           Exceptions.  Boeing will not be obligated under Article 6.1 to repurchase any of the following:  (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was

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received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Buyer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Buyer’s operating parameters, as provided to Boeing prior to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3           Notification and Format.  Buyer will notify Boeing in writing when Buyer desires to return Provisioning Items under the provisions of this Article 6.  Buyer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return.  Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer and will include part number, nomenclature, purchase order number, purchase order date (or some other documentation to substantiate the purchase and date of purchase from Boeing) and quantity to be returned.  Within five (5) business days after receipt of Buyer’s notification, Boeing will advise Buyer in writing when Boeing’s review of such summary will be completed (which shall in no event be later than thirty (30) days after such receipt).

6.4           Review and Acceptance by Boeing.  Upon completion of Boeing’s review of any detailed summary submitted by Buyer pursuant to Article 6.3, Boeing will issue to Buyer a Material Return Authorization (MRA) for those Provisioning Items which are eligible for repurchase in accordance with this Article 6.  Boeing will advise Buyer of the reason that any Provisioning Item included in Buyer’s detailed summary is not eligible for return.  Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing (which shall not be earlier than thirty (30) days from the date the MRA is furnished to Buyer), and Buyer will arrange for shipment of such Provisioning Items accordingly.

6.5           Price and Payment.  The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to 100% of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s 12% handling charge.  Boeing will pay the repurchase price by issuing a credit memorandum in favor of Buyer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6           Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing

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F.O.B. at its Seattle Distribution Center or such other destination in the continental United States as Boeing may reasonably designate.

***

8.             Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Buyer by Boeing in accordance with this Letter Agreement will pass from Boeing to Buyer in accordance with the CSGTA.  Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Buyer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, as appropriate.

9.             Termination for Excusable Delay.

In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 6 thereof, such termination will, if Buyer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Buyer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc

6-1162-SKC-980

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-981

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Spares Matters

Reference:	a)	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

	b)	Customer Services General Terms Agreement No. 51-1 (CSGTA) between Boeing and Buyer

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.  In consideration of Buyer’s purchase of the Aircraft, and for as long as Buyer owns and operates the Aircraft, Boeing will provide the Spares commitments described in the this Letter Agreement.

1.             Definitions.

1.1           “Customer’s Demand Date” means the delivery date specified by Buyer in its Order to Boeing for a Spare Part.

1.2           “Shelf Stock Part” means at any time a Spares Prone Part that has been ordered two (2) or more times from Boeing by any party within the most recent consecutive twelve (12) month period.

1.3           “Spares Prone Part” means a Boeing Spare Part that for the life of the Aircraft can be expected to be replaced during normal aircraft maintenance or during overhaul of line replaceable units due to failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration, or temperature.  For avoidance of doubt, excluded from this definition are items such as landing gear, major structural components used for repair of aircraft damage and *** insurance items.

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2.             Delivery Commitment.

2.1           Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Buyer’s initial provisioning for an Aircraft, (ii) kits or (iii) ***.

2.1.1        A Shelf Stock Part will ship in not more than *** days from establishment of an Order for such part or prior to Buyer’s Demand Date whichever is later.

2.1.2        A Spares Prone Part that is not a Shelf Stock Part will ship in not more than *** days from establishment of an Order for such part or prior to Buyer’s Demand Date whichever is later.

2.2           For Boeing Spare Parts not in continuous production *** at the time of establishment of the Order, Boeing will expend best reasonable efforts to meet Buyer’s Demand Date.

***

3.             Liquidated Damages.

3.1           Subject to the limitations described in Article 3.2, if Boeing does not satisfy the requirements of (i) Articles 2.1.1 or 2.1.2, Boeing will provide a credit to the Buyer in an amount of one half of one percent (0.5%) of Boeing’s then current list price of the Boeing Spare Part for each calendar day the delivery of the Boeing Spare Part is delayed***.

3.2           The provisions of Article 3.1 will not (i) apply to delay in delivery which results from an Excusable Delay as defined in the CSGTA or (ii) apply to delay in delivery which results from the failure of Buyer’s carrier to take possession of the Boeing Spare Parts.  In addition liquidated damages will not exceed the then current list price of the applicable Boeing Spare Part.

3.3           ***, the liquidated damages payable in accordance with Article 3 are Buyer’s exclusive remedies solely for Boeing’s failure to comply with the provisions of Articles 2.1.1, 2.1.2 and 2.3, and are in lieu of all other damages, claims and remedies of Buyer arising at law or otherwise for any failure to comply with Articles 2.1.1, 2.1.2 and 2.3,  *** Buyer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure.

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4.             Spare Part Price Escalation.

Beginning with the Spares Catalog in effect in January 2006 and for each Spares Catalog released thereafter, (i) the aggregate price of the Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will not be increased to a number greater than the Spares Adjusted Price as defined in Article 5, and (ii)  the price of an individual Spare Part listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will not be increased by a factor greater than two times the escalation factor (AE) where AE = (Lq + Mq) – 1, as Lq and Lq are defined in Article 5.

5.             Spare Part Price Formula.

5.1           The formula used to determine the annual aggregate price escalation for Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog (Spares Adjusted Price) is as follows:

AP =  (P) ( Lq + Mq )

Where:

AP =       Spares Adjusted Price

P =          Aggregate price of all Spare Parts listed in the Spares Catalog in effect prior to the then current Spares Catalog that are also listed in the then current Spares Catalog.

Lq =        The labor index which will be equal to 80% of the quotient obtained from utilizing the Current Year Index Value (defined below) divided by the Base Year Index Value (defined below) for “Average Hourly Earnings — Other Aircraft Parts & Equipment” as published by the U.S. Department of Labor, Bureau of Labor Statistics including those noted as preliminary (NAICS Code = 336413, Series ID = ceu3133641306).  The final value of Lq will be rounded to the nearest ten thousandth.

Mq =      The material index which will be equal to 20% of the quotient obtained from utilizing the Current Year Index Value (defined below) divided by the Base Year Index Value (defined below) for “Producer Price Index — Industrial Commodities” as published by the U.S. Department of Labor, Bureau of Labor Statistics including those noted as preliminary (Series ID = WPU03 through 15).  The final value of Mq will be rounded to the nearest ten thousandth.

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Current Year Index Value =	Arithmetic average (rounded to the nearest thousandth) of the April, May and June index values of the applicable index for the year preceding the effective date of the then current Spares Catalog.

Base Year Index Value =

Arithmetic average (rounded to the nearest hundredth) of the April, May and June Index values of the applicable index for the year two (2) years preceding the effective date of the then current Spares Catalog.

The final value of AP will be rounded to the nearest dollar.

5.2.          If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the Lq and Mq values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Spares Adjusted Price, Boeing and Buyer will mutually agree upon a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

5.3           Any rounding of a number, as required under this Article 5 will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next highest number.

***

9.             Assignment.

The remedy described in this Letter Agreement are provided as a financial accommodation to Buyer in consideration of Buyer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

10.           Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and,

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except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

11.           Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-982

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:                  ***

Reference:             Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

2.             Assignment.

Accommodations contained in this Letter Agreement are in response to Buyer’s specific request and made in consideration of Buyer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

3.             Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto/ are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, except as otherwise required by law, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-982

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

Attachment

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-982

***

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-983

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:                  ***

Reference:             Purchase Agreement 2924 between The Boeing Company and Northwest Airlines, Inc. relating to Model 787-8 aircraft (the Aircraft)

Gentlemen:

Northwest Airlines, Inc. (“Buyer”) and The Boeing Company (“Boeing”), have entered into a model 787-8 aircraft purchase agreement, dated as of even date herewith (the “Purchase Agreement”), which covers, among other matters, the sale by Boeing and the purchase by Buyer of certain Aircraft, under the terms and conditions set forth in said Purchase Agreement.  Buyer and Boeing have agreed to set forth in this Letter Agreement No. 6-1162-SKC-983 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Purchase Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Purchase Agreement, that the provisions of said Purchase Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Purchase Agreement, except that if the Purchase Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             SCOPE, COMMENCEMENT, DURATION

***

2.             DEFINITIONS

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2.1           Scheduled Departure

A “Scheduled Departure” is a departure of a Guaranteed Aircraft as set forth in Buyer’s timetable, and any scheduled charter flight of a Guaranteed Aircraft.

***

3.             Limitations

*** diverted landing or delayed departure of any scheduled revenue flight of any Guaranteed Aircraft which is caused by any of the following:

(a)           Late return from scheduled maintenance

(b)           Operation, service, maintenance or overhaul of such Guaranteed Aircraft or any accessory, equipment or part (including engines) installed thereon, in a manner other than in accordance with Buyer’s approved instructions and requirements.

(c)           Logistics problems, such as inordinate delays in the availability of spares unless such delays are caused by Boeing, and/or lack of personnel appropriately trained for model 787 maintenance at any location where any maintenance of the Guaranteed Aircraft is performed.

(d)           A malfunction caused by any extrinsic force such as foreign object damage.

 (e)          Failure to utilize the FAA approved minimum equipment list (MEL) to defer corrective maintenance, or failure to correct any deferred item within the time period specified in such MEL.

(f)            Buyer Furnished Equipment.

(g)           Tires.

(h)           Normal wear of brakes.

(i)            Negligent acts or omissions of Buyer and any strikes or labor troubles causing cessation, slowdown or interruption of work related to the operation or maintenance of the Guaranteed Aircraft.

(j)            Any other cancellation, turnback, diverted landing or delayed departure that Buyer and Boeing mutually agree was not caused by a malfunction of the Guaranteed Aircraft or any of its associated equipment, including engines.

4.             GUARANTEES

***

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5.             BUYER’S AND BOEING’S OBLIGATION

5.1           Buyer’s and Boeing’s Obligations

Buyer’s and Boeing’s specialists will meet, not later than three (3) months before delivery of the first Guaranteed Aircraft, to mutually agree on the details of the appropriate reporting procedure(s) for the Guarantees.

5.2           Buyer’s Obligations

a)             Buyer will regularly submit monthly on-time performance data not later than thirty (30) days after the end of each Computation Period in a mutually agreed to electronic interchange file format.  Such data shall contain such information on Chargeable On-time Events, Chargeable Mechanical Scheduled Performance Events, Cancellation Events and ODI Events as may be reasonably required to allow Boeing to assess the nature of system or component malfunctions. Such data will be further specified in the meeting pursuant to Subparagraph 5.1 above.

b)            Buyer will notify Boeing not later than one (1) month after a Computation if the Achieved On-Time Performance, the Achieved Mechanical Scheduled Performance or the Completion Factor are below (or the Achieved ODI Performance exceeds) the guaranteed levels set forth in Paragraph 4 above and will request Boeing to take corrective actions.  In such event, in order to determine the root causes of the shortfall under the Guarantees and to determine the necessary action, Buyer will provide additional data as Boeing may reasonably request without imposing unreasonable economic or operational burdens on Buyer.

c)             Buyer will incorporate in and apply to the Guaranteed Aircraft on a mutually agreed time scale the procedures and modifications recommended by Boeing in order to improve the Achieved On-Time Performance, the Achieved Mechanical Scheduled Performance, the Completion Factor or the Achieved ODI Performance; provided, ***.

d)            Buyer shall maintain complete records in support of all reports required of Buyer under this Letter Agreement.  Buyer shall retain such records for a minimum of one year following termination of the Term.  All such records and any other data in Buyer’s possession reasonably required for the proper administration of this Letter Agreement shall, upon request,

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be made available at Buyer’s facilities for examination by Boeing.

e)             All reports submitted to Boeing shall be addressed to the attention of:

Director – Warranties

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124

5.3           Boeing’s Obligations

During the Term, Boeing will provide technical and operational analyses of delays and cancellations and will develop corrections intended to reduce delays and, in the event that the Achieved On-Time Performance, the Achieved Mechanical Scheduled Performance or the Completion Factor during any Computation Period falls below (or the Achieved ODI Performance during any Computation Period exceeds) the guaranteed levels set forth in Paragraph 4 herein, Boeing shall, not later than six (6) months after notification by Buyer and at no charge to Buyer:

a)             identify jointly with Buyer the sources of the shortfall under the Guarantees and agree on the necessary action;

b)            use commercially reasonable efforts to provide (at no cost to Buyer) modified Manufacturer’s items, either hardware or software, and the reimbursement of reasonable direct manhours for incorporation (at Buyer’s then current warranty labor rate) to improve the Achieved On-Time Performance, the Achieved Mechanical Scheduled Performance, the Completion Factor or the Achieved ODI Performance;

c)             make recommendations concerning Guaranteed Aircraft operation and maintenance programs, publications, and policies to improve the Achieved On-Time Performance, the Achieved Mechanical Scheduled Performance, the Completion Factor or the Achieved ODI Performance;

d)            assist Buyer to obtain cooperation from Vendors to improve the Achieved On-Time Performance, the Achieved Mechanical Scheduled Performance, the Completion Factor or the Achieved ODI Performance; and

e)             provide that level of technical support at no charge to Buyer which will

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materially contribute to Buyer and Boeing achieving the guaranteed levels set forth in this Guarantee.

6.             REVIEW MEETINGS

6.1           Specialists Review Meeting

A review meeting between Boeing’s and Buyer’s representatives shall be scheduled at the end of each *** period during the Term, or at more frequent intervals to be mutually agreed. Representatives of Buyer and Boeing shall participate in the meeting and will:

a)             review current Achieved On-Time Performance, Achieved Mechanical Scheduled Performance, Completion Factor and Achieved ODI Performance,

b)            review the correctness of delay, cancellation and ODI codes,

c)             consider corrective action, if required, and

d)            review any issues arising out of the implementation of the provisions of Paragraph 5 above.

***

7.             LIABILITY LIMITATION

Boeing’s liability for failure to meet this Guarantee shall be governed solely by the terms of this Guarantee.

8.             REMEDIES

***

8.3           Boeing and Buyer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing to provide duplicate remedies to Buyer for the same event which results in Buyer’s unjust enrichment, provided that (i) in the case of any such duplicate remedies, Buyer shall be entitled to elect to receive the benefit which is most favorable to Buyer, and (ii) in no event shall any remedy in Section 8.1 be deemed to be duplicative of any other such remedy within Section 8.1.

***

9.             ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Purchase Agreement, this Letter Agreement and the rights and obligations of Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of

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Boeing, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 shall be void and of no force or effect.

10.           CONFIDENTIAL TREATMENT.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to Boeing.

THE BOEING COMPANY

By:	***

Its:	Attorney-In-Fact

Accepted and Agreed to on this

5th	day of	May 2005

NORTHWEST AIRLINES, INC.

By:	***

Its:	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-983

***

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-984

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:                                                     Open Configuration Matters

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                                       Model 787-8 Aircraft.

1.1                                 Aircraft Configuration.

Due to the developing design of the 787 Aircraft and the long period of time between the Purchase Agreement signing and delivery of Buyer’s first Aircraft, the configuration of Buyer’s Aircraft has not yet been defined.  The parties agree to complete configuration of the 787-8 Aircraft no later than September 1, 2005, using the configuration elements defined in 787 Airplane Description and Selections 787B1-0227.which includes available Options (Optional Features) for selection (Configuration).  It is acknowledged that Buyer may delay engine selection and in such event the engine model shall be the sole open item.

Attachment A to this Letter Agreement lists Optional Features for the 787-8 Aircraft selected by Buyer for planning purposes and pricing estimates.

1.2.                              Definitive Agreement.

By ***, Boeing will provide Buyer a written amendment to the Purchase Agreement reflecting the Configuration, including, without limitation, the effects of the Configuration on those portions of the Purchase Agreement described in Articles 1.2.1 through 1.2.4, below.

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1.2.1                        Exhibit A.

The Configuration will be incorporated into Exhibit A of the Purchase Agreement.

1.2.2                        Basic Specification.

Changes applicable to the basic Model 787-8 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the Configuration will be incorporated into Exhibit A of the Purchase Agreement.

1.2.3        ***

1.2.4                        Price Adjustments.

The Aircraft Basic Price and Advance Payment Base Price of each Aircraft set forth on Table 1 to the Purchase Agreement includes an estimate for the price of Seller Purchased Equipment and an estimate of the total price of Optional Features. Attachment C to this Letter Agreement identifies the interior pricing allowance included in the Aircraft Basic Price.  Attachment D to this Letter Agreement contains a list of priced Optional Features.  The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be adjusted as required to reflect the difference between such estimate and the actual price of such elements of the configuration***.

1.3                                 Other Letter Agreements.

Boeing and Buyer acknowledge that as the configuration of the Aircraft progresses, there will be a need to negotiate letter agreements addressing one or more of the following subjects:

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1.3.1                        Buyer Software.

Similarly to other Boeing aircraft, it is anticipated there will be some software owned by or licensed to Buyer that will be loaded on the Aircraft at delivery.  The specific systems, installation logistics, and related terms and conditions have yet to be defined.

1.3.2                        Installation of In-flight Entertainment Equipment.

The method of offering In-flight Entertainment Equipment, including but not limited to requirements and responsibilities of the parties hereto has yet to be defined.

1.3.3                        Buyer Furnished Equipment (BFE) and Seller Purchased Equipment (SPE).

Provisions relating to the terms on which Boeing may offer or install BFE and SPE in the Aircraft have yet to be defined.

2.                                       Model 787-9 Aircraft

The parties agree to complete the configuration of the model 787-9 Aircraft prior to substitution pursuant to Letter Agreement No. 6-1162-SKC-1065 to this Purchase Agreement using the Boeing Detail Specification (if available) or the configuration elements defined in 787 Airplane Description and Selections document for the model 787-9.

Attachment B to this Letter Agreement lists Optional Features for the 787-9 Aircraft selected by Buyer for planning purposes and pricing estimates.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-984

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

***

P.A. No. 2924

BOEING PROPRIETARY

Attachment A    6-1162-SKC-984

787- 8 Airplane Price Build-up

Included in Base Price

- Complete Certifiable Airplane -

•             MTOW

•             Foreign Certification

•             Engines

•             Single SATCOM w/full provisions for Dual

•             Flight Deck Printer

•             Flight Deck Display Options

•             VHF Comm System

•             SELCAL

•             HF Comm System

•             HF Data Link

•             Flight Interphone System

•             Cockpit Voice Recording

•             Flight Data Recorder

•             Quick Access Recorder

•             Dual Weather Radar

•             Dual HUD

•             Dual Radio Altimeter

•             Dual TCAS

•             Dual VOR Nav System

•             Landing & Taxi Aids

•             Electronic Flight Bag

•             Dual ATC Trans Sys

•             Dual DME

•             Large Cargo Door

•             Crew Oxygen Masks

•             Galley Refrigeration

•             Dual Electronic Ground Prox

•             Wireless IFE backbone

•             ELT

•             Emergency Equipment

•             Floor Coverings

•             Overwater Equipment

•             Curtains

•             Economy Class Seats

•             Premium Seats

•             Galley Shells

•             Galley Inserts

•             Lavatories

•             Closets / Partitions / Dividers

Offerable Catalog Options

- At Catalog Price (2004 $ STE)-

•             Flight Deck Crew Rest - $1,071,700

•             Cabin Crew Rest - $1,139,200

•             High Comfort Attendant Seats - $23,000/each

•             Premium Lav - $214,900 Handicap Lav - $200,500

•             Additional IFE Features - TBD

•             Connexion by Boeing – N/C (does not include equipment or service agreement charges which will be provided by Connexion)

•             Forward Cargo Air conditioning - $178,100

•             Dual ADF - $50,000

•             Flight Deck Surveillance Cameras - $69,900

•             Flight Deck Humidification System - $86,900

•             Additional Crew Oxygen - two Crew oxygen cylinders 115-Cubic-Foot-Capacity - $4,000, remote crew oxygen fill station - $28,900

•             Additional Passenger Oxygen Capability – Medium capacity (~22 minutes) -TBD or Large capacity (~60 min) - TBD

Interior is defined by the 272 passenger configuration shown in the Airplane Selections & Descriptions document.

Attachment B    6-1162-SKC-984

787-9 Airplane Price Build-up

Included in Base Price

- Complete Certifiable Airplane -

•             MTOW

•             Foreign Certification

•             Engines

•             Single SATCOM w/full provisions for Dual

•             Flight Deck Printer

•             Flight Deck Display Options

•             VHF Comm System

•             SELCAL

•             HF Comm System

•             HF Data Link

•             Flight Interphone System

•             Cockpit Voice Recording

•             Flight Data Recorder

•             Quick Access Recorder

•             Dual Weather Radar

•             Dual HUD

•             Dual Radio Altimeter

•             Dual TCAS

•             Dual VOR Nav System

•             Landing & Taxi Aids

•             Electronic Flight Bag

•             Dual ATC Trans Sys

•             Dual DME

•             Large Cargo Door

•             Crew Oxygen Masks

•             Galley Refrigeration

•             Dual Electronic Ground Prox

•             Wireless IFE backbone

•             ELT

•             Emergency Equipment

•             Floor Coverings

•             Overwater Equipment

•             Curtains

•             Economy Class Seats

•             Premium Seats

•             Galley Shells

•             Galley Inserts

•             Lavatories

•             Closets / Partitions / Dividers

Offerable Catalog Options

- At Catalog Price (2004 $ STE)-

•             Flight Deck Crew Rest - $1,071,700

•             Cabin Crew Rest - $1,139,200

•             High Comfort Attendant Seats - $23,000/each

•             Premium Lav - $214,900 Handicap Lav - $200,500

•             Additional IFE Features - TBD

•             Connexion by Boeing – N/C (does not include equipment or service agreement charges which will be provided by Connexion)

•             Forward Cargo Air conditioning - $178,100

•             Dual ADF - $50,000

•             Flight Deck Surveillance Cameras - $69,900

•             Flight Deck Humidification System - $86,900

•             Additional Crew Oxygen - two Crew oxygen cylinders 115-Cubic-Foot-Capacity - $4,000, remote crew oxygen fill station - $28,900

•             Additional Passenger Oxygen Capability – Medium capacity (~22 minutes) -TBD or Large capacity (~60 min) - TBD

Interior is defined by the 319 passenger configuration shown in the Airplane Selections & Descriptions document.

Attachment D   6-1162-SKC-984

Option Reference Number	Option Title	Price - 2004 Year $
0110B750A60	Major Model 7E7	IB
0110B750A64	Minor Model 7E7-3	IB
0110B750A62	Minor Model 7E7-8	IB
0110B750A66	Minor Model 7E7-9	IB
0220-JA01	FAA Type Certification	NC
0220-JA02	EASA Type Certification and Export Certificate of Airworthiness — FAA/EASA Certification Basis.	NC
0220-JA03	Validation of Aircraft Compliance with JCAB Type Certification.	NC
0220-JA04	Type Certification and Export Certification of Airworthiness for Airplane Delivery - Requirement.	NC
0228-JA01	Airplane Flight Data in compliance with FAA regulations	NC
0228-JA02	Airplane Flight Manuals Data in compliance with FAA format regulations with Supplement Information for National Aviation Authority of (template).	NC
0228-JA03	Airplane Flight Data in compliance with FAA regulations with Supplemental Information for JCAB of Japan	NC
0228-JA04	Airplane Flight Data in compliance with EASA regulations	NC
0228-JA05	Airplane Flight Data in compliance with EASA regulations with Supplement Information for National Aviation Authority of (template).	NC
0228-JA06	Airplane Flight Manuals Data in format to meet the compliance with the requirements of Aviation Authority of (template).	NC
0228-JA07	Flight Crew Operations Data in compliance with FAA requirements	NC
0228-JA08	Flight Crew Operations Data in compliance with EASA format requirements	NC
0252-JA01	Instrumentation and Airplane Flight Operations Manual in Standard Units	NC
0252-JA02	Instrumentation and Airplane Flight Operations Manual in Metric Units	NC
0252-JA03	Instrumentation and Airplane Flight Operations Manual in Standard Units with Temperature in Degrees Celsius	NC
0315-JA01	Revised 7E7-3 Operational max takeoff weight	NC
0315-JA02	Revised 7E7-8 Operational max takeoff weight	NC
0315-JA05	Revised 7E7-9 Operational max takeoff weight	NC
0315-JA03	Revised 7E7-3 Operational max zero fuel weight (MZFW) and Operational max landing weight (MLW)	NC
0315-JA04	Revised 7E7-8 Operational max zero fuel weight (MZFW) and Operational max landing weight (MLW)	NC
0315-JA06	Revised 7E7-9 Operational max zero fuel weight (MZFW) and Operational max landing weight (MLW)	NC
0351-JA01	Alternate FWD CG	NC
0352-JA01	Customized Loading Schedule for Weight and Balance Control - Alignment Chart Loading	$17,700
(FLEET)

Attachment D   6-1162-SKC-984

Option Reference Number	Option Title	Price - 2004 Year $
0352-JA02	Customized Loading Schedule for Weight and Balance Control - Universal Index Loading	$17,700
		(FLEET)
0910-MA01	Aft Tow Fitting - Nose Landing Gear	$9,400
1110-JA01	Exterior decorative finish — Supplier A	NC
1110-JA02	Exterior decorative finish — Supplier B	NC
1120-JA01	Maintenance markings	NC
1130-WA01	Interior Placards	NC
2162-WA01	Forward Cargo Air Conditioning	$178,100
2170-MA01	Flight Deck Humidification System	$86,900
2210-MA01	Autoflight - Heading hold at autopilot command engage	NC
2210-MA02	Autoflight - Bank angle hold at autopilot command engage	NC
2210-MB01	Autoflight - Inhibit Glideslope capture prior to Localizer Capture	NC
2210-MB02	Autoflight - Enable Glideslope capture prior to Localizer Capture	NC
2311-MB01	HF Communications - Dual HF Tranceivers with Datalink -3 only	$96,500
2315-MA01	SATCOM - Single System Installation -3 only	$153,500
2315-MA02	SATCOM - Second System Installation	$153,500
2318-SA01	Cellular Phone Connection	$20,000
2320-MA01	ATN Datalink	$25,000
2324-MA01	Emergency Locator Transmitter(ELT) - Antenna & Control panel	$15,000
2510-JA01	Flight Deck Door Surveillance Camera System	$69,900
2510-WB01	Secondary Flight Deck Door	$27,300
2519-WA01	Overhead Flight Deck Crew Rest with 1 Fold-Down Seat	$1,060,700
2519-WA02	Overhead Flight Deck Crew Rest with 2 Business Class Seats	$1,071,700
2520-WB01	Interior Color and Décor Selection	NC
2524-WA01	Curtains	NC
2524-WB01	Closets
	Outboard Underbin	$32,000
	Outboard Full Height	$41,000
	Centerline Underbin	$54,900
	Centerline Full Height	$63,600

Attachment D   6-1162-SKC-984

Option Reference Number	Option Title	Price - 2004 Year $
2524-WC01	Partitions
	Outboard Full Height	$16,700
	Centerline Full Height	$21,100
2525-WA01	Economy Class Seats SUPPLIER A	TBD
2525-WA02	Economy Class Seats SUPPLIER B	TBD
2525-WA03	Economy Class Seats SUPPLIER C	TBD
2525-WA04	Economy Class Seats SUPPLIER D	TBD
2525-WA05	Economy Class Seats SUPPLIER E	TBD
2525-WA06	Economy Class Seats SUPPLIER F	TBD
2525-WC01	BFE Premium Class Seating - Track Mounted	TBD
2525-WC02	BFE Premium Class Seating - POD Seats	TBD
2525-WD01	Premium Class Seats SUPPLIER A	TBD
2525-WD02	Premium Class Seats SUPPLIER B	TBD
2525-WD03	Premium Class Seats SUPPLIER C	TBD
2525-WE01	Attendant Station (charge for High Comfort Seat only)	$23,000
2527-WA01	Floor Coverings	NC
2528-WA01	Main Cabin Stowage Bins	NC
2528-WB01	Premium Cabin – No Stowage Bins	NC
2528-WB02	Premium Cabin – Outboard and Centerline Stowage Bins	NC
2528-WB03	Premium Cabin – Outboard Stowage Bins Only	NC
2528-WC01	Monument Mounted Stowage (Dog House)	NC
2528-WD01	Stowage Bustle	NC
2528-WE01	Magazine Racks	NC
2528-WF01	Literature Pockets	NC
2529-WA01	Overhead Cabin Attendant Crew rest	$1,139,200
2529-WA02	Purser Station	NC
2530-WA01	Galleys - Boeing Certification and Installation	$57,800
	Galley Shells by Cart	TBD
2530-WA02	Galley Inserts	TBD
2540-WA01	Lavatories	$186,000
	DOT Lavatory	$200,500

Attachment D   6-1162-SKC-984

Option Reference Number	Option Title	Price - 2004 Year $
	First Class Lavatory	$214,900
2562-WA01	Overwater Emergency Equipment - Life Vests - SFE	NC
2562-WA02	Overwater Emergency Equipment - Portable Emergency Locator Transmitter - SFE	NC
2562-WA04	Overwater Emergency Equipment (-3 Option Only)	TBD
2564-WA01	Detachable Emergency Equipment	NC
2623-JA01	Enhanced cargo fire suppression - TBD duration.	NC
2623-JA02	Enhanced cargo fire suppression - TBD duration.	NC
3151-MB01	Takeoff Runway Disagree Alert (WGS-84 airports only)	NC
3162-MB01	ILS Localizer Deviation Expanded Scale - Autopilot and Flight Director mode	NC
3162-MB02	ILS Localizer Deviation Expanded Scale - Autopilot mode only	NC
3162-MC01	Flight Director Command display - Split Axis - ADI	NC
3162-MC02	Flight Director Command Display - Filled Integrated Cue - ADI	NC
3162-MD01	Rising Runway - Displayed on the ADI	NC
3162-ME01	Display of Round Dial Radio Altitude - ADI	NC
3162-MF01	Map Mode Orientation - Heading Up - Mini Map/ND	NC
3162-MF02	Map Mode Orientation - Track Up - Mini Map/ND	NC
3245-MA01	Wheels and Brakes - Carbon - Supplier A	NC
3245-MA02	Wheels and Brakes - Carbon - Supplier B	NC
3321-WA01	Customer Specific - Dynamic Cabin Lighting system	NC
3324-WA01	Customer Specific - Passenger Information Signs	NC
3400-MA01	2nd Core Network	$65,000
3446-MA01	No Mode 6 Callouts	NC
3446-MA02	50, 30, 10	NC
3446-MA03	100,50,30,10	NC
3446-MA04	100,50,30,20	NC
3446-MA05	100,50,30,20,10	NC
3446-MA06	2500,50,30,10	NC
3446-MA07	100,50,20,10,Minimums	NC
3446-MA08	100,50,40,30,20,10,Minimums	NC
3446-MA09	400,300,200,100,50,40,30,20,10,Minimums	NC
3446-MA10	500,100,50,403020,10,Minimums	NC

Attachment D   6-1162-SKC-984

Option Reference Number	Option Title	Price - 2004 Year $
3446-MA11	500,400,300,200,100,50,40,30,20,10,Minimums	NC
3446-MA12	1000,500,400,300,200,100,50,40,30,20,10,Minimums	NC
3446-MA13	50,40,30,20,10,Minimums-Minimums	NC
3446-MA14	200,100,50,40,30,20,10,Minimums - Minimums	NC
3446-MA15	1000(Baro), 500(Baro), 100,50,30,20,10, Approaching Minimums - Minimums	NC
3446-MA16	2500,100,500,400,300,200,100,50,40,30,20,10,Approaching Minimums, Minimums	NC
3446-MA17	2500,1000,50,40,30,20,10,Approaching Decision Height, Minimums	NC
3446-MA18	50,40,30,20,10, Plus Hundred, Minimum	NC
3457-MA01	ADF - Dual System - Supplier X	$50,000
3510-MA01	Two Crew oxygen cylinders - 115-Cubic-Foot-Capacity	$4,000
3510-MB01	Remote Crew Oxygen Fill Station	$28,900
3510-MC01	Full face mask with Built-in Smoke Goggles - Captain, First Officer, First& Second Observer - TBD - SFE	NC
3510-MC02	Diluter demand Regulators with separate Smoke Goggles - Captain, First Officer, First& Second Observer - TBD - SFE	NC
3520-WA02	Passenger Oxygen -Additional capacity Option - 22 MINUTES	$3,000
3520-WA03	Passenger Oxygen -Additional capacity Option - 60 MINNUTES	TBD
3520-WA01	Passenger Oxygen system - 12 MINUTES	NC
3810-WA01	Potable water Storage capacity Increase of 40 gallons (7E7-8)	NC
3810-WA02	Potable water Storage capacity Increase of 60 gallons (7E7-9)	NC
3810-WA03	Potable water Storage capacity Increase of 100 gallons	NC
3810-WA04	Potable water Storage capacity Increase of 75 Gallons and Waste Capacity Increase	NC
3810-WA05	Potable Water Quantity Preselection System	$29,000
4420-SA01	In-Flight Entertainment System - Supplier # 1	TBD
4420-SA02	In-Flight Entertainment System - Supplier # 2	TBD
4420-SA03	In-Flight Entertainment System - Supplier # 3	TBD
4420-SB01	Passenger Entertainment Camera System - Front Lower Lobe Camera - CSE	$67,300
4420-SC01	PC Power - Installation - CSE	NC
4435-SA01	Connexion by Boeing System Installation	NC**
4435-SA02	SATCOM - SwiftBroadband - Single System installation	$135,000
4435-TBD	SATCOM - SwiftBroadband - Second System installation	$135,000
4450-SA01	Cabin Services System - Monitor & Control Function Panels	NC
7200-JA01	General Electric Propulsion System	IB

Attachment D   6-1162-SKC-984

Option Reference Number	Option Title	Price - 2004 Year $
7200-JA02	Rolls-Royce Propulsion System	IB
7200-JB01	GEnx-54B Thrust Rating	IB
7200-JB02	GEnx-64B Thrust Rating	IB
7200-JB03	GEnx-70B Thrust Rating	IB
7200-JB04	R-R Trent 1053 Thrust Rating	IB
7200-JB05	R-R Trent 1064 Thrust Rating	IB
7200-JB06	R-R Trent 1070 Thrust Rating	IB

** Does not include equipment or service agreement charges which will be provided by Connexion

6-1162-SKC-987

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota  55121

Subject:                                                     *** – Applicable Terms and Conditions

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Buyer wish to define (1) the conditions under which Buyer may add to the Purchase Agreement additional 787-8 and 787-9 model aircraft for which Buyer has been granted *** pursuant to this Letter Agreement and (2) the contract terms which will be applicable to such additional aircraft in the event Buyer exercises such rights.

1.0                                 Option Aircraft

Boeing grants Buyer the option to purchase (Option) eighteen (18) additional model 787-8  aircraft (Option Aircraft) on the terms and conditions described in this Letter Agreement.

1.1                                 The delivery positions and option deposit amounts for the Option Aircraft are as set forth in Attachment A to this Letter Agreement (Attachment A).  The option exercise date for each Option Aircraft shall be not later than the first day of the month *** months prior to the Option Aircraft delivery month for such Option Aircraft shown on Attachment A, unless Buyer elects to substitute a model 787-9 aircraft as provided for Letter Agreement 6-1162-SKC-1065, “Aircraft Model Substitution.”  ***

1.2                                 The eighteen (18) initial firm Aircraft identified in Table 1 to the Purchase Agreement as of the date of its execution (Initial Aircraft) must

P.A. No. 2924

*** – Applicable Terms and Conditions

BOEING PROPRIETORY

Northwest Airlines, Inc.

6-162-SKC-987

deliver prior to the month of delivery of any Option Aircraft, and all Option Aircraft must deliver no later than ***.

1.3                                 The Aircraft Basic Price for each Option Aircraft (Option Aircraft Basic Price) shall be the same as Boeing’s then current Aircraft Basic Price for model 787-8 aircraft in the configuration of the undelivered Aircraft as of the date of exercise of the Option ***.

1.4                                 The advance payment schedule for the Option Aircraft shall be equivalent to that for the Initial Aircraft as defined in Letter Agreement 6-1162-SKC-1039, “Advance Payments” (Advance Payment Letter Agreement).

***

1.6                                 The advance payments for each Option Aircraft shall equal the Option Aircraft Advance Payment Base Price provided pursuant to Article 1.5 herein multiplied by the applicable percentage set forth in the Advance Payment Letter Agreement.

1.7                                 An Option will be deemed exercised and Boeing will be obligated to sell to Buyer and Buyer will be obligated to purchase from Boeing such Option Aircraft on the terms set forth in this Letter Agreement at such time as Buyer on or prior to the date of Option exercise specified in Article 1.1 of this Letter Agreement (1) has given written notice to Boeing of its exercise of such Option and (2) has made an electronic transfer to Boeing of all advance payments due for such Option Aircraft as of the date of exercise of the Option.  The option deposit will be applied to the advance payment requirements.  ***.

1.8                                 If Buyer does not exercise an Option in accordance with the provisions of this Letter Agreement or Buyer notifies Boeing that it does not wish to exercise an Option, Boeing will, without further notification, remove the respective Option Aircraft from its production planning, and Buyer’s option deposit for such Option Aircraft will be forfeited by Buyer and retained by Boeing.

***

5.0                                 Production Decisions.

In the event Boeing decides to terminate the production of the Model 787 aircraft, and Boeing must make production decisions which are dependent on Buyer’s exercising an Option, Rolling Option or Purchase Right earlier than the applicable exercise date defined in this Letter Agreement, Boeing may accelerate the respective exercise date subject to Buyer’s agreement.  If Boeing and Buyer

P.A. No. 2924

*** – Applicable Terms and Conditions

BOEING PROPRIETORY

Northwest Airlines, Inc.

6-162-SKC-987

fail to agree to a revised Option Aircraft, Rolling Option and/or Purchase Right Aircraft exercise date, or delivery month and year, either party may terminate the concerned Option, Rolling Option or Purchase Right, and Boeing will refund to Buyer, without interest, any option deposit it has received.

***

8.0                                 Engine Manufacturer Pricing.

For the avoidance of doubt, (1) Buyer is responsible for and shall pay any additional charges that may be levied by the engine manufacturer as a result of *** Letter Agreement 6-1162-SKC-1065, Aircraft Model Substitution, and (2) Buyer shall be responsible for any changes to the Engine Price or escalation method used for determining the price of an ***.

10                                    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2924

*** – Applicable Terms and Conditions

BOEING PROPRIETORY

Northwest Airlines, Inc.

6-162-SKC-987

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

Attachment

P.A. No. 2924

*** – Applicable Terms and Conditions

BOEING PROPRIETORY

Attachment A (GEnx Engines) to

Letter Agreement No. 6-1162-SKC-987

***

Attachment B to Letter Agreement 6-1162-SKC-987

P.A. No. 2924

*** – Applicable Terms and Conditions

BOEING PROPRIETORY

6-1162-SKC-990

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:                                                     Maintenance Cost Guarantee

Reference:                                        Purchase Agreement 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (787-3 Aircraft, 787-8 Aircraft, 787-9 Aircraft, or collectively Aircraft)

This letter agreement 6-1162-SKC-990 including without limitation all attachments and amendments hereto (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A.                                   Buyer has requested a program which will either demonstrate achievement of the projected maintenance costs for the Aircraft or, if such projected costs are not demonstrated, provide Buyer specific remedies.

B.                                     In response to Buyer’s request Boeing offers the following maintenance cost guarantee program (Program) for estimating and validating the maintenance costs incurred by Buyer in the operation of the Aircraft and providing specific remedies to Buyer in the event maintenance costs for the Aircraft as defined in this Letter Agreement exceed specified values.

Agreement

1.                                       Covered Aircraft.

The Program shall apply to those Aircraft identified in Table 1 to the Purchase Agreement and operated by Buyer on Buyer’s routes during the Program Term (Covered Aircraft). *** particularly described in Attachment B and all such adjustments to be consistent with the methodology used in Attachment B.

2.                                       Program Term.

The Program shall begin on January 1, 2009 ***.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

3.                                       Covered Maintenance.

The maintenance costs covered by the Program shall be the costs (as more fully defined herein) of labor performed and materials used in the airframe, airframe component and engine line maintenance of the Covered Aircraft where the maintenance is performed as part of a maintenance program approved by Buyer’s regulatory authority (Covered Maintenance).

All monetary amounts provided in this Letter Agreement will be expressed in U.S. dollars.

4.                                       Program Commitment.

The Cumulative Average Actual Maintenance Cost shall not exceed the Cumulative Average Target Maintenance Cost as these terms are defined in this Article 4 (Program Commitment).  If the performance of the Covered Aircraft does not comply with the Program Commitment (Noncompliance), Buyer shall have the remedies specified in Article 8 below.

4.1                               Cumulative Average Actual Maintenance Cost means the aggregate Actual Maintenance Cost of Covered Maintenance for all then-completed Reporting Periods divided by the Fleet Flight Hours for all such completed Reporting Periods.

4.2                               Actual Maintenance Cost means the sum of (i) the Line Maintenance Material Cost, (ii) the Line Maintenance Labor Cost, (iii) the Base Maintenance Material Cost, (iv) the Base Maintenance Labor Cost, (v) the Subcontracted Base Maintenance Labor Cost, and (vi) the Total Shop Cost incurred by Buyer during a Reporting Period for Covered Maintenance, where:

4.2.1                     Line Maintenance Material Cost means the actual cost paid by Buyer for materials required to perform the line maintenance portion of the Covered Maintenance in a Reporting Period, as adjusted pursuant to the provisions of this Letter Agreement and exclusive of those costs and/or other charges as set forth in Article 9; and

4.2.2                     Line Maintenance Labor Cost means the product of Line Labor Hours and Line Labor Rate, where:

Line Labor Hours means the hours expended by Buyer in performing the line maintenance portion of the Covered Maintenance during a Reporting Period ***.

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BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

and

Line Labor Rate *** Buyer’s average direct hourly labor rate paid to Buyer’s employees who actually perform the line maintenance portion of the Covered Maintenance during such Reporting Period, as adjusted pursuant to the provisions of this Letter Agreement.  Direct labor rate excludes overhead, including without limitation, business taxes, and fringe benefits, premium time allowances, social charges paid to Buyer’s employees who actually perform the Covered Maintenance.

4.2.3                     Base Maintenance Material Cost means the actual cost paid by Buyer for materials required to perform the base maintenance portion of the Covered Maintenance in a Reporting Period, as adjusted pursuant to the provisions of this Letter Agreement and exclusive of those costs and/or other charges as set forth in Article 9.

4.2.4                     Base Maintenance Labor Cost means the product of Base Labor Hours and Base Labor Rate, where:

Base Labor Hours means the hours expended by Buyer in performing the base maintenance portion of the Covered Maintenance during a Reporting Period exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work as adjusted pursuant to the provisions of this Letter Agreement,

and

Base Labor Rate *** Buyer’s average direct hourly labor rate paid to Buyer’s employees who actually perform the base maintenance portion of the Covered Maintenance during such Reporting Period, as adjusted pursuant to the provisions of this Letter Agreement.  Direct labor rate excludes overhead, including without limitation, business taxes, and fringe benefits, premium time allowances, social charges paid to Buyer’s employees who actually perform the Covered Maintenance.

4.2.5                     Subcontracted Base Maintenance Labor Cost means the cost adjusted pursuant to the provisions of this Letter Agreement incurred by Buyer for labor for the base maintenance portion of the Covered Maintenance performed during a Reporting Period by a third party certified to perform such Covered Maintenance pursuant to 14 United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

4.2.6                     Total Shop Cost means the total labor and material cost incurred by Buyer to perform the shop maintenance portion of the Covered Maintenance in a Reporting Period, including brakes, wheels, tires, landing gear, APU, QEC and other airframe components, as adjusted pursuant to the provisions of this Letter Agreement and exclusive of those costs and/or other charges as set forth in Article 9.

4.2.7                     Shop Labor Cost means the estimated portion of Total Shop Cost attributable to labor for the Covered Aircraft.  ***

4.2.8                     Shop Material Cost means the estimated portion of Total Shop Cost attributable to material.  ***

4.3                               Fleet Flight Hours means the total airborne time (aircraft takeoff-to-touchdown) accumulated by all of the Covered Aircraft during a Reporting Period.

4.4                               Fleet Landings means the total number of landings accumulated by all the Covered Aircraft during a Reporting Period.

4.5                               Cumulative Average Target Maintenance Cost means the value calculated at the end of each completed Reporting Period by multiplying the Target Maintenance Cost for each completed Reporting Period by the average Fleet Flight Hours reported by Buyer for each such completed Reporting Period, adding the products together and dividing the sum by the total Fleet Flight Hours for all completed Reporting Periods.

4.6                               Target Maintenance Cost means the total cost as determined pursuant to Paragraph 5 below.

5.                                       Calculation of Target Maintenance Cost.

5.1                                 No later than six (6) months prior to delivery of the first Covered Aircraft, Buyer will provide to Boeing the maintenance cost data and operational assumptions described on Attachment A ***.

5.2                                 Using the methodology set forth in Attachment B, the Maintenance Cost Benchmark Data will be adjusted pursuant to the provisions of this Letter Agreement to a mature maintenance level for Buyer ***

Using the operational assumptions provided by Buyer in Attachment A for the Covered Aircraft, the Mature Equivalent Maintenance Cost and the methodology set forth in Attachment B, the target mature maintenance cost for the Covered Aircraft (Target Mature Maintenance Cost for the Covered Aircraft) will be derived pursuant to the provisions of this Letter Agreement.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

Finally, the average flight time and age adjustment methodology set forth in Attachment B will be applied pursuant to the provisions of this Letter Agreement to establish Target Maintenance Costs for the Covered Aircraft for each Reporting Period.  Boeing will report such values to Buyer in the form specified in Attachment C.

5.3                                 The Target Maintenance Costs will be recalculated by Boeing as provided in Attachment B using the methodology set forth therein.  Boeing will report the recalculated Target Maintenance Costs to Buyer in the form specified in Attachment F.

6.             Reporting of Actual Maintenance Data.

6.1                                 Within 120 days after the last day of each Reporting Period Buyer will complete and return to Boeing Attachment D to provide to Boeing the data specified therein for that Reporting Period.

***

7.             Calculation of Actual Maintenance Costs and Compliance with the Program Commitment.

7.1                                 Subject to the limitations described in Article 9, within 30 days after receiving Buyer’s report pursuant to Article 6 for each Reporting Period, Boeing will use the data provided by the Buyer in such report and the methodology in Attachment B to calculate the Cumulative Average Actual Maintenance Cost for the Covered Aircraft for such Reporting Period and will provide to Buyer a report in content and form as shown in Attachment E.

7.2                                 If the data determined pursuant to Article 7.1 indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Buyer will, upon request, submit to Boeing sufficient information to allow Boeing to verify

(i) the accuracy of data reported by Buyer pursuant to Article 6,

(ii) the data does not reflect assumptions other than those relied upon in developing the Target Maintenance Costs, and

(iii) the data is consistent with all provisions of this Letter Agreement.

***

7.3                                 If after completing the verification and analysis described in Article 7.2 (which shall in no event be later than *** days after Buyer furnishes to

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

Boeing the information described in Article 7.2 for the relevant Reporting Period) the data indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Boeing will take corrective action as defined in Article 8; provided that throughout the period of such Noncompliance, Buyer upon request, submits to Boeing such information *** as is necessary for Boeing.

(i)                                     To analyze the problems causing such Noncompliance, and

(ii)                                  To develop, when required, with Buyer’s assistance, appropriate corrective action.

8.                                       Corrective Action.

8.1                                 Should corrective action pursuant to Article 7.3 be appropriate:

8.1.1                        Boeing will investigate the circumstances and possible causes of the Noncompliance, and

8.1.2.                     Boeing will provide technical assistance to Buyer in the form of analysis and recommendations for reducing Actual Maintenance Cost, and

8.1.3                        After consultation with Buyer, if necessary, Boeing will initiate a design review of the systems, accessories, equipment or parts *** cause of the Noncompliance and, when a redesign is indicated as a technically and economically practicable means of complying with the Program Commitment, Boeing will redesign or cause the redesign of such items, and

8.1.4.                     If such redesign results in retrofit kits being offered by Boeing or Boeing’s suppliers, Boeing will provide such kits or cause such kits to be provided at no charge to Buyer.  Boeing will also reimburse, at Boeing’s then existing warranty labor rate, Buyer’s reasonable labor costs for incorporation of any such kit manufactured to Boeing’s or Boeing’s supplier’s detailed design.  Such reimbursement will be provided pursuant to Exhibit B, “Product Assurance Document,” of the Purchase Agreement.

***

8.2                                 At Boeing’s request, Buyer will assign to Boeing (to the extent Buyer is legally and contractually permitted to do so) any of Buyer’s rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as may be required for Boeing to fulfill its obligations with respect to any corrective action provided by Boeing hereunder.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

9.                                       Conditions and Limitations.

9.1                                 If, with the intent of reducing the cost of Covered Maintenance, Boeing or any supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits, Buyer and its subcontractors will comply with such instructions or install such kits within a period of eight (8) months after issuance of such instructions or receipt of such kits at Buyer’s facility, or such longer period as may be otherwise mutually agreed (Response Period) ***.  If Buyer or any of its subcontractors does not incorporate and install any such modification or procedure which Buyer is required to incorporate and install pursuant to the immediately preceding sentence, after expiration of the applicable Response Period all maintenance costs, which would have been eliminated if such instructions or kits had been incorporated will be subtracted from the Actual Maintenance Costs reported.

9.2                                 Buyer will promptly notify Boeing in writing of any variations in its maintenance cost accounting system or procedures or those of its subcontractors which would affect the proper reporting of Actual Maintenance Costs.  Boeing will review with Buyer such variations and as appropriate make adjustments in a commercially reasonable manner to the Cumulative Average Target Maintenance Cost to reflect the effect of any such variations.

9.3                                 Upon reasonable notice to Buyer, Boeing will have the right, at reasonable times and intervals and upon prior written notice to Buyer, to audit all Actual Maintenance Costs reported by Buyer during the Program Term, as well as the maintenance practices and procedures related thereto, provided that such audit shall not interfere with Buyer’s flight operations and maintenance procedures.  *** Buyer will audit from time to time its subcontractors’ maintenance records and practices during the Program as they pertain to the Covered Aircraft, and release to Boeing such audit findings and subcontractor maintenance records that, within its contract terms with such subcontractor, Buyer is allowed to release to Boeing as a third party.  As is necessary, Buyer will use commercially reasonable efforts to obtain the ability to release all such information to Boeing.  If requested, Boeing will enter into a proprietary information agreement with subcontractor.  Boeing and Buyer will work in good faith to verify and properly account for data reported by Buyer for which Boeing does not receive sufficient data to verify, in accordance with the provisions of this Letter Agreement, either the labor hours performed or the material costs incurred in performing such maintenance.  Should the parties be unable to so verify and properly account for such reported data, Boeing will provide Buyer written notification of its disapproval of any such costs, and Boeing will deduct such costs from the computation of Actual Maintenance Costs.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

9.4                                 Upon reasonable notice to Buyer, Boeing may inspect Buyer’s maintenance facilities, programs and procedures, provided that no such inspection shall interfere with Buyer’s flight operations or maintenance procedures.

9.5                                 Actual Maintenance Cost will not include any of the following costs:

(a)                                  Costs arising from loss of, or extraordinary damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof.

(b)                                 Any taxes, duties, tariffs, surcharges (except customary and reasonable mark-up on materials charged by third party maintenance providers), transportation, insurance interest or overhead.

(c)                                  The costs of initial or sustaining spare parts inventory or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than unreimbursed modifications described under Article 9.1 herein.

(d)                                 Costs resulting from the negligent acts or omissions of Buyer.

(e)                                  Costs resulting from the failure to comply with Boeing’s or Boeing’s suppliers’ applicable written instructions as reasonably modified in Buyer’s Aircraft Maintenance Schedule Document for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof.

(f)                                    Costs attributable to loss of use, revenue or profit.

(g)                                 Costs of consumable fluids, including fuel.

(h)                                 Costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, governmental acts or failure to act affecting materials, facilities or aircraft needed for the maintenance of Covered Aircraft.

(i)                                     Costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft.

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(j)                                     Costs resulting from failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft.

(k)                                  Amounts for any part provided by Boeing or Boeing’s suppliers to Buyer at no charge.

***

(m)                               Amounts related to any warranty, maintenance cost guarantee or similar agreement, for which there is a credit memorandum or other payment scheme established in Buyer’s favor and issued by Boeing or Boeing’s suppliers to Buyer.

***

9.7                                 The Program will be suspended if during any Reporting Period the average utilization for the Covered Aircraft is less than *** hours.  *** the Program will resume on the first day of any subsequent Reporting Period during which the average utilization for the Covered Aircraft exceeds that set forth above.  The Actual Maintenance Cost and the Cumulative Average Target Maintenance Cost as of any Reporting Period during the Program Term will exclude all Actual Maintenance Cost and Fleet Flight Hours accumulated during any Reporting Period in which the Program was suspended as provided above.  The Program will not be extended to reflect any period wherein it was suspended.  ***

10.                                 Notice

10.1                           All reports submitted to Boeing will be addressed to the attention of:

Director - BCA Warranty and Supplier Support Contracts

Boeing Commercial Airplanes

P.O. Box 3707    Mail Code 2L-46

Fax: 206-544-9171

Seattle, Washington 98124-2207

10.2                           All reports submitted to Buyer will be addressed to the attention of:

Controller, Technical Operations

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

Northwest Airlines, Inc.

Department C8040

7500 Airline Drive

Minneapolis, MN 55450

Facsimile: 612-726-7707

11.           Release and Discharge by Buyer.

The performance of the commitments made in this Letter Agreement by Boeing in accordance with the terms and conditions of this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Buyer solely with respect to failure of the Aircraft to meet the Aircraft Commitment.

12.                                 Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required by applicable law or governmental regulations.

Except as set forth in this Letter Agreement, the Purchase Agreement remains unchanged and in full force and effect.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date	May 5, 2005

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-990

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

Attachment A to

6-1162-SKC-990

Attachment A:  Maintenance Cost Benchmark Data and Covered Aircraft Operational Assumptions

Airline’s Historic Benchmark Data

	Year 1:	Year 2:	Year 3:	Year 4:	Year 5:
Line Maintenance Labor Cost
Line Maintenance Material Cost
Base Maintenance Labor Cost
Base Maintenance Material Cost
Subcontracted Base Maintenance Labor Cost
Shop Labor Cost
Shop Material Cost
Annual Fleet Landings (Total for Year)
Annual Fleet Fight Hours (Total for Year)
Average. Fleet Size for Year (Number of Airplanes)
Average Fleet Age:
• In Flight Hours
• In Landings
• In Years
Shop Labor Cost Percentages
Shop Material Cost Percentages

Operational Assumptions for Covered Aircraft

Line Labor Rate ($per Labor Hour)
Base Labor Rate ($per Labor Hour)
Subcontracted Base Labor Rate ($per Labor Hour)
Annual Fleet Landings (Total for Year)
Annual Fleet Flight Hours (Total for Year)

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Attachment B to

6-1162-SKC-990

Attachment-B - Adjustments

Adjustments will be made as described in this Attachment B to Buyer’s Maintenance Cost Benchmark Data submitted in Attachment A, the Target Maintenance Costs reported in Attachment C and Actual Maintenance Cost Data reported in Attachment D.

1.0                                 Reporting Currency.

All monetary amounts provided in this Letter Agreement will be expressed in U.S. dollars.

2.0                                 Escalation Indices.

2.1                                 Material Price Inflation.

The measure of material price inflation will be the Producer Price Index for “Other Aircraft Parts and Auxiliary Equipment Mfg” (North American Industry Classification System (NAICS) code 336413, BLS Series ID = PCU336413) obtained from the publication “Producer Prices and Price Indexes” published monthly by the U.S. Department of Labor, Bureau of Labor Statistics (BLS) or any comparable successor publication as mutually agreed to by Boeing and Buyer published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Material Index).

2.2                                 Labor Price Inflation.

The measure of labor price inflation will be the “Employment, Hours, and Earnings from the Current Employment Statistics Survey (National)” (North American Industry Classification System (NAICS) code 336413, BLS Series ID =CEU3133641306) obtained from the publication published monthly by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication as mutually agreed to by Boeing and Buyer published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Labor Index).

3.0                                 Benchmark Method for Determining Target Maintenance Costs.

The Target Maintenance Costs will be determined for the Covered Aircraft as specified in subparagraphs 3.1 through 3.8 of this Attachment B.

3.1                                 ***

3.2                                 ***

3.3                                 ***

3.4                                 ***

3.5                                 ***

3.6                                 ***

3.7                                 ***

4.0             Reporting Period Adjustments.

4.1                                 Material Costs.

The reported Line Maintenance Material Cost, Base Maintenance Material Cost and Shop Material Cost for a Reporting Period will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values of the Material Index published for the twelve months of the Base Year to the average of the values for the Material Index published during twelve months of the applicable Reporting Period.

4.2                                 Labor Costs.

The reported Line Maintenance Labor Cost, Base Maintenance Labor Cost and Subcontracted Base Maintenance Labor Cost for a Reporting Period will be revised by multiplying the reported labor cost by the ratio of the labor rate specified in the operational assumptions section of Attachment A to the Buyer’s then-current labor rate, as reported in Attachment D.

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Attachment B to

6-1162-SKC-990

4.3                                 Shop Labor Costs.

The reported Shop Labor Cost for a Reporting Period will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values of the Labor Index published for the twelve months of the Base Year to the average of the values for the Labor Index published during twelve months of the applicable Reporting Period.

5.0                                 Recalculation of Target Maintenance Cost.

5.1                                 Average Flight Time.

If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time (PAFT) of 8.23 hours by more than +/- 1.0 Flight Hours, the Target Material Cost (TMC) and Target Labor Cost for that Reporting Period will be adjusted using the methodology specified in Paragraph 5.2 below to reflect the AAFT, where:

5.1.1                        Actual Average Flight Time (AAFT) means the Total Fleet Flight Hours reported in Attachment D divided by Total Fleet Landings reported in Attachment D.

5.2                                 Method for Recalculating Target Maintenance Cost

As permitted by paragraph 5.1 of this Attachment B, the Target Maintenance Cost for a Reporting Period will be recalculated using the following formula and using the operational assumptions provided by the Buyer for the Reporting Period in Attachment D to the Letter Agreement:

Recalculated Target Cost (or RTC) = ((BB + (Average Flight Time * AA))/Average Flight Time)

Where:  AA is dollars per flight hour and BB is dollars per cycle as derived from the Mature Fleet Benchmark Data and the data provided in Attachment H as detailed below.

BB = R * $PerCycle

AA = R * $PerFlightHour

***

5.3                                 Covered Aircraft.

The Target Maintenance Cost is based on the number of Covered Aircraft.  If the number of Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period to address any change to the average fleet age by using the methodology specified in paragraph 5.7, below.

5.4                                 Delivery Schedule.

If the delivery schedule for the Covered Aircraft described in Table 1 to the Purchase Agreement changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period and subsequent Reporting Periods to address any resulting changes to the average fleet age using the methodology specified in paragraph 5.7, below.

5.5                                 ***

5.6                                 ***

5.7                                 Age Adjustment.

Age Adjustments will be based on the average fleet age during a Reporting Period and the factors set forth in the tables below.  Maintenance Cost Benchmark Data will be adjusted to maturity by dividing the cost for

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Attachment B to

6-1162-SKC-990

a given period by the Maturity Factor which corresponds to the average fleet age.  The Target Maintenance Cost will be calculated by multiplying the Target Mature Maintenance Cost by the maturity factor corresponding to the average age of the Covered Aircraft at the time of the Reporting Period.  The Composite Airplane table applies to the 787 aircraft; the MSG-3  table applies to aircraft with FAA type certificates granted after 1979.  ***

Attachment C to

6-1162-SKC-990

Attachment C – Target Maintenance Cost for Covered Aircraft and Covered Aircraft Maintenance Baseline

To:                                                                              Northwest Airlines, Inc.

Reference:                                        Letter Agreement No. 6-1162-SKC-990 to Purchase Agreement No. 2924

Airframe Maintenance Cost Protection Program

Subject:     Target Maintenance Cost reported pursuant to Article 5.2 of the referenced Letter Agreement.

***

Attachment D to

6-1162-SKC-990

To:                                                                              Director - BCA Warranty and Supplier Support

Boeing Commercial Airplanes

P.O. Box 3707     Mail Stop 76-02

Fax: 206-544-9171

Seattle, Washington 98124-2207

Reference:                                        Letter Agreement No. 6-1162-SKC-990 to Purchase Agreement No. 2924

Airframe Maintenance Cost Protection Program

Subject:                                                     Data reported pursuant to Article 6 of the referenced Letter Agreement.

Reporting Period No.

Beginning date               ending date

Currency of the costs shown below:

Actual Maintenance Costs	Line Costs (total cost)	Base Costs (total cost)	Shop Costs (total cost)	Total Costs (total cost)
Labor
Subcontract Labor
Material
Total

Note: The above labor costs have been calculated in accordance with Article 4.2. of the referenced Letter Agreement.  The above material costs have been calculated in accordance with Article 4.2 of the referenced Letter Agreement and exclude all costs described in Article 9 therein.

Line Labor Rate ($per Labor Hour)
Base Labor Rate ($per Labor Hour)
Subcontracted Base Labor Rate ($per Labor Hour)

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Attachment D to

6-1162-SKC-990

Annual Fleet Landings (Total for Year)
Annual Fleet Flight Hours (Total for Year)
Shop Labor Cost (Percentages)
Shop Material Cost (Percentages)

The above labor rates have been calculated in accordance with Article 4.2 of the Letter Agreement.

Northwest Airlines, Inc.

By	Date

Its

P.A.  No. 2924

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BOEING PROPRIETARY

Attachment E to

6-1162-SKC-990

To:                                                                              Northwest Airlines, Inc.

Reference:                                        Letter Agreement No. 6-1162-SKC-990 to Purchase Agreement No. 2924

Airframe Maintenance Guarantee

Subject:                                                     Data reported pursuant to Article 7 of the referenced Letter Agreement.

Reporting Period No.

Beginning date                ending date

Actual Costs as reported by Buyer in U.S. Dollars:

Actual Maintenance Costs	Line Costs (total cost)	Base Costs (total cost)	Shop Costs (total cost)	Total Costs (total cost)
Labor
Material
Total

Actual Costs and Target Costs (per Attachment A of the referenced Letter Agreement) in base year 2007 U.S. dollars.

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BOEING PROPRIETARY

Attachment E to

6-1162-SKC-990

	Reporting Period 1	Reporting Period 2	Reporting Period 3	Reporting Period 4	Reporting Period 5
Year

Year dollars

Line Maintenance Labor Cost
Line Maintenance Material Cost
Base Maintenance Labor Cost
Base Maintenance Material Cost
Subcontracted Base Labor Cost
Shop Labor Cost
Shop Material Cost

Cumulative Average Actual Maintenance Cost

Total Fleet Flight Hours
Total Fleet Landings
Number of Covered Aircraft

Cost adjustment factors
Labor
Material

Target Maintenance Cost
Cumulative Average Target Maintenance Cost

P.A.  No. 2924

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BOEING PROPRIETARY

Attachment E to

6-1162-SKC-990

***

Very truly yours,

THE BOEING COMPANY

Reported by

Its

Date

P.A.  No. 2924

Maintenance_Cost_Protection

BOEING PROPRIETARY

Attachment E to

6-1162-SKC-990

Attachment F – Recalculated and Adjusted Target Maintenance Cost for Covered Aircraft

To:                                                                              Northwest Airlines, Inc.

Reference:                                        Letter Agreement No. 6-1162-SKC-990 to Purchase Agreement No. 2924

Airframe Maintenance Cost Protection Program

Subject:                                                     Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

***	Fleet Size	Average Fleet Age	Target Maint. Cost ($ per flt hr)

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BOEING PROPRIETARY

Attachment G to

6-1162-SKC-990

***

Attachment H to

6-1162-SKC-990

***

6-1162-SKC-1010

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:                                                     ***

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A.  No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1010

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC

By	***

Its	President & CEO

P.A.  No. 2924

BOEING PROPRIETARY

6-1162-SKC-1011

Northwest Airlines, Inc.

5101 Northwest Drive

St. Paul, Minnesota 55111

Subject:                                                     ***

Reference:                                        Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                                       ***

2.                                       ***

3.                                       Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained

P.A.  No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1011

herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES

By	***

Its	President & CEO

P.A.  No. 2924

BOEING PROPRIETARY

6-1162-SKC-1035

Northwest Airlines, Inc.

5101 Northwest Drive

St. Paul, Minnesota 55111

Subject:	Model 787-8
Flight Test Certification Program

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In addition to the allowance for Boeing’s use of Buyer’s Aircraft for performing flight tests prior to delivery as provided in Article 9.2 of the Purchase Agreement, Boeing and Buyer agree that *** 787-8 Aircraft identified in Table 1 of the Purchase Agreement will be used by Boeing in its flight test program for (i) obtaining the FAA Type and Airworthiness Certificates for the standard Model 787-8 aircraft as required under Article 8.1.1.1 of the Purchase Agreement, (ii) any other testing required by the FAA, (iii) any testing required by the European Aviation Safety Agency (EASA), (iv) early ETOPS program testing, (v) any developmental testing (which will be no more rigorous than testing required for obtaining the FAA Type and Airworthiness Certificate) which is needed to develop a new design if problems are discovered in flight test (such as lateral trim, stall characteristics and other design issues), if required, and (vi) *** Boeing marketing demonstration flights.  Such Aircraft are herein after referred to as the Test Aircraft and such test program is hereinafter referred to as the Test Program.

***

The Test Aircraft will be manufactured early, flight tested, refurbished and delivered to Buyer in its scheduled delivery month pursuant to Table 1 of the Purchase Agreement.  It is hereby agreed that Buyer will accept delivery of the Test Aircraft without any reduction in the purchase price thereof on account of the depreciation and reasonable wear and tear resulting from the Test Program subject to the provisions set forth below.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1035

1.             Test Aircraft Refurbishment.

Boeing will refurbish each Test Aircraft prior to delivery thereof to Buyer to ensure such Test Aircraft is in compliance with the Detail Specification to be derived from Boeing 787 Airplane Description and Selections Document.  Reasonable wear and tear will be permissible in all areas of the Test Aircraft except interior areas exposed to passenger view ***.  Such interior areas will be in a condition, at time of delivery to Buyer, comparable to the same areas of other Aircraft delivered to Buyer in the same time period as the Test Aircraft.

Analysis, inspections, and determination of repairs or replacements will be performed to Boeing standards.  Significant damage (if any) shall be subject to discussion between Boeing and Buyer so as to determine the most reasonable and practicable correction.  Each Test Aircraft will be in a flight test livery until it is repainted during refurbishment.

2.             Removal of Wiring and Test Instrumentation.

The wiring installation in the Test Aircraft will be the same as in the other Aircraft being purchased by the Buyer under the Agreement, except for wiring configuration differences permitted by contract and except for residual flight test wiring and instrumentation.  Boeing shall remove all flight test wiring and instrumentation to the extent practicable.  The residual flight test wiring and instrumentation will be minimal in amount and weight, will be readily identifiable, will be firmly affixed to the Test Aircraft, and will not physically or electrically affect Test Aircraft systems at delivery to Buyer.  ***

3.             PRR and Service Bulletin Incorporation.

During the refurbishment of each Test Aircraft, Boeing will incorporate all applicable Production Revision Records (PRRs) and Service Bulletins which have been released by Boeing for incorporation in other Aircraft scheduled for delivery to Buyer prior to the scheduled delivery of the Test Aircraft except for any such PRRs and/or Service Bulletins which are impracticable (in the reasonable mutual judgment of Boeing and Buyer) to so retrofit on the Test Aircraft.  Boeing will review its plans for incorporation of such PRRs and Service Bulletins with Buyer prior to the refurbishment of the Test Aircraft.  Any delay in the delivery of the Test Aircraft resulting from the incorporation of such PRRs and/or Service Bulletins shall be an excusable delay within the meaning of Article 6 of the Purchase Agreement.  If the reason for not incorporating any such PRR or service bulletin is the unavailability of retrofit kits, Boeing will furnish such retrofit kits to Buyer at no charge as soon as they can reasonably be made available and Boeing will reimburse Buyer for its direct labor to install such kits at the then current warranty labor reimbursement rate.

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4.             Wheels, Tires and Brakes.

Boeing will install new tires, wheels and brakes on each Test Aircraft after such flight tests and prior to delivery thereof.

***

7.             Aircraft Maintenance.

Boeing will maintain the Test Aircraft to Boeing standards.  Boeing will accomplish all required maintenance and inspections, consistent with the accumulated hours, cycles and days, prior to delivery.  At time of delivery, Boeing will provide the Buyer a maintenance log in the Buyer’s format containing one Maintenance Check Completion Status Summary report.  The Maintenance Review Board Report will be used to set the starting level of the Buyer’s maintenance program at the time of delivery.

8.             Warranty.

The terms and conditions of the Product Assurance Document (Exhibit B to the Purchase Agreement) will run full term from the date of the delivery of each Test Aircraft to Buyer.  ***

9.             Other Terms and Conditions.

Additional terms and conditions relating to the Test Program will be added to this Letter Agreement upon final definition of such program.  All terms and conditions relating to the manufacture, sale and purchase of the Aircraft as set forth in the Purchase Agreement will remain in full force and effect for the Test Aircraft, except as amended by the provisions set forth herein.  In the event of damage to any Test Aircraft, Boeing will immediately notify Buyer and will begin discussions that will result in an understanding culminating in the mutual satisfaction of both Boeing and Buyer.

10.           Confidential Treatment.

Buyer understands that certain commercial information contained in this Letter Agreement are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1035

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1039

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.             Deferred Advance Payment Schedule:

Notwithstanding the advance payment schedule set forth in Article 5.1 of the Purchase Agreement, Boeing agrees that Buyer may make Advance Payments for the Aircraft in accordance with the schedule below, subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft
(Percent times
Advance Payment Base Price)

Definitive Agreement Date, option exercise date, or purchase right exercise date	1.0%

***

2.             Interest on Deferred Advance Payments:

The foregoing advance payment schedule constitutes a deferral of certain amounts due Boeing pursuant to the advance payment schedule for the Aircraft as set forth in Article 5.1 of the Purchase Agreement.  Accordingly, Buyer shall pay interest to Boeing on all such deferred amounts at a rate per annum equal to the sum of (i) the 90-day LIBOR rate, as published in the Wall Street Journal, U.S. edition, in effect on the first business day of each calendar quarter and reset every

P.A. No. 2924

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6-1162-SKC-1039

calendar quarter, plus (ii) ***, and calculated on a basis of a 360-day year. Interest will be paid quarterly to Boeing in arrears on the first business day of each quarter. Any remaining unpaid interest payments for an Aircraft are due and payable at delivery of the Aircraft.

***

4.             Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1040

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Special Matters

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                                       ***

2.                                       ***

3.                                       ***

4.                                       ***

5.                                       ***

6.                                       ***

7.                                       ***

8.                                       ***

9.                                       ***

10.                                 ***

11.                                 ***

12.                                 ***

13.                                 Assignment.

The Credit Memoranda and other terms and conditions described in this Letter Agreement are provided as a special accommodation to Buyer in consideration of Buyer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1040

14.           Confidential Treatment.

Buyer understands that certain commercial and financial information, described in this Letter Agreement, are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1042

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	***

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning ***

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4.                                       Buyer’s Obligation.

Buyer will provide all recurring data for elements mutually agreed upon and provide other support reasonably requested by Boeing, in a timely manner.

6.                                       Assignment.

This Letter Agreement is provided as a financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

7.                                       Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1042

information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1043

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	***

Reference:	a)	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

	b)	Customer Services General Terms Agreement No. 51-1 (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.  In consideration of Customer’s purchase of the Aircraft, and for so long as Customer continues to operate the Aircraft, ***

Boeing and Customer agree to the structure and significant concepts described in this Letter Agreement and will negotiate in good faith subsequent to a definitive 787 purchase agreement, *** program in support of Customer’s fleet of Boeing aircraft other than the Aircraft.

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9.                                       Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1043

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1057

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Miscellaneous Matters

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

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7.                                       Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1057

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1058

Northwest Airlines, Inc.

5101 Northwest Drive

St. Paul, Minnesota 55111

Subject:	787 Special Entry-into-Service Customer Support Package

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In recognition of Buyer’s status as a launch customer of the Aircraft, and the desire of Boeing and Buyer for the Aircraft to successfully enter into service, Boeing agrees to provide incremental entry-into-service support, described in Paragraph 1, which is separate and in addition to the three (3) person introductory Field Service support already committed in Exhibit C, Part B (EIS Package).

The additional support described in this Letter Agreement will be provided for a period of one year following the delivery of the first Aircraft, except as noted in Paragraphs 1.2 and 1.3.

1.             EIS Package Content

1.1           Boeing and its suppliers are preparing for and are committed to a smooth entry into service for the 787 aircraft.  In order to facilitate a timely and appropriate response to significant emerging Boeing and/or supplier issues or problems, identified by Buyer’s senior management, Boeing will provide, at no charge, a 787 Program senior manager, located in Seattle, who is responsible, for the Buyer’s EIS support.  This manager will contact the appropriate organization and level of management, within Boeing or the supplier, responsible to resolve the issue or problem and will track its status through its resolution.  Boeing’s intent is to respond within twenty-four (24) hours, quickly resolve problems and process

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

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any associated spare parts with the same priority as an AOG.  Emergent hardware issues will be worked even if MTBUR targets are met.

1.2           Boeing will provide, at no charge, a team of up to three (3) Boeing specialists who will be located on the Buyer’s site in Minneapolis, Minnesota for a minimum period of 90 days.  The period of time that these engineers remain on-site may be extended in 30-day increments if required by Buyer, up to a reasonable maximum period of time sufficient to ensure the Aircraft has a successful entry into service.  The Boeing specialist’s area of expertise shall be mutually agreed upon by Buyer and Boeing.

1.3           Boeing will work with its suppliers to have, at no charge to Buyer, a team of up to three (3) supplier specialists on the Buyer’s site in Minneapolis, Minnesota for a minimum period of 90 days.  The period of time that these specialists remain on-site may be extended in 30-day increments if required by Buyer, up to a reasonable maximum period of time sufficient to ensure the Aircraft has a successful entry into service. The supplier specialist’s area of expertise shall be mutually agreed upon by Buyer and Boeing.

1.4           Boeing will implement and manage a special AOG process with suppliers to prioritize engineering resources and deliver spare parts that are critical to the successful introduction of the Aircraft into service. This objective will be achieved through provisioning planning with suppliers, the creation of an AOG problem management process, the daily engagement of the onsite Boeing and Supplier teams, and the intervention and leadership of the 787 Program senior manager responsible for Buyer’s EIS Package.

2.             Assignment.

Accommodations contained in this Letter Agreement are in response to Buyer’s specific request and made in consideration of Buyer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.             Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and,

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1058

except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	May 5, 2005

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1065

Northwest Airlines

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.             Buyer’s Substitution Rights and Conditions.

Boeing provides Buyer with the right to substitute the purchase of Boeing model 787-9 aircraft (Substitute Aircraft) in place of the Aircraft, subject to the terms and conditions below:

***

1.2           For configurations not previously certified for other Substitute Aircraft, Buyer must provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft, and define the configuration of the model 787-9 aircraft (including engines), no later than the first day of the month *** prior to delivery of the Substitute Aircraft.

1.3           For Substitute Aircraft configurations that have been previously certified Buyer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft no later than the first day of the month *** prior to the scheduled month of delivery of the Aircraft for which it will be substituted.

2.             Boeing’s Production Capability.

***

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines

6-1162-SKC-1065

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Buyer to secure quotes from Seller Purchased Equipment vendors or Buyer Furnished Equipment vendors, and for Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates.  *** Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month which shall be the first month following such scheduled delivery month in which Boeing possesses such production capability for Buyer’s consideration and written acceptance within thirty (30) days of such offer.

***

3.             Definitive Agreement.

Buyer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Buyer’s and Boeing’s executing a Supplemental Agreement to the Purchase Agreement reflecting the substitution of the Substitute Aircraft.

4.             Price and Advance Payments.

The Airframe Base Price for the Substitute Aircraft is *** 2004$ subject to escalation, calculated using the method described in Exhibit D (2004$ STE). The Optional Features prices and Seller Purchaser Equipment (SPE) estimate will be adjusted to reflect the current Aircraft configuration at the time Buyer exercises it substitution right. The Engine Price will be adjusted to the engine manufacturer’s then-current prices as of the date of execution of the Supplemental Agreement for the Substitute Aircraft.  The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the Supplemental Agreement for the Substitute Aircraft.

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft, Buyer shall promptly pay to Boeing the amount of the difference as of the date of execution of the Supplemental Agreement for the Substitute Aircraft.

***

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines

6-1162-SKC-1065

5.             Substitute Aircraft to Aircraft.

Upon fulfillment of the terms and conditions of Paragraphs 1 through 4 of this Letter Agreement, the Substitute Aircraft shall be deemed an Aircraft for purposes of this Purchase Agreement.

7.             Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1087

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	***

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

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8.                                       The terms and conditions described in this Letter Agreement are provided as a special accommodation to Buyer in consideration of Buyer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

9.                                       Buyer understands that certain commercial and financial information, described in this Letter Agreement, is considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO THIS

Date:	May 5, 2005

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1087

NORTHWEST AIRLINES, INC.

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1150

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	787 Training

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

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11.                                 Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1150

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC

By	***

Its	President & CEO

***

P.A. No. 2924

BOEING PROPRIETARY

6-1162-SKC-1151

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, Minnesota 55121

Subject:	***

Reference:	Purchase Agreement No. 2924 (the Purchase Agreement) between The Boeing Company (Boeing) and Northwest Airlines, Inc. (Buyer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

2.             Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential.  Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	***

Its	Attorney-In-Fact

P.A. No. 2924

BOEING PROPRIETARY

Northwest Airlines, Inc.

6-1162-SKC-1150

ACCEPTED AND AGREED TO this

Date:	May 5, 2005

NORTHWEST AIRLINES, INC

By	***

Its	President & CEO

P.A. No. 2924

BOEING PROPRIETARY